Advanced Series Trust
655 Broad Street
Newark, New Jersey 07102
Telephone 888-778-2888

December 12, 2022

Dear Contract Owner,

As a contract owner who beneficially owns shares of at least one of the following portfolios of the Advanced Series Trust ("AST"):

•  AST Prudential Flexible Multi-Strategy Portfolio (the "Prudential Portfolio")

•  AST T. Rowe Price Diversified Real Growth Portfolio (the "T. Rowe Price Portfolio")

You are cordially invited to a Special Meeting of Shareholders (each, a "Meeting" and collectively, the "Meetings") of the portfolio(s) listed above (each, a "Target Portfolio" and collectively, the "Target Portfolios") for which you own shares. The Meetings are scheduled to be held on January 24, 2023, at the times indicated below:

Target Portfolio	Meeting Time
AST Prudential Flexible Multi-Strategy Portfolio	10:30 a.m. Eastern time
AST T. Rowe Price Diversified Real Growth Portfolio	10:45 a.m. Eastern time

We intend to hold the Meeting in person. However, we are sensitive to the public health and travel concerns our shareholders may have, and recommendations that public health officials may issue, relating to the evolving situation with respect to the novel coronavirus disease ("COVID-19"). As a result, we may impose additional procedures or limitations on Meeting attendees or may decide to hold the Meeting in a different location or solely by means of remote communication. We plan to announce any such updates on our proxy website (www.prudential.com/variableinsuranceportfolios), and we encourage you to check this website prior to the Meeting if you plan to attend.

The Meetings are very important to the future of the Target Portfolios. At each Meeting, the shareholders of the relevant Target Portfolio will be separately asked to approve or disapprove a Plan of Reorganization of the relevant Target Portfolio (the "Plan"). As more fully explained in the attached Prospectus/Proxy Statement, the Plan provides for the transfer of all of the Target Portfolio's assets to the PSF PGIM Flexible Managed Portfolio (the "Acquiring Portfolio") of The Prudential Series Fund ("PSF") in exchange for (i) the Acquiring Portfolio's assumption of all of the Target Portfolio's liabilities, and (ii) the Acquiring Portfolio's issuance to the Target Portfolio of Class III shares of beneficial interest in the Acquiring Portfolio (each a "Reorganization" and collectively, the "Reorganizations"). The Acquiring Portfolio will be the accounting and performance survivor of the Reorganizations, and the combined portfolio resulting from the Reorganizations is sometimes referred to herein as the "Combined Portfolio."

The Reorganizations are being pursued due to net outflows from the Target Portfolios, which reduce the potential to achieve economies of scale. The Reorganization will consolidate the smaller Target Portfolios into the larger Acquiring Portfolio, improving overall scale. Additionally, management believes the Reorganization will allow each Target Portfolio to more effectively pursue its strategy.

Each Reorganization is intended to qualify as a tax-free transaction for U.S. federal income tax purposes. If the Plan with respect to your Target Portfolio is approved and the Reorganization of your Target Portfolio is completed, you will beneficially own shares of the Acquiring Portfolio, rather than shares of the Target Portfolio(s). It is expected that the Reorganizations, if approved, would be completed on or about February 27, 2023.

Neither Reorganization is contingent upon shareholder approval of the other Reorganization. As a result, if shareholders of one of the Target Portfolios do not approve the Reorganization of their Portfolio, the Reorganization of the other Target Portfolio may proceed if shareholders of that Portfolio approve the Reorganization of their Portfolio. In that event, the Manager will consider what action, if any, to recommend with respect to the other Target Portfolio that did not receive shareholder approval.

The Board of Trustees of AST (the "AST Board") and the Board of Trustees of PSF (the "PSF Board," and together with the AST Board, the "Board") have approved each Reorganization and recommend that you vote "FOR" the proposal. Although the AST Board has determined that the proposal is in your best interest, the final decision is yours.

The following pages include important information on the proposed Reorganizations in a question and answer format. The pages that follow include the full Prospectus/Proxy Statement with detailed information regarding the Reorganizations. Please read the full document, including the detailed description of the factors considered by the Board.

Your vote is important no matter how large or small your investment. We urge you to read the attached Prospectus/Proxy Statement thoroughly and to indicate your voting instructions on the enclosed voting instruction card, date and sign it, and return it promptly in the envelope provided. Alternatively, you may submit your vote by telephone by calling toll-free 800-690-6903 or you may vote over the Internet by going to www.proxyvote.com. Your voting instructions must be received by AST prior to January 24, 2023. The Target Portfolio shares that you beneficially own will be voted in accordance with the most current instructions received from you. All shares of the Target Portfolio, including Target Portfolio shares owned by a participating insurance company in its general account or otherwise, for which instructions are not received from contract owners will be voted by the participating insurance companies in the same proportion as the votes actually cast by contract owners regarding the Reorganizations. Please see the Voting Information section of the Prospectus/Proxy Statement for additional information.

By voting now, you can help avoid additional costs that would be incurred with follow-up letters and calls.

For any questions or concerns you may have regarding the proposed Reorganizations, please call 1-800-752-6342 between the hours of 8:00 a.m. and 6:00 p.m. Eastern Time, Monday-Friday.

Sincerely,

Timothy Cronin
President
Advanced Series Trust

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSALS

Please read the attached Prospectus/Proxy Statement for a complete description of the proposals. However, as a quick reference, the following questions and answers provide a brief overview of the proposals.

Q1. WHY AM I RECEIVING THIS PROXY STATEMENT?

A. You have received these proxy materials and are being asked to provide voting instructions to your insurance company on the proposals because you are the beneficial owner of shares of one or more of the following portfolios:

•  AST Prudential Flexible Multi-Strategy Portfolio (the "Prudential Portfolio")

•  AST T. Rowe Price Diversified Real Growth Portfolio (the "T. Rowe Price Portfolio")

Each portfolio listed above (each, a "Target Portfolio" and collectively, the "Target Portfolios") is a series of the Advanced Series Trust ("AST"). Each Target Portfolio is seeking shareholder consideration and approval of an important proposal.

Q2. WHAT PROPOSALS AM I BEING ASKED TO VOTE ON?

A. The purpose of the proxy is to ask you to vote on the reorganization (the "Reorganization") of one or both Target Portfolios, as applicable depending upon the Target portfolio(s) in which you are a beneficial owner, into the PSF PGIM Flexible Managed Portfolio (the "Acquiring Portfolio"), which is a series of The Prudential Series Fund ("PSF"). Each Reorganization proposal has been recommended by the Manager for the Target Portfolios and has been approved by the Board of Trustees of AST (the "AST Board") and the Board of Trustees of PSF (the "PSF Board," and together with the AST Board, the "Board"). For ease of reference, the term "Manager" is used throughout this Prospectus/Proxy Statement to refer to PGIM Investments LLC ("PGIM Investments) with respect to each Portfolio. The Acquiring Portfolio will be the accounting and performance survivor of the Reorganizations, and the combined portfolio resulting from the Reorganizations is sometimes referred to herein as the "Combined Portfolio."

Q3. WHY ARE THE REORGANIZATIONS BEING PURSUED?

A. The Reorganizations are being pursued due to net outflows from the Target Portfolios, which are expected to result in a reduction in the potential to achieve economies of scale. The Reorganization will consolidate the smaller Prudential Portfolio ($114.3 million) and the smaller T. Rowe Price Portfolio ($138.9 million) into the larger Acquiring Portfolio ($4.3 billion), improving overall scale. If the Reorganizations are not approved by Shareholders, the Manager will consider other options for each Target Portfolio.

Q4. HOW WILL THE PROPOSALS IMPACT FEES AND EXPENSES?

A. If both of the proposals are approved, it is expected that the total operating expense ratio (gross and net) of the Combined Portfolio will be lower than the total operating expense ratio (gross and net) of the Target Portfolios, meaning that shareholders of the Target Portfolios will see a reduction in the operating expenses that they pay. As a result, it is expected that the Target Portfolios' shareholders will benefit from decreased expenses. Please read the attached Prospectus/Proxy Statement for a complete description of the fees and expenses.

Q5. HOW WILL THE REORGANIZATIONS IMPACT SHAREHOLDERS?

A. The Acquiring Portfolio outperformed each Target Portfolio for the year-to-date, one-, three-, and five-year periods ending July 31, 2022; the Combined Portfolio will be larger than the Target Portfolios or the Acquiring Portfolio, with an estimated $4.6 billion based on average net assets as of July 31, 2022 and the potential for improved economies of scale; the contractual investment management fee rate for the Acquiring Portfolio is lower than the contractual management fee rate for the Target Portfolios, and the contractual investment management fee rate for the Combined Portfolio is expected to be lower than the contractual investment management fee rates for the Target Portfolios; and the total operating expense ratio (net and gross) for each Target Portfolio is higher than the total net operating expense ratio for the Acquiring Portfolio, and assuming the Reorganizations had been in effect for the one-year period ended June 30, 2022, the total operating expense ratio (net and gross) for each Target Portfolio is higher than the pro forma total net operating expense ratio for the Combined Portfolio.

The Board considered information regarding any potential adverse impact to shareholders as a result of the Reorganizations. Please read pages 16-20 of the attached Prospectus/Proxy Statement for a complete description of each of the factors the Board considered.

Q6. WHAT WILL HAPPEN TO THE TARGET PORTFOLIOS' CURRENT INVESTMENTS?

A. The Combined Portfolio will be subadvised by the Acquiring Portfolio's subadvisers and will be managed in accordance with the Acquiring Portfolio's investment objective, strategies and policies. The extent to which the securities of the Target Portfolios will be maintained by the Acquiring Portfolio will be determined consistent with the Acquiring Portfolio's investment objective, strategies and policies. It is currently anticipated that approximately 0.4% of the Prudential Portfolio's holdings and approximately 22.7% of the T. Rowe Price Portfolio's holdings will be retained and transferred in kind to the Acquiring Portfolio in connection with each Reorganization. Prior to the Reorganization, the Manager may use a transition manager or existing subadvisers to assist in the transition It is not expected that the Acquiring Portfolio will change any of its investment policies following the Reorganizations.

Please read pages 20-52 of the attached Prospectus/Proxy Statement for a complete description of the Acquiring Portfolio's investment objective, strategies and policies.

Q7. HAS THE AST BOARD APPROVED THE PROPOSALS?

A. Yes. The AST Board has approved each of the proposals and the AST Board recommends that you vote in favor of the proposals.

See pages 16-20 of the attached Prospectus/Proxy Statement for the complete list of factors considered by the AST Board in making its recommendation.

Q8. WHO IS PAYING FOR THE COSTS OF THIS PROXY STATEMENT?

A. All costs incurred in entering into and carrying out the terms and conditions of the Reorganizations, regardless of whether approved by shareholders, including (without limitation) outside legal counsel and independent registered public accounting firm costs and costs incurred in connection with the printing and mailing of this Prospectus/Proxy Statement and related materials, will be paid by Prudential Annuities Distributors, Inc. or its affiliates, not the Target Portfolios or the Acquiring Portfolio. These costs are expected to be approximately $55,000.

The Target Portfolios are expected to bear the transaction costs prior to the Reorganizations, which typically include, but are not limited to, trade commissions, related fees and taxes, and any foreign exchange spread costs, where applicable (the "Transaction Costs"). Such Transaction Costs are estimated to be $70,000 (0.06% of net assets) and $50,000 (0.04% of net assets) for the Prudential Portfolio Reorganization and T. Rowe Price Portfolio Reorganization, respectively.

Q9. HOW MANY VOTES AM I ENTITLED TO SUBMIT?

A. The record date is October 28, 2022. As a contract owner, you are entitled to give your voting instructions equivalent to one vote for each full share and a fractional vote for each fractional share related to your indirect investment in the relevant Target Portfolio as of the record date. You are entitled to vote on the Reorganization of each Target Portfolio of which you beneficially own shares.

Q10. WHEN WILL THE SHAREHOLDER MEETINGS TAKE PLACE?

A. The shareholder meetings (each, each a "Meeting and collectively, the "Meetings") are scheduled to take place on January 24, 2023, at the times indicated below:

Target Portfolio	Meeting Time
AST Prudential Flexible Multi-Strategy Portfolio	10:30 a.m. Eastern time
AST T. Rowe Price Diversified Real Growth Portfolio	10:45 a.m. Eastern time

We intend to hold the Meetings in person. However, we are sensitive to the public health and travel concerns our shareholders may have, and recommendations that public health officials may issue, relating to the evolving situation with respect to the novel coronavirus disease ("COVID-19"). As a result, we may impose additional procedures or limitations on Meeting attendees or may decide to hold the Meetings in a different location or solely by means of remote communication. We plan to announce any such updates on our proxy website (www.prudential.com/variableinsuranceportfolios), and we encourage you to check this website prior to the Meetings if you plan to attend.

Q11. HOW DO I VOTE?

A. Your vote is very important. You can vote in the following ways:

•  Attending the Meetings to be held at the offices of the Trust, 655 Broad Street, Newark, New Jersey 07102, and submitting your voting instructions;

•  Completing and signing the enclosed voting instruction card, and mailing it in the enclosed postage paid envelope. Voting instruction cards must be received by the day before the Meeting;

•  Calling toll-free 800-690-6903 and following the instructions. Voting instructions submitted by telephone must be submitted by 11:59 p.m., Eastern Time on the day before the Meeting; or

•  Online at www.proxyvote.com and following the instructions. Voting instructions submitted over the Internet must be submitted by 11:59 p.m., Eastern Time on the day before the Meetings.

Q12. HOW CAN I CHANGE MY VOTING INSTRUCTIONS?

A. Previously submitted voting instructions may be revoked or changed by any of the voting methods described above, subject to the voting deadlines also discussed above. Please see the Voting Information section of the Prospectus/Proxy Statement for additional information.

Q13. WHEN WILL THE PROPOSED REORGANIZATIONS TAKE PLACE?

A. If approved, the proposed Reorganizations are currently expected to go into effect on or about February 27, 2023.

Q14. CAN THE PROXY STATEMENT BE VIEWED ONLINE?

A. Yes. The proxy statement can be viewed at www.prudential.com/variableinsuranceportfolios.

Q15. WHAT IF I HAVE QUESTIONS ON THE PROPOSED REORGANIZATIONS?

A. If you require assistance or have any questions regarding the proxy statement, please call 1-800-752-6342 between the hours of 8:00 a.m. and 6:00 p.m. Eastern Time, Monday-Friday.

Q16. WILL SHAREHOLDERS BE ALLOWED TO TRANSFER OUT OF THE TARGET PORTFOLIOS WITHOUT PENALTY AND WITHOUT BEING REQUIRED TO USE ONE OF THEIR ALLOTTED TRANSFERS?

A. Yes. Contract owners will be allowed one free transfer out of the Target Portfolios during the period within 60 days of the effective date of the Reorganizations (i.e., from 60 days before to 60 days after the effective date of the Reorganizations). Such transfer will not count towards a contract owner's alloted transfers.

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AST PRUDENTIAL FLEXIBLE MULTI-STRATEGY
PORTFOLIO
AST T. ROWE PRICE DIVERSIFIED REAL GROWTH
PORTFOLIO

655 Broad Street
Newark, New Jersey 07102

NOTICE OF SPECIAL MEETINGS OF SHAREHOLDERS

TO BE HELD ON JANUARY 24, 2023

To the Shareholders of AST Prudential Flexible Multi-Strategy Portfolio and AST T. Rowe Price Diversified Real Growth Portfolio, each a series of the Advanced Series Trust:

NOTICE IS HEREBY GIVEN that Special Meetings of Shareholders (each, a "Meeting" and collectively, the "Meetings") of the portfolios listed below (each, a "Target Portfolio" and collectively, the "Target Portfolios"), each a series of the Advanced Series Trust ("AST"), will be held on January 24, 2023 at the times indicated below.

Target Portfolio	Referred to Herein As	Meeting Time
AST Prudential Flexible Multi-Strategy Portfolio	Prudential Portfolio	10:30 a.m. Eastern time
AST T. Rowe Price Diversified Real Growth Portfolio	T. Rowe Price Portfolio	10:45 a.m. Eastern time

We intend to hold the Meetings in person. However, we are sensitive to the public health and travel concerns our shareholders may have, and recommendations that public health officials may issue, relating to the evolving situation with respect to the novel coronavirus disease ("COVID-19"). As a result, we may impose additional procedures or limitations on Meeting attendees or may decide to hold the Meetings in a different location or solely by means of remote communication. We plan to announce any such updates on our proxy website (www.prudential.com/variableinsuranceportfolios), and we encourage you to check this website prior to the Meetings if you plan to attend.

The purposes of the Meetings are as follows:

I.  To approve a Plan of Reorganization of AST on behalf of each Target Portfolio (the "Plan") regarding the proposed reorganization of the Target Portfolios into the PSF PGIM Flexible Managed Portfolio (the "Acquiring Portfolio"), a series of The Prudential Series Fund ("PSF").

As described in more detail below, the Plan provides for the transfer of all of a Target Portfolio's assets to the Acquiring Portfolio in exchange for (i) the Acquiring Portfolio's assumption of all of the Target Portfolio's liabilities, and (ii) the Acquiring Portfolio's issuance to the Target Portfolio of Class III shares of beneficial interest in the Acquiring Portfolio (the "Acquiring Portfolio Shares"). The Acquiring Portfolio Shares received by each of the Target Portfolios will have an aggregate net asset value that is equal to the aggregate net asset value of the corresponding Target Portfolio shares that are outstanding immediately prior to the reorganization transaction. As a result of such transactions, the Target Portfolios will be completely liquidated, and Contract owners will beneficially own shares of the Acquiring Portfolio having an aggregate value equal to their Target Portfolio shares. A vote in favor of the Plan by shareholders of a Target Portfolio will constitute a vote in favor of the liquidation of the respective Target Portfolio and the termination of the Target Portfolio as a separate series of AST. The Board of Trustees of AST (the "AST Board") recommends that you vote in favor of the proposals.

II.  To transact such other business as may properly come before the Meetings or any adjournment thereof.

A copy of the Plan is attached as Exhibit A to the Prospectus/Proxy Statement.

The acquisition of the assets of a Target Portfolio by the Acquiring Portfolio in exchange for the Acquiring Portfolio's assumption of all of the liabilities of the Target Portfolio, and the issuance of Acquiring Portfolio Shares to the Target Portfolio and its respective shareholders, is referred to herein as a "Reorganization," and the transactions are collectively referred to as the "Reorganizations." If shareholders of the Target Portfolios approve the Plan and the Reorganizations are consummated, they will become shareholders of the Acquiring Portfolio.

The matters referred to above are discussed in detail in the Prospectus/Proxy Statement attached to this notice. The AST Board has fixed the close of business on October 28, 2022, as the record date for determining shareholders entitled to notice of, and to vote at, the Meetings, or any adjournment thereof, and only holders of record of shares of the Target Portfolios at the close of business on that date are entitled to notice of, and to vote at, the Meetings or any adjournment thereof. Each full share of each Target Portfolio is entitled to one vote on the respective proposal, and each fractional share of each Target Portfolio is entitled to a corresponding fractional vote on the respective proposal.

You are cordially invited to attend the relevant Meeting(s). If you do not expect to attend a Meeting, you are requested to complete, date and sign the enclosed voting instruction card relating to that Meeting and return it promptly in the envelope provided for that purpose. Alternatively, you may vote by telephone or over the Internet, as described in the Prospectus/Proxy Statement attached to this notice. The enclosed voting instruction card is being solicited on behalf of the AST Board.

YOUR VOTE IS IMPORTANT NO MATTER HOW LARGE OR SMALL YOUR INVESTMENT MAY BE. IN ORDER TO AVOID THE UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WE URGE YOU TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED VOTING INSTRUCTION CARD, DATE AND SIGN IT, AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED. ALTERNATIVELY, YOU MAY VOTE BY TELEPHONE BY CALLING 1-800-690-6903 AND FOLLOWING THE INSTRUCTIONS. YOU MAY ALSO VOTE OVER THE INTERNET AT WWW.PROXYVOTE.COM. YOU MAY REVOKE YOUR VOTING INSTRUCTIONS AT ANY TIME PRIOR TO THE MEETINGS.

By order of the Board of Trustees of the Advanced Series Trust.

Andrew French
Secretary
Advanced Series Trust

COMBINED PROXY STATEMENT
for
AST PRUDENTIAL FLEXIBLE MULTI-STRATEGY PORTFOLIO

AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO,
EACH A SERIES OF THE ADVANCED SERIES TRUST
and
PROSPECTUS
for
PSF PGIM FLEXIBLE MANAGED PORTFOLIO,
A SERIES OF THE PRUDENTIAL SERIES FUND

Dated December 12, 2022

655 Broad Street
Newark, New Jersey 07102
Telephone 888-778-2888

Reorganizations of AST Prudential Flexible Multi-Strategy Portfolio and AST T. Rowe Price Diversified
Real Growth Portfolio into PSF PGIM Flexible Managed Portfolio

This combined Prospectus/Proxy Statement is furnished in connection with the Special Meetings of Shareholders (each, a "Meeting" and collectively, the "Meetings") of the portfolios listed below (each, a "Target Portfolio" and collectively, the "Target Portfolios"), each a series of the Advanced Series Trust ("AST"). At the Meetings, you will be asked to consider and approve a Plan of Reorganization of AST (the "Plan") that provides for the reorganization of each Target Portfolio into the PSF PGIM Flexible Managed Portfolio (the "Acquiring Portfolio," and together with the Target Portfolios, the "Portfolios"), a series of The Prudential Series Fund ("PSF").

Target Portfolio	Referred to Herein As
AST Prudential Flexible Multi-Strategy Portfolio	Prudential Portfolio
AST T. Rowe Price Diversified Real Growth Portfolio	T. Rowe Price Portfolio

As described in more detail below, the Plan provides for the transfer of all of a Target Portfolio's assets to the Acquiring Portfolio in exchange for (i) the Acquiring Portfolio's assumption of all of the Target Portfolio's liabilities, and (ii) the Acquiring Portfolio's issuance to the Target Portfolio of Class III shares of beneficial interest in the Acquiring Portfolio (the "Acquiring Portfolio Shares"). The Acquiring Portfolio Shares received by each of the Target Portfolios will have an aggregate net asset value that is equal to the aggregate net asset value of the corresponding Target Portfolio shares that are outstanding immediately prior to the reorganization transaction. As a result of such transactions, the Target Portfolios will be completely liquidated, and Contract owners will beneficially own shares of the Acquiring Portfolio having an aggregate value equal to their Target Portfolio shares. A vote in favor of the Plan by shareholders of a Target Portfolio will constitute a vote in favor of the liquidation of the respective Target Portfolio and the termination of the Target Portfolio as a separate series of AST.

The acquisition of the assets of a Target Portfolio by the Acquiring Portfolio in exchange for the Acquiring Portfolio's assumption of all of the liabilities of the Target Portfolio, and the issuance of Acquiring Portfolio Shares to the Target Portfolio and its respective shareholders, is referred to herein as a "Reorganization," and the transactions are collectively referred to as the "Reorganizations." If shareholders of the Target Portfolios approve the Plan and the Reorganizations are consummated, they will become shareholders of the Acquiring Portfolio.

The Meetings will be held on January 24, 2023, at the times indicated below:

Target Portfolio	Meeting Time
AST Prudential Flexible Multi-Strategy Portfolio	10:30 a.m. Eastern time
AST T. Rowe Price Diversified Real Growth Portfolio	10:45 a.m. Eastern time

The Board of Trustees of AST (the "AST Board") is soliciting these voting instructions on behalf of the Target Portfolios and has fixed the close of business on October 28, 2022 (the "Record Date"), as the record date for determining Target Portfolio shareholders entitled to notice of, and to vote at, the Meetings or any adjournment thereof. Only holders of record of shares of a Target Portfolio at the close of business on the Record Date are entitled to notice of, and to vote at, the Meetings or any adjournment thereof. This Prospectus/Proxy Statement is first being sent to Contract owners on or about December 12, 2022.

Neither Reorganization is contingent upon shareholder approval of the other Reorganization. As a result, if shareholders of one of the Target Portfolios do not approve the Reorganization of their Portfolio, the Reorganization of the other Target Portfolio may proceed if shareholders of that Portfolio approve the Reorganization of their Portfolio. In that event, the Manager will consider what action, if any, to recommend with respect to the other Target Portfolio that did not receive shareholder approval.

The investment objectives of each Target Portfolio and the Acquiring Portfolio are listed below:

Target Portfolio Name	Investment Objective
AST Prudential Flexible Multi-Strategy Portfolio	to seek to provide capital appreciation
AST T. Rowe Price Diversified Real Growth Portfolio	to seek long-term capital appreciation and secondarily, income
Acquiring Portfolio Name	Investment Objective
PSF PGIM Flexible Managed Portfolio	total return consistent with an aggressively managed diversified portfolio

Each Target Portfolio and the Acquiring Portfolio serve as underlying mutual funds for variable annuity contracts and variable life insurance policies (the "Contracts") issued by life insurance companies ("Participating Insurance Companies"). Each Participating Insurance Company holds assets invested in these Contracts in various separate accounts, each of which is divided into sub-accounts investing exclusively in a mutual fund or in a portfolio of a mutual fund. Therefore, Contract owners who have allocated their account values to applicable sub-accounts are indirectly invested in a Target Portfolio through the Contracts and should consider themselves shareholders of the applicable Target Portfolio for purposes of this Prospectus/Proxy Statement. Each Participating Insurance Company is required to offer Contract owners the opportunity to instruct it, as owner of record of shares held in the applicable Target Portfolio by its separate or general accounts, how it should vote on the Plan at the Meeting and at any adjournments thereof.

This Prospectus/Proxy Statement gives the information about the Reorganizations and the issuance of the Acquiring Portfolio Shares that you should know before investing or voting on the Plan. You should read it carefully and retain it for future reference. A copy of this Prospectus/Proxy Statement is available on the internet at www.prudential.com/variableinsuranceportfolios. Additional information about the Acquiring Portfolio has been filed with the Securities and Exchange Commission (the "SEC"), including:

•  The Summary Prospectus of The Prudential Series Fund relating to the Acquiring Portfolio under file number 002-80896, dated April 25, 2022, which is incorporated herein by reference as is included with, and considered to be part of this Prospectus/Proxy Statement.

•  Supplement to the Summary Prospectus of The Prudential Series Fund relating to the Acquiring Portfolio under file number 002-80896, dated May 2, 2022, which is incorporated herein by reference as is included with, and considered to be part of this Prospectus/Proxy Statement.

•  Supplement to the Summary Prospectus of The Prudential Series Fund relating to the Acquiring Portfolio under file number 002-80896, dated August 31, 2022, which is incorporated herein by reference as is included with, and considered to be part of this Prospectus/Proxy Statement.

You may request a free copy of a Statement of Additional Information under file number 002-80896, dated April 25, 2022 (the "PSF SAI"), or other documents relating to PSF and the Acquiring Portfolio without charge by calling 800-778-2255 or by writing to AST at 655 Broad Street, Newark, New Jersey 07102. The PSF SAI, under file number 002-80896, is incorporated herein by reference. The SEC maintains a website (www.sec.gov) that contains the SAI and other information relating to the Target Portfolios, the Acquiring Portfolio, and AST and PSF that has been filed with the SEC.

The SEC has not approved or disapproved these securities or passed upon the adequacy of this Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation or any other U.S. government agency. Mutual fund shares involve investment risks, including the possible loss of principal.

PROSPECTUS/PROXY STATEMENT
TABLE OF CONTENTS

5	AST Prudential Flexible Multi-Strategy Portfolio Summary
9	AST T. Rowe Price Diversified Real Growth Portfolio Summary
13	Combined Portfolio Summary
16	Information About the Reorganizations
20	Comparison of Prudential Portfolio and Acquiring Portfolio
36	Comparison of T. Rowe Price Portfolio and Acquiring Portfolio
49	Management of the Target Portfolios, the Acquiring Portfolio and the Combined Portfolio
57	Voting Information
59	Additional Information About the Target Portfolio and the Acquiring Portfolio
59	Principal Holders of Shares
61	Financial Highlights

AST PRUDENTIAL FLEXIBLE MULTI-STRATEGY PORTFOLIO SUMMARY

This section is only a summary of certain information contained in this Prospectus/Proxy Statement. You should read the more complete information in the rest of this Prospectus/Proxy Statement, including the Plan (Exhibit A) and the Prospectus for the Acquiring Portfolio (Exhibit B).

As explained in more detail below, you are being asked to consider and approve the Plan with respect to the Prudential Portfolio for which you are a beneficial shareholder. Shareholder approval of the Plan and consummation of the Reorganization will have the effect of reorganizing the Prudential Portfolio into the Acquiring Portfolio, resulting in a single mutual fund.

As further explained in "Management of the Target Portfolios and the Acquiring Portfolio," PGIM Investments ("PGIM Investments") serves as the sole investment manager of the Target Portfolios and the Acquiring Portfolio. For ease of reference, the term "Manager" is used throughout this Prospectus/Proxy Statement to refer to PGIM Investments. The Acquiring Portfolio will be the accounting and performance survivor of the Reorganization, and the combined portfolio resulting from the Reorganization is sometimes referred to herein as the "Combined Portfolio." The information provided in this section regarding the Combined Portfolio reflects the expected outcome if only the Reorganization of the Prudential Portfolio occurs. The section below titled "Summary—Combined Portfolio" reflects the expected outcome if each of the Reorganizations discussed in this Prospectus/Proxy Statement is approved. The completion of any one Reorganization is not dependent upon completion of the other Reorganization.

The Prudential Portfolio and the Acquiring Portfolio are managed under a manager-of-managers structure, which means that the Manager has engaged each subadviser listed below to conduct the investment program of the relevant Portfolio, including the purchase, retention, and sale of portfolio securities and other financial instruments. The Prudential Portfolio and the Acquiring Portfolio have the same distribution and purchase procedures and exchange rights, and redemption procedures.

Portfolio	Subadvisers
AST Prudential Flexible Multi-Strategy Portfolio	PGIM Quantitative Solutions LLC ("PGIM Quantitative Solutions"), Jennison Associates LLC ("Jennison"), PGIM Limited, and PGIM, Inc. ("PGIM Fixed Income")
PSF PGIM Flexible Managed Portfolio	PGIM Quantitative Solutions and PGIM Fixed Income
Combined Portfolio	PGIM Quantitative Solutions and PGIM Fixed Income

Because of the federal tax-deferred treatment applicable to the Contracts, completion of the Reorganization is not expected to result in taxable gains or losses or capital gains or losses, for U.S. federal income tax purposes, to Contract owners that beneficially own shares of the Prudential Portfolio immediately prior to the Reorganization.

Comparison of Investment Objectives and Principal Investment Strategies of the Portfolios

The investment objective of the Prudential Portfolio is to seek to provide capital appreciation. The investment objective of the Acquiring Portfolio is total return consistent with an aggressively managed diversified portfolio. The investment objectives of the Prudential Portfolio and the Acquiring Portfolio are non-fundamental, meaning that they can be changed by the Board without shareholder approval.

The Portfolios have similar principal investment strategies. The Prudential Portfolio seeks its investment objective by investing in a combination of global equity and equity-related securities, real assets, debt obligations, absolute return strategies and money market instruments. The Prudential Portfolio gains exposure to these categories and investment strategies by utilizing, in varying combinations and percentages, the following tools: (i) investment in other pooled investment vehicles, including other portfolios of the Advanced Series Trust ("AST") and exchange-traded funds (ETFs) (collectively referred to as Underlying Portfolios); (ii) investments in securities including, but not limited to equity and equity-related securities, debt and money market instruments; and (iii) investment in certain financial and derivative instruments. The Prudential Portfolio may invest a substantial portion of its assets in Underlying Portfolios, particularly other portfolios of AST. The Acquiring Portfolio invests in a mix of equity and equity-related securities, debt obligations and money market instruments. Under normal market conditions, the Acquiring Portfolio typically invests approximately 60% of its assets in equity and equity-related securities (with a range of 25% to 100%) and approximately 40% of its assets in debt obligations and money market instruments (with a range of 0% to 75%).

As explained above, as of the effective date of the Reorganization, the Combined Portfolio will be managed by the Acquiring Portfolio's subadvisers PGIM Quantitative Solutions and PGIM Fixed Income according to the investment objective and principal investment strategies of the Acquiring Portfolio. It is not expected that the Acquiring Portfolio will revise any of its investment policies following the Reorganization to reflect those of the Target Portfolios.

Principal Risks of the Portfolios

The principal risks associated with the Prudential Portfolio and the Acquiring Portfolio are similar. Both Portfolios are subject to asset-backed and/or mortgage-backed securities risk, blend style risk, derivatives risk, economic and market events risk, equity securities risk, expense risk, fixed income securities risk, foreign investment risk, high yield risk, market and management risk, quantitative model risk, and regulatory risk. In addition, the Prudential Portfolio, but not the Acquiring Portfolio, is subject to asset allocation risk, asset transfer program risk, emerging markets risk, exchange-traded funds (ETF) risk, fund of funds risk, investment style risk, market capitalization risk, master limited partnership (MLP) risk, real estate risk, and short sale risk. The Acquiring Portfolio, but not the Prudential Portfolio, is subject to portfolio turnover risk, and US Government securities risk. The Combined Portfolio will be subject to the same risks as the Acquiring Portfolio once the Reorganization is complete. Detailed descriptions of the principal risks associated with the Prudential Portfolio and the Acquiring Portfolio are set forth in (i) this Prospectus/Proxy Statement under the caption "Comparison of the Prudential Portfolio and the Acquiring Portfolio—Principal Risks of the Portfolios;" and (ii) the summary prospectus for the Acquiring Portfolio attached as Exhibit B to this Prospectus/Proxy Statement.

There is no guarantee that shares of the Combined Portfolio will not lose value. This means that the value of the Combined Portfolio's investments, and therefore, the value of the Combined Portfolio's shares, may fluctuate.

Comparison of Investment Management Fees and Total Fund Operating Expenses

The contractual investment management fee rate for the Acquiring Portfolio is lower than the contractual management fee rate for the Target Portfolio, and the contractual investment management fee rate for the Combined Portfolio is expected to be lower than the contractual investment management fee rates for the Target Portfolio. Contractual investment management fees are the management fees paid to the Manager and do not reflect any waivers or reimbursements. Effective investment management fees are the management fees paid to the Manager that take into account any applicable waiver or reimbursement.

The total operating expense ratio of the Acquiring Portfolio is lower than the total operating expense ratio of the Prudential Portfolio. Assuming completion of the Reorganization on June 30, 2022, based on assets under management for each of the Portfolios on that date, the pro forma annualized total operating expense ratio of the Combined Portfolio is lower than the annualized total operating expense ratio of the Prudential Portfolio. This means that the Prudential Portfolio shareholders will benefit from a reduced total expenses.

The following table describes the fees and expenses that owners of certain variable annuity contracts and variable life insurance policies (the "Contracts") may pay if they invest in the Prudential Portfolio or the Acquiring Portfolio, as well as the projected fees and expenses of the Combined Portfolio after the Reorganization. The following table does not reflect any Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth below. The Contract charges will not change as a result of the Reorganization. See your Contract prospectus for more information about Contract charges.

Shareholder Fees^
(fees paid directly from your investment)

	Prudential Portfolio	Acquiring Portfolio	Combined Portfolio (Pro Forma Surviving)
Maximum sales charge (load) imposed on purchases	NA*	NA*	NA*
Maximum deferred sales charge (load)	NA*	NA*	NA*
Maximum sales charge (load) imposed on reinvested dividends	NA*	NA*	NA*
Redemption Fee	NA*	NA*	NA*
Exchange Fee	NA*	NA*	NA*

^  Charges and expenses of the Contract will not change as a result of the Reorganization.

*  Because shares of both the Prudential Portfolio and the Acquiring Portfolio are purchased through Contracts, the relevant Contract prospectus should be carefully reviewed for information on the charges and expenses of the Contract. This table does not reflect any such charges; and the expenses shown would be higher if such charges were reflected.

Annual Portfolio Operating Expenses (as of June 30, 2022)
(expenses that are deducted from Portfolio assets)

	Prudential Portfolio		Acquiring Portfolio (Class III)	Combined Portfolio (Class III Pro Forma Surviving)
Management Fees	0.78%		0.60%	0.60%
Distribution and/or Service Fees (12b-1 Fees)	0.25%		0.25%	0.25%
Other Expenses	0.28%		0.01%	0.02%
Acquired Fund Fees & Expenses	0.18%		0.00%	0.00%
Total Annual Portfolio Operating Expenses	1.49%		0.86%	0.87%
Fee Waiver and/or Expense Reimbursement	-0.30	%(1)	0.00%	-0.01	%(2)
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.19%		0.86%	0.86%

(1)  The Manager has contractually agreed to waive a portion of its management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio's management fee plus other expenses (including net distribution fees, acquired fund fees and expenses due to investments in underlying Portfolios of the Trust) (exclusive, in all cases of, interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), extraordinary expenses, and certain other Portfolio expenses such as dividend and interest expense and broker charges on short sales) do not exceed 1.15% of the Portfolio's average daily net assets through June 30, 2024. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. This arrangement may not be terminated or modified without the prior approval of the Trust's Board of Trustees.

(2)  The Manager has contractually agreed to waive a portion of its management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio's management fee plus other expenses (exclusive in all cases of distribution and/or service (12b-1) fees, administration fees, interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), extraordinary expenses, and certain other Portfolio expenses such as dividend and interest expense and broker charges on short sales) do not exceed 0.61% of the Portfolio's average daily net assets through June 30, 2024. Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/ reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. This arrangement may not be terminated or modified without the prior approval of the Trust's Board of Trustees.

Expense Examples

The examples assume that you invest $10,000 in each of the Portfolios for the time periods indicated. The examples also assume that your investment has a 5% return each year, that each Portfolio's total operating expenses remain the same, and include the contractual expense limitation only for the one-year period for the Prudential Portfolio, the Acquiring Portfolio and the Combined Portfolio (Pro Forma Surviving). These examples do not reflect any charges or expenses for the Contracts. The expenses shown below would be higher if these charges or expenses were included. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Prudential Portfolio(1)	$121	$442	$785	$1,754
Acquiring Portfolio(1)	$88	$274	$477	$1,061
Combined Portfolio (Pro Forma Surviving)(1)	$88	$277	$481	$1,072

(1)  Based on total annual operating expense ratios reflected in the summary section of this Prospectus/Proxy Statement entitled "Annual Portfolio Operating Expenses (as of June 30, 2022)."

Portfolio Turnover

The Portfolios pay transaction costs, such as commissions, when each buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect a portfolio's performance. During the most recent fiscal year ended December 31, 2021, the Prudential Portfolio's turnover rate was 40% of the average value of its portfolio, and the Acquiring Portfolio's turnover rate was 119% of the average value of its portfolio.

Reorganization Details and Reasons for the Reorganization

Assuming completion of the Reorganization, shareholders of the Prudential Portfolio will have their shares exchanged for Class III shares of the Acquiring Portfolio of equal dollar value based upon the value of the shares at the time the Prudential Portfolio's assets are transferred to the Acquiring Portfolio and the Prudential Portfolio's liabilities are assumed by the Acquiring Portfolio. After the transfer of assets, assumption of liabilities, and exchange of shares have been completed, the Prudential Portfolio will be liquidated and dissolved. As a result of the Reorganization, you will cease to be a beneficial shareholder of the Prudential Portfolio and will become a beneficial shareholder of the Acquiring Portfolio.

Both the Prudential Portfolio and the Acquiring Portfolio serve as underlying mutual funds for the Contracts issued by "Participating Insurance Companies." Each Participating Insurance Company holds assets invested in these Contracts in various separate accounts, each of which is divided into sub-accounts investing exclusively in a mutual fund or in a portfolio of a mutual fund. Therefore, Contract owners who have allocated their account values to applicable sub-accounts are indirectly invested in the applicable Portfolio through the Contracts and should consider themselves shareholders of the applicable Portfolio for purposes of this Prospectus/Proxy Statement.

For the reasons set forth in the "Information About the Reorganization—Reasons for the Reorganizations" section, the Board has determined that the Reorganization is in the best interests of the shareholders of each of the Portfolios, and has also concluded that no dilution in value would result to the shareholders of either Portfolio as a result of the Reorganization.

The Board of Trustees of the Advanced Series Trust, on behalf of the Prudential Portfolio, has approved the Plan and recommends that you vote to approve the Plan.

In deciding whether to vote to approve the Plan, you should consider the information considered by the Board and the information provided in this Prospectus/Proxy Statement.

AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO SUMMARY

This section is only a summary of certain information contained in this Prospectus/Proxy Statement. You should read the more complete information in the rest of this Prospectus/Proxy Statement, including the Plan (Exhibit A) and the Prospectus for the Acquiring Portfolio (Exhibit B).

As explained in more detail below, you are being asked to consider and approve the Plan with respect to the T. Rowe Price Portfolio for which you are a beneficial shareholder. Shareholder approval of the Plan and consummation of the Reorganization will have the effect of reorganizing the T. Rowe Price Portfolio into the Acquiring Portfolio, resulting in a single mutual fund.

As further explained in "Management of the Target Portfolios and the Acquiring Portfolio," PGIM Investments ("PGIM Investments") serves as the sole investment manager of the Target Portfolios and the Acquiring Portfolio. For ease of reference, the term "Manager" is used throughout this Prospectus/Proxy Statement to refer to PGIM Investments. The Acquiring Portfolio will be the accounting and performance survivor of the Reorganization, and the combined portfolio resulting from the Reorganization is sometimes referred to herein as the "Combined Portfolio." The information provided in this section regarding the Combined Portfolio reflects the expected outcome if only the Reorganization of the T. Rowe Price Portfolio occurs. The section below titled "Summary—Combined Portfolio" reflects the expected outcome if each of the Reorganizations discussed in this Prospectus/Proxy Statement is approved. The completion of any one Reorganization is not dependent upon completion of the other Reorganization.

The T. Rowe Price Portfolio and the Acquiring Portfolio are managed under a manager-of-managers structure, which means that the Manager has engaged each subadviser listed below to conduct the investment program of the relevant Portfolio, including the purchase, retention, and sale of portfolio securities and other financial instruments. The T. Rowe Price Portfolio and the Acquiring Portfolio have the same distribution and purchase procedures and exchange rights, and redemption procedures.

Portfolio	Subadvisers
AST T. Rowe Price Diversified Real Growth Portfolio

T. Rowe Price Associates, Inc. ("T. Rowe Price"), T. Rowe Price International, Ltd ("T. Rowe Price International"), T. Rowe Price Japan, Inc. ("T. Rowe Price Japan"), and T. Rowe Price Hong Kong, Limited ("T. Rowe Price Hong Kong").

PSF PGIM Flexible Managed Portfolio	PGIM Quantitative Solutions and PGIM Fixed Income
Combined Portfolio	PGIM Quantitative Solutions and PGIM Fixed Income

Because of the federal tax-deferred treatment applicable to the Contracts, completion of the Reorganization is not expected to result in taxable gains or losses or capital gains or losses, for U.S. federal income tax purposes, to Contract owners that beneficially own shares of the T. Rowe Price Portfolio immediately prior to the Reorganization.

Comparison of Investment Objectives and Principal Investment Strategies of the Portfolios

The investment objective of the T. Rowe Price Portfolio is to seek long-term capital appreciation and secondarily, income. The investment objective of the Acquiring Portfolio is total return consistent with an aggressively managed diversified portfolio. The investment objectives of the T. Rowe Price Portfolio and the Acquiring Portfolio are non-fundamental, meaning that they can be changed by the Board without shareholder approval.

The Portfolios have similar principal investment strategies. The T. Rowe Price Portfolio invests primarily in a diversified portfolio of equity and fixed income securities. In pursuing its investment objective, the T. Rowe Price Portfolio invests, under normal circumstances, approximately 75% of its total assets in equity securities and 25% in fixed income securities. This mix may vary over shorter time periods; under normal circumstances, the equity portion may range between 60-90% and the fixed income portion may range between 10-40%. The Acquiring

Portfolio invests in a mix of equity and equity-related securities, debt obligations and money market instruments. Under normal market conditions, the Acquiring Portfolio typically invests approximately 60% of its assets in equity and equity-related securities (with a range of 25% to 100%) and approximately 40% of its assets in debt obligations and money market instruments (with a range of 0% to 75%).

As explained above, as of the effective date of the Reorganization, the Combined Portfolio will be managed by the Acquiring Portfolio's subadvisers PGIM Quantitative Solutions and PGIM Fixed Income according to the investment objective and principal investment strategies of the Acquiring Portfolio. It is not expected that the Acquiring Portfolio will revise any of its investment policies following the Reorganization to reflect those of the Target Portfolios.

Principal Risks of the Portfolios

The principal risks associated with the T. Rowe Price Portfolio and the Acquiring Portfolio are similar. Both Portfolios are subject to asset-backed and/or mortgage-backed securities risk, blend style risk, derivatives risk, economic and market events risk, equity securities risk, expense risk, fixed income securities risk, foreign investment risk, high yield risk, market and management risk, and regulatory risk. In addition, the T. Rowe Price Portfolio, but not the Acquiring Portfolio, is subject to asset allocation risk, emerging markets risk, exchange-traded funds (ETF) risk, foreign custody risk, investment style risk, market capitalization risk, large company risk, real asset risk, and real estate risk. The Acquiring Portfolio, but not the T. Rowe Price Portfolio, is subject to portfolio turnover risk, quantitative model risk, and US Government securities risk. The Combined Portfolio will be subject to the same risks as the Acquiring Portfolio once the Reorganization is complete. Detailed descriptions of the principal risks associated with the Prudential Portfolio and the Acquiring Portfolio are set forth in (i) this Prospectus/Proxy Statement under the caption "Comparison of the Prudential Portfolio and the Acquiring Portfolio—Principal Risks of the Portfolios;" and (ii) the summary prospectus for the Acquiring Portfolio attached as Exhibit B to this Prospectus/Proxy Statement.

There is no guarantee that shares of the Combined Portfolio will not lose value. This means that the value of the Combined Portfolio's investments, and therefore, the value of the Combined Portfolio's shares, may fluctuate.

Comparison of Investment Management Fees and Total Fund Operating Expenses

The contractual investment management fee rate for the Acquiring Portfolio is lower than the contractual management fee rate for the Target Portfolio, and the contractual investment management fee rate for the Combined Portfolio is expected to be lower than the contractual investment management fee rate for the Target Portfolios. Contractual investment management fees are the management fees paid to the Manager and do not reflect any waivers or reimbursements. Effective investment management fees are the management fees paid to the Manager that take into account any applicable waiver or reimbursement.

The total operating expense ratio (net and gross) of the Acquiring Portfolio is lower than the total operating expense ratio (net and gross) of the T. Rowe Price Portfolio. Assuming completion of the Reorganization on June 30, 2022, based on assets under management for each of the Portfolios on that date, the pro forma annualized total operating expense ratio (net and gross) of the Combined Portfolio is lower than the annualized total operating expense ratio (net and gross) of the T. Rowe Price Portfolio. This means that the T. Rowe Price Portfolio shareholders will benefit from a reduced total expenses.

The following table describes the fees and expenses that owners of certain annuity contracts and variable life insurance policies (the "Contracts") may pay if they invest in the T. Rowe Price Portfolio or the Acquiring Portfolio, as well as the projected fees and expenses of the Combined Portfolio after the Reorganization. The following table does not reflect any Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth below. The Contract charges will not change as a result of the Reorganization. See your Contract prospectus for more information about Contract charges.

Shareholder Fees^
(fees paid directly from your investment)

	T. Rowe Price Portfolio	Acquiring Portfolio	Combined Portfolio (Pro Forma Surviving)
Maximum sales charge (load) imposed on purchases	NA*	NA*	NA*
Maximum deferred sales charge (load)	NA*	NA*	NA*
Maximum sales charge (load) imposed on reinvested dividends	NA*	NA*	NA*
Redemption Fee	NA*	NA*	NA*
Exchange Fee	NA*	NA*	NA*

^  Charges and expenses of the Contract will not change as a result of the Reorganization.

*  Because shares of both the T. Rowe Price Portfolio and the Acquiring Portfolio are purchased through Contracts, the relevant Contract prospectus should be carefully reviewed for information on the charges and expenses of the Contract. This table does not reflect any such charges; and the expenses shown would be higher if such charges were reflected.

Annual Portfolio Operating Expenses (as of June 30, 2022)
(expenses that are deducted from Portfolio assets)

	T. Rowe Price Portfolio		Acquiring Portfolio (Class III)	Combined Portfolio (Class III Pro Forma Surviving)
Management Fees	0.73%		0.60%	0.60%
Distribution and/or Service Fees (12b-1 Fees)	0.25%		0.25%	0.25%
Other Expenses	0.28%		0.01%	0.02%
Acquired Fund Fees & Expenses	0.06%		0.00%	0.00%
Total Annual Portfolio Operating Expenses	1.32%		0.86%	0.87%
Fee Waiver and/or Expense Reimbursement	-0.27	%(1)	0.00%	-0.01	%(2)
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.05%		0.86%	0.86%

(1)  The Manager has contractually agreed to waive a portion of its investment management fee equal to the subadvisory fee waiver due to investments in the underlying portfolios managed by the subadviser or an affiliate of the subadviser. In addition, the Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio's investment management fee (after management fee waiver) plus other expenses (including net distribution fees, acquired fund fees and expenses due to investments in underlying Portfolios of the Trust and underlying portfolios managed or subadvised by the subadviser) (exclusive, in all cases of, interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), extraordinary expenses, and certain other Portfolio expenses such as dividend and interest expense and broker charges on short sales, and any other acquired fund fees and expenses not mentioned above) do not exceed 1.050% of the Portfolio's average daily net assets through June 30, 2024. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. This arrangement may not be terminated or modified without the prior approval of the Trust's Board of Trustees.

(2)  The Manager has contractually agreed to waive a portion of its management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio's management fee plus other expenses (exclusive in all cases of distribution and/or service (12b-1) fees, administration fees, interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), extraordinary expenses, and certain other Portfolio expenses such as dividend and interest expense and broker charges on short sales) do not exceed 0.61% of the Portfolio's average daily net assets through June 30, 2024. Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class. Expenses waived/reimbursed by the Manager may be recouped by the

Manager within the same fiscal year during which such waiver/ reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. This arrangement may not be terminated or modified without the prior approval of the Trust's Board of Trustees.

Expense Examples

The examples assume that you invest $10,000 in each of the Portfolios for the time periods indicated. The examples also assume that your investment has a 5% return each year, that each Portfolio's total operating expenses remain the same, and include the contractual expense cap only for the one-year period for the T. Rowe Price Portfolio, the Acquiring Portfolio and the Combined Portfolio (Pro Forma Surviving). These examples do not reflect any charges or expenses for the Contracts. The expenses shown below would be higher if these charges or expenses were included. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
T. Rowe Price Portfolio(1)	$107	$392	$698	$1,567
Acquiring Portfolio(1)	$88	$274	$477	$1,061
Combined Portfolio (Pro Forma Surviving)(1)	$88	$277	$481	$1,072

(1)  Based on total annual operating expense ratios reflected in the summary section of this Prospectus/Proxy Statement entitled "Annual Portfolio Operating Expenses (as of June 30, 2022)."

Portfolio Turnover

The Portfolios pay transaction costs, such as commissions, when each buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect a portfolio's performance. During the most recent fiscal year ended December 31, 2021, the T. Rowe Price Portfolio's turnover rate was 60% of the average value of its portfolio, and the Acquiring Portfolio's turnover rate was 119% of the average value of its portfolio.

Reorganization Details and Reasons for the Reorganization

Assuming completion of the Reorganization, shareholders of the T. Rowe Price Portfolio will have their shares exchanged for Class III shares of the Acquiring Portfolio of equal dollar value based upon the value of the shares at the time the T. Rowe Price Portfolio's assets are transferred to the Acquiring Portfolio and the T. Rowe Price Portfolio's liabilities are assumed by the Acquiring Portfolio. After the transfer of assets, assumption of liabilities, and exchange of shares have been completed, the T. Rowe Price Portfolio will be liquidated and dissolved. As a result of the Reorganization, you will cease to be a beneficial shareholder of the T. Rowe Price Portfolio and will become a beneficial shareholder of the Acquiring Portfolio.

Both the T. Rowe Price Portfolio and the Acquiring Portfolio serve as underlying mutual funds for the Contracts issued by "Participating Insurance Companies." Each Participating Insurance Company holds assets invested in these Contracts in various separate accounts, each of which is divided into sub-accounts investing exclusively in a mutual fund or in a portfolio of a mutual fund. Therefore, Contract owners who have allocated their account values to applicable sub-accounts are indirectly invested in the applicable Portfolio through the Contracts and should consider themselves shareholders of the applicable Portfolio for purposes of this Prospectus/Proxy Statement.

For the reasons set forth in the "Information About the Reorganization—Reasons for the Reorganizations" section, the Board has determined that the Reorganization is in the best interests of the shareholders of each of the Portfolios, and has also concluded that no dilution in value would result to the shareholders of either Portfolio as a result of the Reorganization.

The Board of Trustees of the Advanced Series Trust, on behalf of the T. Rowe Price Portfolio, has approved the Plan and recommends that you vote to approve the Plan.

In deciding whether to vote to approve the Plan, you should consider the information considered by the Board and the information provided in this Prospectus/Proxy Statement.

COMBINED PORTFOLIO SUMMARY

This section is only a summary of certain information contained in this Prospectus/Proxy Statement. You should read the more complete information in the rest of this Prospectus/Proxy Statement, including the Plan (Exhibit A) and the Prospectus for the Acquiring Portfolio (Exhibit B). Neither Reorganization is contingent upon shareholder approval of the other Reorganization. As a result, if shareholders of one of the Target Portfolios do not approve the Reorganization of their Portfolio, the Reorganization of the other Target Portfolio may proceed if shareholders of that Portfolio approve the Reorganization of their Portfolio.

As explained in more detail below, assuming each Reorganization described in this Prospectus/Proxy Statement are approved by shareholders, shareholder approval of the Plan and consummation of the Reorganizations will have the effect of reorganizing each Target Portfolio into the Acquiring Portfolio, resulting in a single mutual fund.

As further explained in "Management of the Target Portfolios and the Acquiring Portfolio," PGIM Investments serves as the sole investment manager of the Target Portfolios and the Acquiring Portfolio. The Acquiring Portfolio will be the accounting and performance survivor of the Reorganization, and the combined portfolio resulting from the Reorganization is sometimes referred to herein as the "Combined Portfolio."

The Target Portfolios and the Acquiring Portfolio are managed under a manager-of-managers structure, which means that the Manager has engaged each subadviser listed below to conduct the investment program of the relevant Portfolio, including the purchase, retention, and sale of portfolio securities and other financial instruments. The Target Portfolios and the Acquiring Portfolio have the same distribution and purchase procedures and exchange rights, and redemption procedures.

Portfolio	Subadvisers
AST Prudential Flexible Multi-Strategy Portfolio	PGIM Quantitative Solutions, Jennison, and PGIM Fixed Income
AST T. Rowe Price Diversified Real Growth Portfolio	T. Rowe Price, T. Rowe Price International, T. Rowe Price Japan, and T. Rowe Price Hong Kong
PSF PGIM Flexible Managed Portfolio	PGIM Quantitative Solutions and PGIM Fixed Income
Combined Portfolio	PGIM Quantitative Solutions and PGIM Fixed Income

Because of the federal tax-deferred treatment applicable to the Contracts, completion of the Reorganization is not expected to result in taxable gains or losses or capital gains or losses, for U.S. federal income tax purposes, to Contract owners that beneficially own shares of the Target Portfolios immediately prior to the Reorganization.

Comparison of Investment Management Fees and Total Fund Operating Expenses

The contractual investment management fee rate for the Acquiring Portfolio is lower than the contractual management fee rate for each of the Target Portfolios, and the contractual investment management fee rate for the Combined Portfolio is expected to be lower than the contractual investment management fee rates for each of the Target Portfolios. Contractual investment management fees are the management fees paid to the Manager and do not reflect any waivers or reimbursements Effective investment management fees are the management fees paid to the Manager that take into account any applicable waiver or reimbursement.

The total operating expense ratio (net and gross) of the Acquiring Portfolio is lower than the total operating expense ratio (net and gross) of each of the Target Portfolios. Assuming completion of the Reorganization on June 30, 2022, based on assets under management for each of the Portfolios on that date, the pro forma annualized total operating expense ratio (net and gross) of the Combined Portfolio is lower than the annualized total operating expense ratio (net and gross) of the Target Portfolios. This means that Target Portfolio shareholders will benefit from reduced total expenses.

The following table describes the fees and expenses that owners of certain annuity contracts and variable life insurance policies (the "Contracts") may pay if they invest in the Target Portfolios or the Acquiring Portfolio, as well as the projected fees and expenses of the Combined Portfolio after the Reorganizations. The following table does not reflect any Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth below. The Contract charges will not change as a result of the Reorganizations. See your Contract prospectus for more information about Contract charges.

Shareholder Fees^
(fees paid directly from your investment)

	Prudential Portfolio	T. Rowe Price Portfolio	Acquiring Portfolio	Combined Portfolio (Pro Forma Surviving)
Maximum sales charge (load) imposed on purchases	NA*	NA*	NA*	NA*
Maximum deferred sales charge (load)	NA*	NA*	NA*	NA*
Maximum sales charge (load) imposed on reinvested dividends	NA*	NA*	NA*	NA*
Redemption Fee	NA*	NA*	NA*	NA*
Exchange Fee	NA*	NA*	NA*	NA*

^  Charges and expenses of the Contract will not change as a result of the Reorganization.

*  Because shares of each of the Target Portfolios and the Acquiring Portfolio are purchased through Contracts, the relevant Contract prospectus should be carefully reviewed for information on the charges and expenses of the Contract. This table does not reflect any such charges; and the expenses shown would be higher if such charges were reflected.

Annual Portfolio Operating Expenses (as of June 30, 2022)
(expenses that are deducted from Portfolio assets)

	Prudential Portfolio		T. Rowe Price Portfolio		Acquiring Portfolio (Class III)	Combined Portfolio (Class III Pro Forma Surviving)
Management Fees	0.78%		0.73%		0.60%	0.60%
Distribution and/or Service Fees (12b-1 Fees)	0.25%		0.25%		0.25%	0.25%
Other Expenses	0.28%		0.28%		0.01%	0.02%
Acquired Fund Fees & Expenses	0.18%		0.06%		0.00%	0.00%
Total Annual Portfolio Operating Expenses	1.49%		1.32%		0.86%	0.87%
Fee Waiver and/or Expense Reimbursement	-0.30	%(1)	-0.27	%(2)	0.00%	-0.01	%(3)
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.19%		1.05%		0.86%	0.86%

(1)  The Manager has contractually agreed to waive a portion of its management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio's management fee plus other expenses (including net distribution fees, acquired fund fees and expenses due to investments in underlying Portfolios of the Trust) (exclusive, in all cases of, interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), extraordinary expenses, and certain other Portfolio expenses such as dividend and interest expense and broker charges on short sales) do not exceed 1.15% of the Portfolio's average daily net assets through June 30, 2024. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. This arrangement may not be terminated or modified without the prior approval of the Trust's Board of Trustees.

(2)  The Manager has contractually agreed to waive a portion of its management fee equal to the subadvisory fee waiver due to investments in the underlying portfolios managed by the subadviser or an affiliate of the subadviser. In addition, the Manager has contractually agreed to waive a portion of its management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio's management fee (after management fee waiver) plus other expenses (including net distribution fees, acquired fund fees and expenses due to investments in underlying Portfolios of the Trust and underlying portfolios managed or subadvised by the subadviser) (exclusive, in all cases of, interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), extraordinary expenses, and certain other Portfolio expenses such as dividend and interest expense and broker charges on short sales, and any other acquired fund fees and expenses not mentioned above) do not exceed 1.050% of the Portfolio's average daily net assets through June 30, 2024. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. These arrangements may not be terminated or modified without the prior approval of the Trust's Board of Trustees.

(3)  The Manager has contractually agreed to waive a portion of its management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio's management fee plus other expenses (exclusive in all cases of distribution and/or service (12b-1) fees, administration fees, interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), extraordinary expenses, and certain other Portfolio expenses such as dividend and interest expense and broker charges on short sales) do not exceed 0.61% of the Portfolio's average daily net assets through June 30, 2024. Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/ reimbursement is made if such recoupment can be realized without exceeding theexpense limit in effect at the time of the recoupment for that fiscal year. This arrangement may not be terminated or modified without the priorapproval of the Trust's Board of Trustees.

Expense Examples

The examples assume that you invest $10,000 in each of the Portfolios for the time periods indicated. The examples also assume that your investment has a 5% return each year, that each Portfolio's total operating expenses remain the same, and include the contractual expense limitation only for the one-year period for the Target Portfolios, the Acquiring Portfolio and the Combined Portfolio (Pro Forma Surviving). These examples do not reflect any charges or expenses for the Contracts. The expenses shown below would be higher if these charges or expenses were included. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Prudential Portfolio(1)	$121	$442	$785	$1,754
T. Rowe Price Portfolio(1)	$107	$392	$698	$1,567
Acquiring Portfolio(1)	$88	$274	$477	$1,061
Combined Portfolio (Pro Forma Surviving)(1)	$88	$277	$481	$1,072

(1)  Based on total annual operating expense ratios reflected in the summary section of this Prospectus/Proxy Statement entitled "Annual Portfolio Operating Expenses (as of June 30, 2022)."

Portfolio Turnover

The Portfolios pay transaction costs, such as commissions, when each buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect a portfolio's performance. During the most recent fiscal year ended December 31, 2021, the Prudential Portfolio's turnover rate was 40% of the average value of its portfolio, the T. Rowe Price Portfolio's turnover rate was 60% of the average value of its portfolio, and the Acquiring Portfolio's turnover rate was 119% of the average value of its portfolio.

Reorganization Details and Reasons for the Reorganizations

Assuming completion of the Reorganizations, shareholders of the Target Portfolios will have their shares exchanged for Class III shares of the Acquiring Portfolio of equal dollar value based upon the value of the shares at the time of each Target Portfolio's assets are transferred to the Acquiring Portfolio and each of the Target Portfolio's liabilities are assumed by the Acquiring Portfolio. After the transfer of assets, assumption of liabilities, and exchange of shares have been completed, the Target Portfolios will be liquidated and dissolved. As a result of the Reorganizations, you will cease to be a beneficial shareholder of the relevant Target Portfolio and will become a beneficial shareholder of the Acquiring Portfolio.

The Target Portfolios and the Acquiring Portfolio serve as underlying mutual funds for the Contracts issued by "Participating Insurance Companies." Each Participating Insurance Company holds assets invested in these Contracts in various separate accounts, each of which is divided into sub-accounts investing exclusively in a mutual fund or in a portfolio of a mutual fund. Therefore, Contract owners who have allocated their account values to applicable sub-accounts are indirectly invested in the applicable Portfolio through the Contracts and should consider themselves shareholders of the applicable Portfolio for purposes of this Prospectus/Proxy Statement.

For the reasons set forth in the "Information About the Reorganization—Reasons for the Reorganizations" section, the Board has determined that the Reorganizations are in the best interests of the shareholders of each of the Portfolios, and has also concluded that no dilution in value would result to the shareholders of either Portfolio as a result of the Reorganizations.

The Board of Trustees of the Advanced Series Trust, on behalf of the Target Portfolios, has approved the Plan and recommends that you vote to approve the Plan.

In deciding whether to vote to approve the Plan, you should consider the information considered by the Board and the information provided in this Prospectus/Proxy Statement.

INFORMATION ABOUT THE REORGANIZATIONS

This section describes the Reorganizations for the Target Portfolios and the Acquiring Portfolio. This section is only a summary of the Plan. You should read the actual Plan attached as Exhibit A.

Board Considerations

On September 19-20, 2022 (the "Board Meeting"), the Board met to evaluate and consider the proposed Reorganizations of the Target Portfolios, each a series of the Trust, into the Acquiring Portfolio, also a series of the Trust. In connection with its consideration of whether to approve the Reorganizations, the Board was provided with, among other information, presentations by management regarding each proposed Reorganization and information related to the Target Portfolios, the Acquiring Portfolio and the Combined Portfolio. As part of their review process, the independent trustees, who are not interested persons of the Trust (as defined in the Investment Company Act of 1940, as amended) (the "Independent Trustees") were represented by independent legal counsel. The Trustees were provided with information both in writing and during oral presentations made at that meeting, including, among other matters, historical and projected asset flows, historical performance information, historical fee and expense information, and the projected fee and expense information of the Combined Portfolio following the Reorganizations.

The Board, in reaching its decision to approve each Reorganization, considered a number of factors, including, but not limited to, the following

•  The Portfolios have similar principal investment strategies and principal risks. The Prudential Portfolio invests in a combination of global equity and equity-related securities, real assets, debt obligations, absolute return strategies and money market instruments. The Prudential Portfolio is not required to allocate its investments among stocks and bonds in any fixed proportion, nor is it limited by investment style or by the issuer's location, size, market capitalization or industry sector. The T. Rowe Price Portfolio invests primarily in a diversified portfolio of equity and fixed income securities. In pursuing its investment objective, the T. Rowe Price Portfolio invests, under normal circumstances, approximately 75% of its total assets in equity securities and 25% in fixed income securities. This mix may vary over shorter time periods; under normal circumstances, the equity portion may range between 60-90% and the fixed income portion may range between 10-40%. Under normal market conditions, the Acquiring Portfolio typically invests approximately 60% of its assets in equity and equity-related securities (with a range of 25% to 100%) and approximately 40% of its assets in debt obligations and money market instruments (with a range of 0% to 75%);

•  The Acquiring Portfolio outperformed each Target Portfolio for the year-to-date, one-, three-, and five-year periods ending July 31, 2022 and the Acquiring Portfolio also ranked in the 1st quartile of its Lipper Category for the year-to-date, one-, three-, and five- and ten-year periods ending July 31, 2022;

•  The Combined Portfolio will be larger than the Target Portfolios or the Acquiring Portfolio, with an estimated $4.6 billion based on net assets as of July 31, 2022 and the potential for improved economies of scale;

•  The contractual investment management fee rate for the Acquiring Portfolio is lower than the contractual management fee rates for each of the Target Portfolios, and the contractual investment management fee rate for the Combined Portfolio is expected to be lower than the contractual investment management fee rates for each of the Target Portfolios;

•  The total operating expense ratio (net and gross) for each of the Target Portfolios is higher than the total operating expense ratio (net and gross) for the Acquiring Portfolio, and assuming the Reorganizations had been in effect for the one-year period ended June 30, 2022, the total operating expense ratio (net and gross) for each of the Target Portfolios is higher than the pro forma total operating expense ratio (net and gross) for the Combined Portfolio;

•  The Portfolios currently have the same investment manager and many of the same service providers, although the Board noted that the Prudential Portfolio has PGIM Quantitative Solutions, Jennison, PGIM Limited and PGIM Fixed Income as subadvisers and the T. Rowe Price Portfolio has T. Rowe Price, T. Rowe Price International, T. Rowe Price Japan, T. Rowe Price Hong Kong, and T. Rowe Price Singapore Private as subadvisers, while the Acquiring Portfolio has only PGIM Quantitative Solutions and PGIM Fixed Income as subadvisers. The Prudential Portfolio, the T. Rowe Price Portfolio and the Acquiring Portfolio each utilize the same custodian, distributor, Fund counsel, and independent public accounting firm, and that those would remain the same immediately after the Reorganization; and

•  The Reorganizations are not expected to be a taxable event for federal income tax purposes for Contract owners.

For the foregoing reasons, the Board determined that each Reorganization would be in the best interests of each Target Portfolio and Acquiring Portfolio and that the interests of the Target Portfolios' and Acquiring Portfolio's Contract owners and shareholders would not be diluted as a result of the Reorganizations. The Board voted to approve each Reorganization.

Closing of the Reorganizations

If shareholders of a Target Portfolio approve the Plan, the respective Reorganization will take place after various conditions are satisfied by AST on behalf of the Target Portfolio and the Acquiring Portfolio, including the preparation of certain documents. The Trust will determine a specific date for the actual Reorganization to take place, which is presently expected to occur on or about February 27, 2023. This is called the "Closing Date." If the shareholders of a Target Portfolio do not approve the Plan, the Reorganization will not take place for that Target Portfolio, and the AST Board will consider alternative courses of actions, as described above. Neither Reorganization is contingent upon shareholder approval of the other Reorganization.

If the shareholders of a Target Portfolio approve the Plan, the Target Portfolio will deliver to the Acquiring Portfolio all of its assets on the Closing Date, the Acquiring Portfolio will assume all of the liabilities of the Target Portfolio on the Closing Date, and the Acquiring Portfolio will issue the Acquiring Portfolio Shares to the Target Portfolio. The Acquiring Portfolio Shares received by the Target Portfolio will have an aggregate net asset value that is equal to the aggregate net asset value of the Target Portfolio shares that are outstanding immediately prior to the Reorganization. The Participating Insurance Companies then will make a conforming exchange of units between the applicable sub-accounts in their separate accounts. As a result, shareholders of the Target Portfolios will beneficially own shares of the Acquiring Portfolio that, as of the date of the exchange, have an aggregate value equal to the dollar value of the assets delivered to the Acquiring Portfolio. The stock transfer books of the Target Portfolios will be permanently closed on the closing date. Requests to transfer or redeem assets allocated to the Target Portfolios may be submitted at any time before the close of regular trading on the New York Stock Exchange on the Closing Date, and requests that are received in proper form prior to that time will be effected prior to the closing.

To the extent permitted by law, AST may amend the Plan without shareholder approval. The Trust may also agree to terminate and abandon each of the Reorganizations at any time before or, to the extent permitted by law, after the approval by shareholders of the Target Portfolios.

Expenses of the Reorganizations

All costs incurred in entering into and carrying out the terms and conditions of the Reorganizations, including (without limitation) outside legal counsel and independent registered public accounting firm costs and costs incurred in connection with the printing and mailing of this Prospectus/Proxy Statement and related materials, will be paid by Prudential Annuities Distributors, Inc. or its affiliates, not the Target Portfolios or the Acquiring Portfolio. The estimated expenses for this Proxy Statement, including printing and mailing, the shareholder meeting, any proxy solicitation expenses, prospectus updates and proxy solicitation is $55,000.

The Target Portfolios are expected to bear the transaction costs prior to the Reorganizations, which typically include, but are not limited to, trade commissions, related fees and taxes, and any foreign exchange spread costs, where applicable (the "Transaction Costs"). Such Transaction Costs are estimated to be $70,000 (0.06% of net assets) and $50,000 (0.04% of net assets) for the Prudential Portfolio Reorganization and T. Rowe Price Portfolio reorganization, respectively.

Certain Federal Income Tax Considerations

The Portfolios are treated as partnerships for U.S. federal income tax purposes. As a Partnership, each Portfolio's income, gains, losses, deductions, and credits are proportionately distributed to the Participating Insurance Companies and retain the same character for Federal Income tax purposes. Distributions may be made to the various separate accounts of the Participating Insurance Companies in the form of additional shares (not in cash).

Contract owners should consult the prospectuses of their respective Contracts for information on the federal income tax consequences to such owners. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in one of the Portfolios, including the application of state and local taxes.

Each of the Portfolios complies with the diversification requirements of Section 817(h) of the Internal Revenue Code of 1986, as amended (the "Code").

The Reorganizations may entail various consequences, which are discussed below under the caption "Federal Income Tax Consequences of the Reorganizations."

Federal Income Tax Consequences of the Reorganizations

The following discussion is applicable to the Reorganizations. The Reorganizations are intended to qualify for U.S. federal income tax purposes as a tax-free transaction under the Code. In addition, assuming that the Contracts qualify for the federal tax-deferred treatment applicable to certain variable insurance products, Contract owners generally should not have any reportable gain or loss for U.S. federal income tax purposes even if the Reorganizations did not qualify as a tax-free transaction. It is a condition to each Portfolio's obligation to complete its Reorganization that the Portfolios will have received an opinion from Goodwin Procter LLP, counsel to the Portfolios, based upon representations made by AST on behalf of the Target Portfolios and the Acquiring Portfolio, and upon certain assumptions, substantially to the effect that the transactions contemplated by the Plan should constitute a tax-free transaction for U.S. federal income tax purposes.

As set forth above, the Portfolios are treated as partnerships for U.S. federal income tax purposes. Based on such treatment and certain representations made by AST on behalf of the Target Portfolios and the Acquiring Portfolio relating to the Reorganizations, for U.S. federal income tax purposes under Sections 721 and 731 of the Code and related Code Sections (references to "shareholders" are to the Participating Insurance Companies):

1.  The transfer by each of the Target Portfolios of all of its assets to the Acquiring Portfolio, in exchange solely for the Acquiring Portfolio Shares, the assumption by the Acquiring Portfolio of all of the liabilities of the Target Portfolios, and the distribution of the Acquiring Portfolio Shares to the shareholders of the Target Portfolios in complete liquidation of the Target Portfolios, should be tax-free to the shareholders of the Target Portfolio.

2.  The shareholders of each of the Target Portfolios should not recognize gain or loss upon the exchange of all of their shares solely for Acquiring Portfolio Shares, as described in this Prospectus/Proxy Statement and the Plan.

3.  No gain or loss should be recognized by each of the Target Portfolios upon the transfer of its assets to the Acquiring Portfolio in exchange solely for Acquiring Portfolio Shares and the assumption by the Acquiring Portfolio of the liabilities, if any, of each of the Target Portfolios. In addition, no gain or loss should be recognized by each of the Target Portfolios on the distribution of such Acquiring Portfolio Shares to the shareholders of the Target Portfolios (in liquidation of the Target Portfolio).

4.  No gain or loss should be recognized by the Acquiring Portfolio upon the acquisition of the assets of each of the Target Portfolios in exchange solely for Acquiring Portfolio Shares and the assumption of the liabilities, if any, of the Target Portfolios.

5.  The Acquiring Portfolio's tax basis for the assets acquired from the Target Portfolios should be the same as the tax basis of these assets when held by the Target Portfolios immediately before the transfer (except and to the extent provided in Section 704(c)(1)(C) of the Code with respect to contributions of "built in loss" property), and the holding period of such assets acquired by the Acquiring Portfolio should include the holding period of such assets when held by the Target Portfolios.

6.  A Target Portfolio shareholder's tax basis for the Acquiring Portfolio Shares to be received by the shareholder pursuant to the Reorganization should be the same as its tax basis in the Target Portfolio shares exchanged therefore reduced or increased by any net decrease or increase, as the case may be, in such shareholder's share of the liabilities of the Portfolios as a result of the Reorganization.

7.  The holding period of the Acquiring Portfolio Shares to be received by the shareholders of the Target Portfolios should include the holding period of their Target Portfolio shares exchanged therefor, provided such shares were held as capital assets on the date of exchange.

An opinion of counsel is not binding on the Internal Revenue Service or the courts. Shareholders of the Target Portfolios should consult their tax advisors regarding the tax consequences to them of the Reorganizations in light of their individual circumstances.

A Contract owner should consult the prospectus for his or her Contract on the federal tax consequences of owning the Contract. Contract owners should also consult their tax advisors as to state and local tax consequences, if any, of the Reorganizations, because this discussion only relates to U.S. federal income tax consequences.

Characteristics of Acquiring Portfolio Shares

The Acquiring Portfolio Shares to be distributed to Target Portfolio shareholders will have substantially identical legal characteristics as shares of beneficial interest of the Target Portfolios with respect to such matters as voting rights, accessibility, conversion rights, and transferability.

The Target Portfolios are each organized as a series of a Massachusetts business trust, and the Acquiring Portfolio is organized as a series of a Delaware statutory trust. There are no material differences between the rights of shareholders of the Portfolios.

COMPARISON OF PRUDENTIAL PORTFOLIO AND ACQUIRING PORTFOLIO

Additional information regarding the Acquiring Portfolio's investments and risks, the management of the Acquiring Portfolio, the purchase and sale of Acquiring Portfolio shares, annual portfolio operating expenses, certain U.S. federal income tax considerations, and financial intermediary compensation is set forth in Exhibit B to this Prospectus/Proxy Statement.

Analysis of Investment Objectives and Principal Investment Strategies of the Portfolios

The investment objective of the Prudential Portfolio is to seek to provide capital appreciation. The investment objective of the Acquiring Portfolio is total return consistent with an aggressively managed diversified portfolio. The investment objectives of the Prudential Portfolio and the Acquiring Portfolio are non-fundamental, meaning that they can be changed by the Board without shareholder approval.

The Portfolios have similar principal investment strategies. The Prudential Portfolio seeks its investment objective by investing in a combination of global equity and equity-related securities, real assets, debt obligations, absolute return strategies and money market instruments. The Prudential Portfolio gains exposure to these categories and investment strategies by utilizing, in varying combinations and percentages, the following tools: (i) investment in other pooled investment vehicles, including other portfolios of AST and exchange-traded funds (ETFs) (collectively referred to as Underlying Portfolios); (ii) investments in securities including, but not limited to equity and equity-related securities, debt and money market instruments; and (iii) investment in certain financial and derivative instruments. The Prudential Portfolio may invest a substantial portion of its assets in Underlying Portfolios, particularly other portfolios of AST. The Acquiring Portfolio invests in a mix of equity and equity-related securities, debt obligations and money market instruments. Under normal market conditions, the Acquiring Portfolio typically invests approximately 60% of its assets in equity and equity-related securities (with a range of 25% to 100%) and approximately 40% of its assets in debt obligations and money market instruments (with a range of 0% to 75%).

As explained above, as of the effective date of the Reorganization, the Combined Portfolio will be managed by the Acquiring Portfolio's subadvisers PGIM Quantitative Solutions and PGIM Fixed Income according to the investment objective and principal investment strategies of the Acquiring Portfolio. It is not expected that the Acquiring Portfolio will revise any of its investment policies following the Reorganization to reflect those of the Target Portfolios.

	Prudential Portfolio	Acquiring Portfolio	Combined Portfolio
Investment Objective:	The investment objective of the Prudential Portfolio is to seek to provide capital appreciation.	The investment objective of the Acquiring Portfolio is total return consistent with an aggressively managed diversified portfolio.	The investment objective of the Combined Portfolio is total return consistent with an aggressively managed diversified portfolio.
Principal Investment Strategies:

The Prudential Portfolio seeks its investment objective by investing in a combination of global equity and equity-related securities, real assets, debt obligations, absolute return strategies and money market instruments. The Prudential Portfolio gains exposure to these categories and investment strategies by utilizing, in varying

The Acquiring Portfolio invests in a mix of equity and equity-related securities, debt obligations and money market instruments. Under normal market conditions, the Acquiring Portfolio typically invests approximately 60% of its assets in equity and equity-related securities (with a range of 25% to 100%) and approximately 40% of its

The Combined Portfolio invests in a mix of equity and equity-related securities, debt obligations and money market instruments. Under normal market conditions, the Combined Portfolio typically invests approximately 60% of its assets in equity and equity-related securities (with a range of 25% to 100%) and approximately 40% of its

Prudential Portfolio	Acquiring Portfolio	Combined Portfolio
combinations and percentages, the following tools: (i) investment in other pooled investment vehicles, including other portfolios of AST and exchange-traded funds (ETFs) (collectively referred to as Underlying Portfolios); (ii) investments in securities including, but not limited to equity and equity-related securities, debt and money market instruments; and (iii) investment in certain financial and derivative instruments. The Prudential Portfolio may invest a substantial portion of its assets in Underlying Portfolios, particularly other portfolios of AST.
The Prudential Portfolio is not required to allocate its investments among stocks and bonds in any fixed proportion, nor is it limited by investment style or by the issuer's location, size, market capitalization or industry sector. The Prudential Portfolio may have none, some, or all of its assets invested in each asset class and/or strategy in relative proportions that change over time based upon market and economic conditions.
Strategy Descriptions
Equity
US Equity 130-30: This strategy utilizes a long/short investment approach. The strategy shorts a portion of the Prudential Portfolio and uses the proceeds of the shorts, or other borrowings, to purchase additional stocks long. The strategy normally invests (take long positions) at least 80% of its assets (net assets plus any borrowings made for	assets in debt obligations and money market instruments (with a range of 0% to 75%). The percentage of Acquiring Portfolio assets in each category is adjusted depending on the Acquiring Portfolio's expectations regarding the different markets.
The equity portion of the Acquiring Portfolio is generally managed. Under this strategy, the portfolio managers utilize quantitative investment models as a tool in seeking to outperform the S&P 500 Index and to limit the possibility of significantly underperforming that index. The stock portion of the Acquiring Portfolio will be invested in a broadly diversified portfolio of stocks generally consisting of large and mid-size companies, although it may also hold stocks of smaller companies. The Acquiring Portfolio will invest in companies that are expected to provide either attractive returns relative to the Acquiring Portfolio's peers, or that are desirable to hold in the Acquiring Portfolio to manage risk.
Under normal circumstances, at least 80% of the fixed income portion of the Acquiring Portfolio may be invested in intermediate and long-term debt obligations that are rated investment grade by the major ratings services, or, if unrated, considered to be of comparable quality, and high quality money market instruments. Likewise, 20% of the fixed income portion of the Acquiring Portfolio may be invested in debt securities	assets in debt obligations and money market instruments (with a range of 0% to 75%). The percentage of Combined Portfolio assets in each category is adjusted depending on the Combined Portfolio's expectations regarding the different markets.
The equity portion of the Combined Portfolio is generally managed under an actively managed. Under this strategy, the portfolio managers utilize quantitative investment models as a tool in seeking to outperform the S&P 500 Index and to limit the possibility of significantly underperforming that index. The stock portion of the Combined Portfolio will be invested in a broadly diversified portfolio of stocks generally consisting of large and mid-size companies, although it may also hold stocks of smaller companies. The Combined Portfolio will invest in companies that are expected to provide either attractive returns relative to the Combined Portfolio's peers, or that are desirable to hold in the Combined Portfolio to manage risk.
Under normal circumstances, at least 80% of the fixed income portion of the Combined Portfolio may be invested in intermediate and long-term debt obligations that are rated investment grade by the major ratings services, or, if unrated, considered to be of comparable quality, and high quality money market instruments. Likewise, 20% of the fixed income portion of the Combined Portfolio may be invested in debt securities

Prudential Portfolio	Acquiring Portfolio	Combined Portfolio
investment purposes) in equity and equity-related securities of US issuers. The strategy targets approximately 100% net market exposure, similar to a "long-only" strategy, to US equities.
Market Participation Strategy: This strategy is designed to provide upside participation, while seeking to reduce downside risk over the course of a full market cycle. The strategy does not invest directly in equity securities but gains equity exposure through investments in options and futures.
Europe, Australia, Far East (EAFE) All Cap Strategy: This strategy invests in equity and equity related securities of international equity companies across all market capitalizations. The Prudential Portfolio's subadviser employs a quantitatively driven, bottom up investment process.
Emerging Markets: This strategy involves investments in equity and equity-related securities of emerging market companies. Emerging market companies are those relating to issuers: (i) located in emerging market countries or (ii) included (or scheduled for inclusion by the index provider) as emerging market issuers in one or more broad-based market indices.
Fixed Income
Core Bonds
High Yield Bonds: This strategy seeks to outperform the BofA Merrill Lynch High Yield Master II Constrained Bond® Index by investing in domestic high yield corporate bonds and, to a lesser extent, in bank loans and preferred	rated as low as BB, Ba or lower by a major rating service at the time they are purchased (commonly known as "junk bonds"). The Acquiring Portfolio may also invest in instruments that are not rated, but which are deemed to be of comparable quality to the instruments described above. The Acquiring Portfolio may invest in in mortgage-related securities and asset-backed securities, including collateralized debt obligations, collateralized loan obligations and other credit-related asset-backed securities.
In managing the Acquiring Portfolio's assets, the portfolio managers use a combination of top-down economic analysis and bottom-up research in conjunction with proprietary quantitative models and risk management systems. In the top-down economic analysis, the portfolio managers develop views on economic, policy and market trends by continually evaluating economic data that affects the movement of markets and securities prices. In their bottom-up research, the portfolio managers develop an internal rating and outlook on issuers. The rating and outlook is determined based on a thorough review of the financial health and trends of the issuer which includes a review of the composition of the issuer's revenue, profitability, cash flow margin, and leverage. The Acquiring Portfolio managers may also consider investment factors such as expected total return, yield, spread and potential for price appreciation as well as credit quality, maturity, and risk. The Acquiring Portfolio may invest in a security based	rated as low as BB, Ba or lower by a major rating service at the time they are purchased (commonly known as "junk bonds"). The Combined Portfolio may also invest in instruments that are not rated, but which are deemed to be of comparable quality to the instruments described above. The Combined Portfolio may invest in in mortgage-related securities and asset-backed securities, including collateralized debt obligations, collateralized loan obligations and other credit-related asset-backed securities.
In managing the Combined Portfolio's assets, the portfolio managers use a combination of top-down economic analysis and bottom-up research in conjunction with proprietary quantitative models and risk management systems. In the top-down economic analysis, the portfolio managers develop views on economic, policy and market trends by continually evaluating economic data that affects the movement of markets and securities prices. In their bottom-up research, the portfolio managers develop an internal rating and outlook on issuers. The rating and outlook is determined based on a thorough review of the financial health and trends of the issuer which includes a review of the composition of the issuer's revenue, profitability, cash flow margin, and leverage. The Combined Portfolio managers may also consider investment factors such as expected total return, yield, spread and potential for price appreciation as well as credit quality, maturity, and risk. The Combined Portfolio may invest in a security based

Prudential Portfolio	Acquiring Portfolio	Combined Portfolio
and convertible securities. The Prudential Portfolio's subadviser emphasizes sector valuation and individual security selection in constructing this segment of the Prudential Portfolio, and focus on the less efficient, middle-tier section of the high-yield market while selectively investing in lower rated issuers. The high-yield bond segment of the Prudential Portfolio is designed to be well diversified across sectors, capital structure, and issuers.
Global Aggregate Plus: This strategy seeks total return through a diversified portfolio participating in a wide array of global fixed income sectors, interest rates, currencies and derivatives, using the Bloomberg Global Aggregate Index as a benchmark.
Real Assets
Global Real Estate: This strategy invests in in equity-related securities of real estate companies including companies that derive at least 50% of their revenues from the ownership, construction, financing, management or sale of commercial, industrial or residential real estate or companies that have at least 50% of their assets in these types of real estate-related areas.
Infrastructure: This is a multicap, core strategy with an absolute return focus. This strategy focuses on investments in infrastructure companies and infrastructure related companies located throughout the world. Infrastructure companies are involved in providing the foundation of basic services,	upon the expected total return rather than the yield of such security.	upon the expected total return rather than the yield of such security.

Prudential Portfolio	Acquiring Portfolio	Combined Portfolio
facilities and institutions upon which the growth and development of a community depends.
Global Natural Resources: This strategy seeks to invest in global natural resources companies. Natural resource companies are US and foreign (non-US based) companies that own, explore, mine, process or otherwise develop, or provide goods and services with respect to, natural resources.
Master Limited Partnerships (MLPs): This strategy seeks to invest in MLP investments. MLP investments may include, but are not limited to: MLPs structured as LPs or LLCs; MLPs that are taxed as "C" corporations; I-Units issued by MLP affiliates; parent companies of MLPs; shares of companies owning MLP general partnership interests and other securities representing indirect beneficial ownership interests in MLP common units; "C" corporations that hold significant interests in MLPs; and other equity and fixed income securities and derivative instruments, including pooled investment vehicles and ETPs, that provide exposure to MLP investments, or have economic characteristics similar to MLP investments.
Treasury Inflation Protected Securities (TIPS): The TIPS strategy seeks to achieve excess return through security selection by employing a conservative, quantitatively driven strategy that obtains exposure to the TIPS asset class through bonds or derivative instruments, with minimal risk, versus the

Prudential Portfolio	Acquiring Portfolio	Combined Portfolio
Bloomberg US Treasury Inflation Protected Index.
Alternatives
Market Neutral: The Market Neutral strategy uses an objective, quantitative approach designed to exploit persistent mispricing's among stocks and other related securities. The objective of this investment strategy is to provide consistent performance that is uncorrelated with the performance of the stock market. The portfolio holdings for this investment strategy consist primarily of a broad universe of stocks.
Global Absolute Return: Unconstrained by a benchmark, the strategy seeks positive returns over the long term, regardless of market conditions, by participating in a wide range of global fixed income sectors, interest rates, currencies and derivatives.
Overlay
Overlay Tactical Sleeve Strategy: A liquidity strategy, which is employed through an overlay sleeve, utilized to allow for the efficient management of Portfolio-level risk and changes in the Prudential Portfolio's asset levels, liquidity, and asset allocations.
Each asset class and/or strategy may be either actively managed or fulfilled with Underlying Portfolios based on current asset size of the Prudential Portfolio.
The Prudential Portfolio may buy or sell swaps, options or futures on a security, a commodity, or an index of securities or commodities, or enter into forward foreign currency transactions.

Prudential Portfolio	Acquiring Portfolio	Combined Portfolio

In managing the Prudential Portfolio's assets, portfolio managers use a combination of top-down economic analysis and bottom-up research in conjunction with proprietary quantitative models and risk management systems. In the top-down economic analysis, portfolio managers develop views on economic, policy and market trends. In their bottom-up research, portfolio managers develops an internal rating and outlook on issuers. The rating and outlook is determined based on a thorough review of the financial health and trends of the issuer. Portfolio managers may also consider investment factors such as expected total return, yield, spread and potential for price appreciation, as well as credit quality, maturity and risk. The Prudential Portfolio may invest in a security based upon the expected total return, rather than the yield of such security.

Principal Risks of the Portfolios

The table below compares the principal risks of investing in the Portfolios. All investments have risks to some degree, and it is possible that you could lose money by investing in each of the Portfolios. As previously noted, the Prudential Portfolio, the Acquiring Portfolio, and the Combined Portfolio have similar principal investment strategies. An investment in the Prudential Portfolio involves similar risks as an investment in the Acquiring Portfolio or the Combined Portfolio, as noted below. An investment in each of the Portfolios is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While each of the Portfolios makes every effort to achieve its objective, it can't guarantee success.

Principal Risks	Prudential Portfolio	Acquiring Portfolio	Combined Portfolio
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer's financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio. In addition, due to decreases in liquidity, the Portfolio may be unable to sell its securities holdings within a reasonable time at the price it values the security or at any price.	Yes	Yes	Yes

Principal Risks	Prudential Portfolio	Acquiring Portfolio	Combined Portfolio
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investments in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political or social developments may adversely affect the value of foreign securities; foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds; and certain events in foreign markets may adversely affect foreign and domestic issuers, including military conflict (including Russia's military invasion in Ukraine), geopolitical developments (including trading and tariff arrangements, sanctions and cybersecurity attacks), interruptions in the global supply chain, natural disasters and outbreaks of infectious diseases.	Yes	Yes	Yes
Emerging Markets Risk. The risks of non-US investments are greater for investments in or exposed to emerging markets. Emerging market countries typically have economic, political and social systems that are less developed, and can be expected to be less stable, than those of more developed countries. As a result, there could be less information available about issuers in emerging market countries, which could negatively affect the ability of the Manager or a Portfolio's Subadviser(s) to evaluate local companies or their potential impact on a Portfolio's performance. For example, the economies of such countries can be subject to currency devaluations and rapid and unpredictable (and in some cases, extremely high) rates of inflation or deflation. Low trading volumes may result in a lack of liquidity, price volatility and valuation difficulties. Regulatory regimes outside of the US may not require or enforce corporate governance standards comparable to that of the US, which may result in less protections for investors in such issuers and make such issuers more susceptible to actions not in the best interest of the issuer or its investors. Emerging market countries may have policies that restrict investments by foreign investors, or that prevent foreign investors from withdrawing their money at will, which may make it difficult for a Portfolio to invest in such countries or increase the administrative costs of such investments. Countries with emerging markets can be found in regions such as Asia, Latin America, Eastern Europe and Africa. A Portfolio may invest in some emerging markets through trading structures or protocols that subject it to risks such as those associated with decreased liquidity, custody of assets, different settlement and clearance procedures and asserting legal title under a developing legal and regulatory regime to a greater degree than in developed markets or even in other emerging markets.	Yes	No	No
Real Estate Risk. Investments in real estate investment trusts (REITs) and real estate-linked derivative instruments are subject to risks similar to those associated with direct ownership of real estate. Poor performance by the manager of the REIT and adverse changes to or inability to qualify with favorable tax laws will adversely affect the Portfolio. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property.	Yes	Yes	Yes

Principal Risks	Prudential Portfolio	Acquiring Portfolio	Combined Portfolio
Market Capitalization Risk. Investing in issuers within the same market capitalization category carries the risk that the category may be out of favor due to current market conditions or investor sentiment. Because the Portfolio may invest a portion of its assets in securities issued by small-cap companies, it is likely to be more volatile than a portfolio that focuses on securities issued by larger companies. Small-sized companies often have less experienced management, narrower product lines, more limited financial resources, and less publicly available information than larger companies. In addition, smaller companies are typically more sensitive to changes in overall economic conditions and their securities may be difficult to trade.	Yes	Yes	Yes
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of one or more underlying investments, such as an asset, reference rate, or index. The use of derivatives is a highly specialized activity that involves a variety of risks in addition to and greater than those associated with investing directly in securities, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.	Yes	Yes	Yes
Asset Allocation Risk. The Portfolio's overall allocations to stocks and bonds, and the allocations to the various asset classes and market sectors within those broad categories, could cause the Portfolio to underperform other funds with a similar investment objective. As a fund that has a larger allocation to equity securities relative to its fixed income allocation, the Portfolio risk of loss and share price fluctuation (and potential for gain) will tend to be more closely aligned with funds investing a greater portion of assets in equity securities and notably more than funds investing primarily in fixed income securities. Additionally, both equity and fixed income securities may decline in value. Any given investment strategy may fail to produce the intended results, and a Fund's portfolio may underperform other comparable funds because of portfolio management decisions related to, among other things, the selection of investments, portfolio construction, risk assessments, and/or the outlook on market trends and opportunities	Yes	Yes	Yes

Principal Risks	Prudential Portfolio	Acquiring Portfolio	Combined Portfolio
Asset-Backed and/or Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables or, in the case of mortgage-backed securities, mortgage loans. Like fixed income securities, asset-backed and mortgage-backed securities are subject to interest rate risk, liquidity risk, and credit risk, which may be heightened in connection with investments in loans to "subprime" borrowers. Certain asset-backed and mortgage-backed securities are subject to the risk that those obligations will be repaid sooner than expected or later than expected, either of which may result in lower-than-expected returns. Mortgage-backed securities, because they are backed by mortgage loans, are also subject to risks related to real estate, and securities backed by private-issued mortgages may experience higher rates of default on the underlying mortgages than securities backed by government-issued mortgages.	Yes	Yes	Yes
Asset Transfer Program Risk. Predetermined, nondiscretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser's ability to fully implement the Portfolio's investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities than it otherwise would hold. The asset flows may also result in high turnover, low asset levels and high operating expense ratios for the Portfolio. The asset flows could remove all or substantially all of the assets of the Portfolio. The efficient operation of the asset flows depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended which in turn could adversely affect performance.	Yes	No	No

Principal Risks	Prudential Portfolio	Acquiring Portfolio	Combined Portfolio
Blend Style Risk. The Portfolio's blend investment style may subject the Portfolio to risks of both value and growth investing. The portion of the Portfolio's portfolio that makes investments pursuant to a growth strategy may be subject to above-average fluctuations as a result of seeking high-quality stocks with good future growth prospects. The portion of the Portfolio's portfolio that makes investments pursuant to a value strategy may be subject to the risk that the market may not recognize a security's intrinsic value for long periods of time or that a stock judged to be undervalued may actually be appropriately priced. Issuers of value stocks may have experienced adverse business developments or may be subject to special risks that have caused the stock to be out of favor. If the Portfolio's assessment of market conditions or a company's value is inaccurate, the Portfolio could suffer losses or produce poor performance relative to other funds. Historically, growth stocks have performed best during later stages of economic expansion and value stocks have performed best during periods of economic recovery. Therefore, both styles may over time go in and out of favor with the markets. At times when a style is out of favor, that portion of the portfolio may lag the other portion of the portfolio, which may cause the overall Portfolio to underperform the market in general, its benchmark and other mutual funds. Growth and value stocks have historically produced similar long-term results, though each category has periods when it outperforms the other.	Yes	Yes	Yes
Economic and Market Events Risk. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in periods of unusually high volatility in a market or a segment of a market, which could negatively impact performance. Reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.	Yes	Yes	Yes
Exchange-Traded Funds (ETF) Risk. An investment in an ETF generally presents the same primary risks as an investment in a mutual fund that has the same investment objective, strategies and policies. In addition, the market price of an ETF's shares may trade above or below its net asset value and there may not be an active trading market for an ETF's shares. The Portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down.	Yes	No	No
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the "Annual Portfolio Operating Expenses" table above for a variety of reasons, including, for example, if the Portfolio's average net assets decrease.	Yes	No	No

Principal Risks	Prudential Portfolio	Acquiring Portfolio	Combined Portfolio
Fixed Income Securities Risk. Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable or unwilling to pay obligations when due; due to decreases in liquidity, the Portfolio may be unable to sell its securities holdings within a reasonable time at the price it values the security or at any price; and the Portfolio's investment may decrease in value when interest rates rise. Volatility in interest rates and in fixed income markets may increase the risk that the Portfolio's investment in fixed income securities will go down in value. Risks associated with changing interest rates are currently heightened because any increase or decrease may be sudden and significant, with unpredictable effects on the markets and the Portfolio's investments. Changes in interest rates may also affect the liquidity of the Portfolio's investments in fixed income securities.	Yes	Yes	Yes
Fund of Funds Risk. In addition to the risks associated with the investment in the Underlying Portfolios, the Portfolio is exposed to the investment objectives, investment risks, and investment performance of the Underlying Portfolios. The Portfolio is also subject to a potential conflict of interest between the Portfolio and its investment manager(s) and subadviser(s), which could impact the Portfolio. Moreover, the Portfolio will incur its pro rata share of the Underlying Portfolios' expenses, which will reduce the Portfolio's performance.	Yes	No	No
High Yield Risk. Investments in fixed income securities rated below investment grade and unrated securities of similar credit quality (i.e., high yield securities or junk bonds) may be more sensitive to interest rate, credit, call and liquidity risks than investments in investment grade securities, and have predominantly speculative characteristics.	Yes	Yes	Yes
Investment Style Risk. Securities held by the Portfolio as a result of a particular investment style, such as growth or value, tend to perform differently (i.e., better or worse than other segments of, or the overall, stock market) depending on market and economic conditions and investor sentiment. At times when the investment style is out of favor, the Portfolio may underperform other funds that invest in similar asset classes but use different investment styles.	Yes	No	No

Principal Risks	Prudential Portfolio	Acquiring Portfolio	Combined Portfolio
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. Investment techniques, risk analyses and investment strategies, which may include quantitative models or methods, used by a subadviser in making investment decisions for the Portfolio are subject to human error and may not produce the intended or desired results. The value of the Portfolio's investments may be negatively affected by the occurrence of domestic or global events, including war, terrorism, environmental disasters, natural disasters or events, political or civil instability, and public health emergencies (such as the spread of infectious diseases, pandemics, or epidemics), among others. Such events may reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and significantly adversely impact the economy. There is no guarantee that the investment objective of the Portfolio will be achieved.	Yes	Yes	Yes
Master Limited Partnership (MLP) Risk. Investments in securities of MLPs involve risks that differ from investments in common stock, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP's general partner, cash flow risks, dilution risks and risks related to the MLP general partner's right to require unitholders to sell their common units at an undesirable time or price.	Yes	No	No
Portfolio Turnover Risk. A subadviser may engage in active trading on behalf of the Portfolio—that is, frequent trading of the Portfolio's securities—in order to take advantage of new investment opportunities or yield differentials. The Portfolio's turnover rate may be higher than that of other mutual funds. Portfolio turnover generally involves some expense to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities.	No	Yes	Yes

Principal Risks	Prudential Portfolio	Acquiring Portfolio	Combined Portfolio
Quantitative Model Risk. The Portfolio and certain Underlying Portfolios, if applicable, may use quantitative models as part of its investment process. Securities or other investments selected using quantitative methods may perform differently from the market as a whole or from their expected performance for many reasons, including factors used in building the quantitative analytical framework, the weights placed on each factor, and changing sources of market returns. There can be no assurance that these methodologies will produce the desired results or enable the Portfolio to achieve its objective. A given model may be more effective with certain instruments or strategies than others, and there can be no assurance that any model can identify and incorporate all factors that will affect an investment's price or performance.	Yes	Yes	Yes
Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the SEC, and depending on the Portfolio, the CFTC. Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. Changes in laws and regulations may materially impact the Portfolio, a security, business, sector or market.	Yes	Yes	Yes
Short Sale Risk. A short sale involves the risk that the price of a borrowed security or derivative will increase during the time the Portfolio has borrowed the security or derivative and the Portfolio will incur a loss equal to the increase in price from the time that the short sale was entered into plus any premiums and interest paid to the third party. Short sales may result in losses that are greater than the cost of the investment. In addition, the third party to the short sale may fail to honor its contract terms, causing a loss to the Portfolio.	Yes	No	No
US Government Securities Risk. US Government securities may be adversely affected by changes in interest rates, a default by, or decline in the credit quality of, the US Government, and may not be backed by the full faith and credit of the US Government.	No	Yes	Yes

Performance of Prudential Portfolio

A number of factors, including risk, can affect how the Prudential Portfolio performs. The information below provides some indication of the risks of investing in the Prudential Portfolio by showing changes in its performance from year to year, and by showing how its average annual returns over various time periods compare with those of a broad measure of market performance. Past performance does not mean that the Prudential Portfolio will achieve similar results in the future.

The annual returns and average annual returns shown in the chart and tables are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.

The table also demonstrates how the Prudential Portfolio's average annual returns compare to the returns of a custom blended index which consists of the MSCI All Country World Index (ACWI) (GD) (60%) and Bloomberg US Aggregate Index (40%). The Manager determined the weight of each index comprising the blended index.

Annual Returns

BEST QUARTER: 13.22% (2nd Quarter of 2020) WORST QUARTER: -15.33% (1st Quarter of 2020)

Average Annual Total Returns (as of December 31, 2021)

	1 YEAR	5 YEARS	SINCE INCEPTION		INCEPTION DATE
Prudential Portfolio	13.32%	9.12%	7.65%		4/28/14
MSCI ACWI (GD) (reflects no deduction for fees, expenses or taxes)	19.40%	14.97%	10.77	%*
Blended Index (reflects no deduction for fees, expenses or taxes)	10.48%	10.58%	7.92	%*

*  Since Inception returns for the Indexes are measured from the month-end closest to the inception date.

Average Annual Total Returns (as of July 31, 2022)

	1 YEAR	5 YEARS	SINCE INCEPTION		INCEPTION DATE
Prudential Portfolio	-10.06%	4.27%	5.34%		4/28/14
MSCI ACWI (GD) (reflects no deduction for fees, expenses or taxes)	-10.07%	8.40%	7.93	%*
Blended Index (reflects no deduction for fees, expenses or taxes)	-9.48%	5.81%	5.72	%*

*  Since Inception returns for the Indexes are measured from the month-end closest to the inception date.

Performance of Acquiring Portfolio

A number of factors, including risk, can affect how the Acquiring Portfolio performs. The information below provides some indication of the risks of investing in the Acquiring Portfolio by showing changes in its performance from year to year, and by showing how its average annual returns over various time periods compare with those of a broad measure of market performance. Past performance does not mean that the Acquiring Portfolio will achieve similar results in the future.

The annual returns and average annual returns shown in the chart and tables are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.

The table also demonstrates how the Acquiring Portfolio's performance compares to the returns of a custom blended index which consists of the S&P 500 Index (60%), the Bloomberg US Aggregate Bond Index (35%) and the FTSE 3-Month T-Bill Index (5%). The Manager determined the weight of each index comprising the custom blended index. Annual return information is provided only for Class I shares. Because all of the Acquiring Portfolio's shares are invested in the same portfolio of securities, annual returns for Class III shares would be lower because Class III shares do not have the same expenses as Class I shares.

Annual Returns (Class I Shares)

BEST QUARTER: 14.93% (2nd Quarter of 2020) WORST QUARTER: -14.92% (1st Quarter of 2020)

Average Annual Total Returns (as of December 31, 2021)

	1 YEAR	5 YEARS	10 YEARS
Acquiring Portfolio	17.36%	11.17%	10.91%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	28.70%	18.47%	16.54%
PSF PGIM Flexible Managed Custom Blended Index (reflects no deduction for fees, expenses or taxes)	15.95%	12.48%	11.01%

Average Annual Total Returns (as of July 31, 2022)

	1 YEAR	5 YEARS	10 YEARS
Acquiring Portfolio	-5.24%	7.42%	8.87%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	-4.64%	12.82%	13.79%
PSF PGIM Flexible Managed Custom Blended Index (reflects no deduction for fees, expenses or taxes)	-5.67%	8.42%	8.98%

Capitalizations of Prudential Portfolio and Acquiring Portfolio Before and After Reorganization

The following table sets forth, as of November 30, 2022: (i) the capitalization of the Prudential Portfolio, (ii) the capitalization of the Acquiring Portfolio, and (iii) the capitalization of the Combined Portfolio as adjusted to give effect to the Reorganization.

	Prudential Portfolio (unaudited)	Acquiring Portfolio* (unaudited)	Adjustments		Combined Portfolio* (Pro Forma Surviving) (unaudited)
Net assets	$105,821,484	$3,797,341			$109,618,825
Total shares outstanding	7,013,588	97,431	(4,298,128	)(a)	2,812,891
Net asset value per share	$15.09	$38.97			$38.97

(a)  Reflects the change in shares of the Prudential Portfolio upon conversion into the Acquiring Portfolio. Shareholders of the Prudential Portfolio would become shareholders of the Acquiring Portfolio, receiving shares of the Acquiring Portfolio equal to the value of their holdings in the Prudential Portfolio immediately prior to the Reorganization.

*  All information for the Acquiring Portfolio and Combined Portfolio only pertains to the Class III shares. The total assets for the Acquiring Portfolio (Including Class I) are $4,178,936,078.

COMPARISON OF T. ROWE PRICE PORTFOLIO AND ACQUIRING PORTFOLIO

Additional information regarding the Acquiring Portfolio's investments and risks, the management of the Acquiring Portfolio, the purchase and sale of Acquiring Portfolio shares, annual portfolio operating expenses, certain U.S. federal income tax considerations, and financial intermediary compensation is set forth in Exhibit B to this Prospectus/Proxy Statement.

Analysis of Investment Objectives and Principal Investment Strategies of the Portfolios

The investment objective of the T. Rowe Price Portfolio is to seek long-term capital appreciation and secondarily, income. The investment objective of the Acquiring Portfolio is total return consistent with an aggressively managed diversified portfolio. The investment objectives of the T. Rowe Price Portfolio and the Acquiring Portfolio are non-fundamental, meaning that they can be changed by the Board without shareholder approval.

The Portfolios have similar principal investment strategies. The T. Rowe Price Portfolio invests primarily in a diversified portfolio of equity and fixed income securities. In pursuing its investment objective, the T. Rowe Price Portfolio invests, under normal circumstances, approximately 75% of its total assets in equity securities and 25% in fixed income securities. This mix may vary over shorter time periods; under normal circumstances, the equity portion may range between 60-90% and the fixed income portion may range between 10-40%. The Acquiring Portfolio invests in a mix of equity and equity-related securities, debt obligations and money market instruments. Under normal market conditions, the Acquiring Portfolio typically invests approximately 60% of its assets in equity and equity-related securities (with a range of 25% to 100%) and approximately 40% of its assets in debt obligations and money market instruments (with a range of 0% to 75%).

As explained above, as of the effective date of the Reorganization, the Combined Portfolio will be managed by the Acquiring Portfolio's subadvisers PGIM Quantitative Solutions and PGIM Fixed Income according to the investment objective and principal investment strategies of the Acquiring Portfolio. It is not expected that the Acquiring Portfolio will revise any of its investment policies following the Reorganization to reflect those of the Target Portfolios.

	T. Rowe Price Portfolio	Acquiring Portfolio	Combined Portfolio
Investment Objective:	The investment objective of the T. Rowe Price Portfolio is to seek long-term capital appreciation and secondarily, income.	The investment objective of the Acquiring Portfolio is total return consistent with an aggressively managed diversified portfolio.	The investment objective of the Combined Portfolio is total return consistent with an aggressively managed diversified portfolio.
Principal Investment Strategies:

The T. Rowe Price Portfolio invests primarily in a diversified portfolio of equity and fixed income securities. In pursuing its investment objective, the T. Rowe Price Portfolio invests, under normal circumstances, approximately 75% of its total assets in equity securities and 25% in fixed income securities. This mix may vary over shorter time periods; under normal circumstances, the equity portion may range between 60-90% and the fixed income portion may range between 10-40%. The T. Rowe Price Portfolio invests primarily in common stock of larger, more established companies, which are defined as companies with a market capitalization above $3 billion. The T. Rowe Price Portfolio may also invest in securities of smaller-sized companies. Larger, more established companies are defined as companies with a market capitalization above $3 billion, whereas small and medium-sized companies are defined as having a maximum market capitalization of $3 billion. Up to 40% of the total T. Rowe Price Portfolio may be invested in non-US dollar denominated equity securities. Up to 20% of the total T. Rowe Price Portfolio may be allocated to a real assets equity segment. The real assets equity segment invests in stocks of companies that derive a significant portion of their income from real assets. Real assets are characterized by the fact that they are tangible, such

The Acquiring Portfolio invests in a mix of equity and equity-related securities, debt obligations and money market instruments. Under normal market conditions, the Acquiring Portfolio typically invests approximately 60% of its assets in equity and equity-related securities (with a range of 25% to 100%) and approximately 40% of its assets in debt obligations and money market instruments (with a range of 0% to 75%). The percentage of Acquiring Portfolio assets in each category is adjusted depending on the Acquiring Portfolio's expectations regarding the different markets.
The equity portion of the Acquiring Portfolio is generally managed. Under this strategy, the portfolio managers utilize quantitative investment models as a tool in seeking to outperform the S&P 500 Index and to limit the possibility of significantly underperforming that index. The stock portion of the Acquiring Portfolio will be invested in a broadly diversified portfolio of stocks generally consisting of large and mid-size companies, although it may also hold stocks of smaller companies. The Acquiring Portfolio will invest in companies that are expected to provide either attractive returns relative to the Acquiring Portfolio's peers, or that are desirable to hold in the Acquiring Portfolio to manage risk.	The Combined Portfolio invests in a mix of equity and equity-related securities, debt obligations and money market instruments. Under normal market conditions, the Combined Portfolio typically invests approximately 60% of its assets in equity and equity-related securities (with a range of 25% to 100%) and approximately 40% of its assets in debt obligations and money market instruments (with a range of 0% to 75%). The percentage of Combined Portfolio assets in each category is adjusted depending on the Combined Portfolio's expectations regarding the different markets.
The equity portion of the Combined Portfolio is generally managed. Under this strategy, the portfolio managers utilize quantitative investment models as a tool in seeking to outperform the S&P 500 Index and to limit the possibility of significantly underperforming that index. The stock portion of the Combined Portfolio will be invested in a broadly diversified portfolio of stocks generally consisting of large and mid-size companies, although it may also hold stocks of smaller companies. The Combined Portfolio will invest in companies that are expected to provide either attractive returns relative to the Combined Portfolio's peers, or that are desirable to hold in the Combined Portfolio to manage risk.

T. Rowe Price Portfolio	Acquiring Portfolio	Combined Portfolio
as commodities. 50-100% of the fixed income portion of the T. Rowe Price Portfolio is allocated among investment grade securities. The T. Rowe Price Portfolio may also invest up to 50% of the fixed income portion in a combination of high yield or "junk" bonds, non-US dollar denominated bonds and/or emerging market debt securities. A portion of the fixed income holdings may also include TIPS, or Treasury Inflation-Protected Securities, TBAs ("to be announced") and various investment companies in accordance with regulatory limits. The T. Rowe Price Portfolio may invest up to 10% of the total portfolio in cash reserves. Cash reserves may consist of US-dollar and non US-dollar denominated securities and money market vehicles. The T. Rowe Price Portfolio's maximum combined exposure to non-US dollar denominated equity and fixed income securities is 50% of the T. Rowe Price Portfolio's net assets. The T. Rowe Price Portfolio may also invest in derivative instruments for both investment and hedging purposes.
The T. Rowe Price Portfolio's use of options often involves writing (i.e., selling) index call options on a US large-cap stock index in an effort to enhance risk-adjusted returns, although the portfolio may buy or sell options for other purposes. This index option overlay strategy is generally designed to provide less overall risk than a pure equity portfolio.
As part of the T. Rowe Price Portfolio's index option overlay strategy, the T. Rowe Price Portfolio writes	Under normal circumstances, at least 80% of the fixed income portion of the Acquiring Portfolio may be invested in intermediate and long-term debt obligations that are rated investment grade by the major ratings services, or, if unrated, considered to be of comparable quality, and high quality money market instruments. Likewise, 20% of the fixed income portion of the Acquiring Portfolio may be invested in debt securities rated as low as BB, Ba or lower by a major rating service at the time they are purchased (commonly known as "junk bonds"). The Acquiring Portfolio may also invest in instruments that are not rated, but which are deemed to be of comparable quality to the instruments described above. The Acquiring Portfolio may invest in in mortgage-related securities and asset-backed securities, including collateralized debt obligations, collateralized loan obligations and other credit-related asset-backed securities.
In managing the Acquiring Portfolio's assets, the portfolio managers use a combination of top-down economic analysis and bottom-up research in conjunction with proprietary quantitative models and risk management systems. In the top-down economic analysis, the portfolio managers develop views on economic, policy and market trends by continually evaluating economic data that affects the movement of markets and securities prices. In their bottom-up research, the portfolio managers develop an internal rating and outlook on issuers. The rating	Under normal circumstances, at least 80% of the fixed income portion of the Combined Portfolio may be invested in intermediate and long-term debt obligations that are rated investment grade by the major ratings services, or, if unrated, considered to be of comparable quality, and high quality money market instruments. Likewise, 20% of the fixed income portion of the Combined Portfolio may be invested in debt securities rated as low as BB, Ba or lower by a major rating service at the time they are purchased (commonly known as "junk bonds"). The Combined Portfolio may also invest in instruments that are not rated, but which are deemed to be of comparable quality to the instruments described above. The Combined Portfolio may invest in in mortgage-related securities and asset-backed securities, including collateralized debt obligations, collateralized loan obligations and other credit-related asset-backed securities.
In managing the Combined Portfolio's assets, the portfolio managers use a combination of top-down economic analysis and bottom-up research in conjunction with proprietary quantitative models and risk management systems. In the top-down economic analysis, the portfolio managers develop views on economic, policy and market trends by continually evaluating economic data that affects the movement of markets and securities prices. In their bottom-up research, the portfolio managers develop an internal rating and outlook on issuers. The rating

T. Rowe Price Portfolio	Acquiring Portfolio	Combined Portfolio
short-term S&P 500 Index call options in an effort to lower direct equity exposure and enhance risk adjusted returns, and the T. Rowe Price Portfolio may manage this equity exposure through the use of equity index futures.
In pursuing its investment objective, the T. Rowe Price Portfolio has the discretion to deviate from its normal investment criteria, as previously described, and purchase securities that the T. Rowe Price Portfolio believes will provide an opportunity for substantial appreciation. These situations might arise when the T. Rowe Price Portfolio believes a security could increase in value for a variety of reasons, including an extraordinary corporate event, a new product introduction or innovation, a favorable competitive development, or a change in management.

and outlook is determined based on a thorough review of the financial health and trends of the issuer which includes a review of the composition of the issuer's revenue, profitability, cash flow margin, and leverage. The Acquiring Portfolio managers may also consider investment factors such as expected total return, yield, spread and potential for price appreciation as well as credit quality, maturity, and risk. The Acquiring Portfolio may invest in a security based upon the expected total return rather than the yield of such security.

and outlook is determined based on a thorough review of the financial health and trends of the issuer which includes a review of the composition of the issuer's revenue, profitability, cash flow margin, and leverage. The Combined Portfolio managers may also consider investment factors such as expected total return, yield, spread and potential for price appreciation as well as credit quality, maturity, and risk. The Combined Portfolio may invest in a security based upon the expected total return rather than the yield of such security.

Principal Risks of the Portfolios

The table below compares the principal risks of investing in the Portfolios. All investments have risks to some degree, and it is possible that you could lose money by investing in each of the Portfolios. As previously noted, the T. Rowe Price Portfolio, the Acquiring Portfolio, and the Combined Portfolio have similar principal investment strategies. An investment in the T. Rowe Price Portfolio involves similar risks as an investment in the Acquiring Portfolio or the Combined Portfolio, as noted below. An investment in each of the Portfolios is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While each of the Portfolios makes every effort to achieve its objective, it can't guarantee success.

Principal Risks	T. Rowe Price Portfolio	Acquiring Portfolio	Combined Portfolio
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer's financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio. In addition, due to decreases in liquidity, the Portfolio may be unable to sell its securities holdings within a reasonable time at the price it values the security or at any price.	Yes	Yes	Yes

Principal Risks	T. Rowe Price Portfolio	Acquiring Portfolio	Combined Portfolio
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investments in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political or social developments may adversely affect the value of foreign securities; foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds; and certain events in foreign markets may adversely affect foreign and domestic issuers, including military conflict (including Russia's military invasion in Ukraine), geopolitical developments (including trading and tariff arrangements, sanctions and cybersecurity attacks), interruptions in the global supply chain, natural disasters and outbreaks of infectious diseases.	Yes	Yes	Yes
Emerging Markets Risk. The risks of foreign investments are greater for investments in or exposed to emerging markets. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable, than those of more developed countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Low trading volumes may result in a lack of liquidity and price volatility. Emerging market countries may have policies that restrict investment by non-U.S. investors, or that prevent non-U.S. investors from withdrawing their money at will.
The Fund may invest in some emerging markets that subject it to risks such as those associated with illiquidity, custody of assets, different settlement and clearance procedures and asserting legal title under a developing legal and regulatory regime to a greater degree than in developed markets or even in other emerging markets.	Yes	No	No
Real Estate Risk. Investments in real estate investment trusts (REITs) and real estate-linked derivative instruments are subject to risks similar to those associated with direct ownership of real estate. Poor performance by the manager of the REIT and adverse changes to or inability to qualify with favorable tax laws will adversely affect the Portfolio. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property.	Yes	No	No

Principal Risks	T. Rowe Price Portfolio	Acquiring Portfolio	Combined Portfolio
Market Capitalization Risk. Investing in issuers within the same market capitalization category carries the risk that the category may be out of favor due to current market conditions or investor sentiment. Because the Portfolio may invest a portion of its assets in securities issued by small-cap companies, it is likely to be more volatile than a portfolio that focuses on securities issued by larger companies. Small-sized companies often have less experienced management, narrower product lines, more limited financial resources, and less publicly available information than larger companies. In addition, smaller companies are typically more sensitive to changes in overall economic conditions and their securities may be difficult to trade.	Yes	Yes	Yes
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of one or more underlying investments, such as an asset, reference rate, or index. The use of derivatives is a highly specialized activity that involves a variety of risks in addition to and greater than those associated with investing directly in securities, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.	Yes	Yes	Yes
Asset Allocation Risk. The Portfolio's overall allocations to stocks and bonds, and the allocations to the various asset classes and market sectors within those broad categories, could cause the Portfolio to underperform other funds with a similar investment objective. As a fund that has a larger allocation to equity securities relative to its fixed income allocation, the Portfolio risk of loss and share price fluctuation (and potential for gain) will tend to be more closely aligned with funds investing a greater portion of assets in equity securities and notably more than funds investing primarily in fixed income securities. Additionally, both equity and fixed income securities may decline in value. Any given investment strategy may fail to produce the intended results, and a Fund's portfolio may underperform other comparable funds because of portfolio management decisions related to, among other things, the selection of investments, portfolio construction, risk assessments, and/or the outlook on market trends and opportunities.	Yes	Yes	Yes

Principal Risks	T. Rowe Price Portfolio	Acquiring Portfolio	Combined Portfolio
Asset-Backed and/or Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables or, in the case of mortgage-backed securities, mortgage loans. Like fixed income securities, asset-backed and mortgage-backed securities are subject to interest rate risk, liquidity risk, and credit risk, which may be heightened in connection with investments in loans to "subprime" borrowers. Certain asset-backed and mortgage-backed securities are subject to the risk that those obligations will be repaid sooner than expected or later than expected, either of which may result in lower-than-expected returns. Mortgage-backed securities, because they are backed by mortgage loans, are also subject to risks related to real estate, and securities backed by private-issued mortgages may experience higher rates of default on the underlying mortgages than securities backed by government-issued mortgages.	Yes	Yes	Yes
Blend Style Risk. The Portfolio's blend investment style may subject the Portfolio to risks of both value and growth investing. The portion of the Portfolio's portfolio that makes investments pursuant to a growth strategy may be subject to above-average fluctuations as a result of seeking high-quality stocks with good future growth prospects. The portion of the Portfolio's portfolio that makes investments pursuant to a value strategy may be subject to the risk that the market may not recognize a security's intrinsic value for long periods of time or that a stock judged to be undervalued may actually be appropriately priced. Issuers of value stocks may have experienced adverse business developments or may be subject to special risks that have caused the stock to be out of favor. If the Portfolio's assessment of market conditions or a company's value is inaccurate, the Portfolio could suffer losses or produce poor performance relative to other funds. Historically, growth stocks have performed best during later stages of economic expansion and value stocks have performed best during periods of economic recovery. Therefore, both styles may over time go in and out of favor with the markets. At times when a style is out of favor, that portion of the portfolio may lag the other portion of the portfolio, which may cause the overall Portfolio to underperform the market in general, its benchmark and other mutual funds. Growth and value stocks have historically produced similar long-term results, though each category has periods when it outperforms the other.	Yes	Yes	Yes
Economic and Market Events Risk. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in periods of unusually high volatility in a market or a segment of a market, which could negatively impact performance. Reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.	Yes	Yes	Yes

Principal Risks	T. Rowe Price Portfolio	Acquiring Portfolio	Combined Portfolio
Exchange-Traded Funds (ETF) Risk. An investment in an ETF generally presents the same primary risks as an investment in a mutual fund that has the same investment objective, strategies and policies. In addition, the market price of an ETF's shares may trade above or below its net asset value and there may not be an active trading market for an ETF's shares. The Portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down.	Yes	No	No
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the "Annual Portfolio Operating Expenses" table above for a variety of reasons, including, for example, if the Portfolio's average net assets decrease.	Yes	No	No
Fixed Income Securities Risk. Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable or unwilling to pay obligations when due; due to decreases in liquidity, the Portfolio may be unable to sell its securities holdings within a reasonable time at the price it values the security or at any price; and the Portfolio's investment may decrease in value when interest rates rise. Volatility in interest rates and in fixed income markets may increase the risk that the Portfolio's investment in fixed income securities will go down in value. Risks associated with changing interest rates are currently heightened because any increase or decrease may be sudden and significant, with unpredictable effects on the markets and the Portfolio's investments. Changes in interest rates may also affect the liquidity of the Portfolio's investments in fixed income securities.	Yes	Yes	Yes
Foreign Custody Risk. If a Portfolio invests in foreign securities, the Portfolio may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Portfolio's custodian (each, a Subcustodian). Some foreign Subcustodians may be recently organized or new to the foreign custody business. In some countries, Subcustodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on a Portfolio's ability to recover its assets if a Subcustodian enters bankruptcy or if other disputes or proceedings arise related to a Portfolio's assets. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well-regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries and a Portfolio may be limited in its ability to enforce contractual rights or obligations.	Yes	No	No
High Yield Risk. Investments in fixed income securities rated below investment grade and unrated securities of similar credit quality (i.e., high yield securities or junk bonds) may be more sensitive to interest rate, credit, call and liquidity risks than investments in investment grade securities, and have predominantly speculative characteristics.	Yes	Yes	Yes

Principal Risks	T. Rowe Price Portfolio	Acquiring Portfolio	Combined Portfolio
Investment Style Risk. Securities held by the Portfolio as a result of a particular investment style, such as growth or value, tend to perform differently (i.e., better or worse than other segments of, or the overall, stock market) depending on market and economic conditions and investor sentiment. At times when the investment style is out of favor, the Portfolio may underperform other funds that invest in similar asset classes but use different investment styles.	Yes	No	No
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. Investment techniques, risk analyses and investment strategies, which may include quantitative models or methods, used by a subadviser in making investment decisions for the Portfolio are subject to human error and may not produce the intended or desired results. The value of the Portfolio's investments may be negatively affected by the occurrence of domestic or global events, including war, terrorism, environmental disasters, natural disasters or events, political or civil instability, and public health emergencies (such as the spread of infectious diseases, pandemics, or epidemics), among others. Such events may reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and significantly adversely impact the economy. There is no guarantee that the investment objective of the Portfolio will be achieved.	Yes	Yes	Yes
Large Company Risk. Large-capitalization stocks as a group could fall out of favor with the market, causing the Portfolio to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.	Yes	No	No

Principal Risks	T. Rowe Price Portfolio	Acquiring Portfolio	Combined Portfolio
Real Asset Risk. Investments in real asset industries and commodities may subject the Portfolio to greater volatility than investments in traditional securities. The Portfolio's investments in real asset industries and commodities may lose value as a result of adverse changes in, among other things, exploration and production spending, tax laws and government regulations, natural forces, global economic cycles, and international politics.	Yes	Yes	Yes
Portfolio Turnover Risk. A subadviser may engage in active trading on behalf of the Portfolio—that is, frequent trading of the Portfolio's securities—in order to take advantage of new investment opportunities or yield differentials. The Portfolio's turnover rate may be higher than that of other mutual funds. Portfolio turnover generally involves some expense to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities.	No	Yes	Yes
Quantitative Model Risk. The Portfolio and certain Underlying Portfolios, if applicable, may use quantitative models as part of its investment process. Securities or other investments selected using quantitative methods may perform differently from the market as a whole or from their expected performance for many reasons, including factors used in building the quantitative analytical framework, the weights placed on each factor, and changing sources of market returns. There can be no assurance that these methodologies will produce the desired results or enable the Portfolio to achieve its objective. A given model may be more effective with certain instruments or strategies than others, and there can be no assurance that any model can identify and incorporate all factors that will affect an investment's price or performance.	No	Yes	Yes
Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the SEC, and depending on the Portfolio, the CFTC. Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. Changes in laws and regulations may materially impact the Portfolio, a security, business, sector or market.	Yes	Yes	Yes
US Government Securities Risk. US Government securities may be adversely affected by changes in interest rates, a default by, or decline in the credit quality of, the US Government, and may not be backed by the full faith and credit of the US Government.	No	Yes	Yes

Performance of T. Rowe Price Portfolio

A number of factors, including risk, can affect how the T. Rowe Price Portfolio performs. The information below provides some indication of the risks of investing in the T. Rowe Price Portfolio by showing changes in its performance from year to year, and by showing how its average annual returns over various time periods compare with those of a broad measure of market performance. Past performance does not mean that the T. Rowe Price Portfolio will achieve similar results in the future.

The annual returns and average annual returns shown in the chart and tables are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.

The table also demonstrates how the T. Rowe Price Portfolio's average annual returns compare to the returns of a custom blended index which consists of the Russell 3000 Index (52%), Bloomberg US Government/Credit Index (25%), and MSCI All Country World ex-US Index (GD) (23%). The Manager determined the weight of each index comprising the blended index.

Annual Returns

BEST QUARTER: 17.25% (2nd Quarter of 2020) WORST QUARTER: -18.01% (1st Quarter of 2020)

Average Annual Total Returns (as of December 31, 2021)

	1 YEAR	5 YEARS	SINCE INCEPTION		INCEPTION DATE
T. Rowe Price Portfolio	13.17%	11.95%	9.15%		4/28/14
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	28.70%	18.47%	15.08	%*
Blended Index (reflects no deduction for fees, expenses or taxes)	14.38%	12.82%	9.92	%*

*  Since Inception returns for the Indexes are measured from the month-end closest to the inception date.

Average Annual Total Returns (as of July 31, 2022)

	1 YEAR	5 YEARS	SINCE INCEPTION		INCEPTION DATE
T. Rowe Price Portfolio	-11.34%	6.42%	6.67%		4/28/14
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	-4.64%	12.82%	12.10	%*
Blended Index (reflects no deduction for fees, expenses or taxes)	-9.58%	7.56%	7.39	%*

*  Since Inception returns for the Indexes are measured from the month-end closest to the inception date.

Performance of Acquiring Portfolio

A number of factors, including risk, can affect how the Acquiring Portfolio performs. The information below provides some indication of the risks of investing in the Acquiring Portfolio by showing changes in its performance from year to year, and by showing how its average annual returns over various time periods compare with those of a broad measure of market performance. Past performance does not mean that the Acquiring Portfolio will achieve similar results in the future.

The annual returns and average annual returns shown in the chart and tables are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.

The table also demonstrates how the Acquiring Portfolio's performance compares to the returns of a custom blended index which consists of the S&P 500 Index (60%), the Bloomberg US Aggregate Bond Index (35%) and the FTSE 3-Month T-Bill Index (5%). The Manager determined the weight of each index comprising the custom blended index. Annual return information is provided only for Class I shares. Because all of the Acquiring Portfolio's shares are invested in the same portfolio of securities, annual returns for Class III shares would be lower because Class III shares do not have the same expenses as Class I shares.

Annual Returns (Class I Shares)

BEST QUARTER: 14.93% (2nd Quarter of 2020) WORST QUARTER: -14.92% (1st Quarter of 2020)

Average Annual Total Returns (as of December 31, 2021)

	1 YEAR	5 YEARS	10 YEARS
Acquiring Portfolio	17.36%	11.17%	10.91%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	28.70%	18.47%	16.54%
PSF PGIM Flexible Managed Custom Blended Index (reflects no deduction for fees, expenses or taxes)	15.95%	12.48%	11.01%

Average Annual Total Returns (as of July 31, 2022)

	1 YEAR	5 YEARS	10 YEARS
Acquiring Portfolio	-5.24%	7.42%	8.87%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	-4.64%	12.82%	13.79%
PSF PGIM Flexible Managed Custom Blended Index (reflects no deduction for fees, expenses or taxes)	-5.67%	8.42%	8.98%

Capitalizations of T. Rowe Price Portfolio and Acquiring Portfolio Before and After Reorganization

The following table sets forth, as of November 30, 2022: (i) the capitalization of the T. Rowe Price Portfolio, (ii) the capitalization of the Acquiring Portfolio, and (iii) the capitalization of the Combined Portfolio as adjusted to give effect to the Reorganization.

	T. Rowe Price Portfolio (unaudited)	Acquiring Portfolio* (unaudited)	Adjustments		Combined Portfolio* (Pro Forma Surviving) (unaudited)
Net assets	$129,970,599	$3,797,341			$133,767,940
Total shares outstanding	7,652,901	97,431	(4,317,756	)(a)	3,432,579
Net asset value per share	$16.98	$38.97			$38.97

(a)    Reflects the change in shares of the T. Rowe Price Portfolio upon conversion into the Acquiring Portfolio. Shareholders of the T. Rowe Price Portfolio would become shareholders of the Acquiring Portfolio, receiving shares of the Acquiring Portfolio equal to the value of their holdings in the T. Rowe Price Portfolio immediately prior to the Reorganization.

*  All information for the Acquiring Portfolio and Combined Portfolio only pertains to Class III Shares. The total assets for the Acquiring Portfolio (Including Class I) are $4,178,936,078.

COMPARISON OF THE TARGET PORTFOLIOS,
ACQUIRING PORTFOLIO AND COMBINED PORTFOLIO

Additional information regarding the Acquiring Portfolio's investments and risks, the management of the Acquiring Portfolio, the purchase and sale of Acquiring Portfolio shares, annual portfolio operating expenses, certain U.S. federal income tax considerations, and financial intermediary compensation is set forth in Exhibit B to this Prospectus/Proxy Statement.

Capitalizations of the Target Portfolios, Acquiring Portfolio and Combined Portfolio Before and After Reorganizations

The following table sets forth, as of November 30, 2022: (i) the capitalization of each of the Target Portfolios, (ii) the capitalization of the Acquiring Portfolio, and (iii) the capitalization of the Combined Portfolio (all Portfolios) as adjusted to give effect to the Reorganizations.

	Prudential Portfolio (unaudited)	T. Rowe Price Portfolio (unaudited)	Acquiring Portfolio* (unaudited)	Adjustments		Combined Portfolio* (Pro Forma Surviving) (unaudited)
Net assets	$105,821,484	$129,970,599	$3,797,341			$239,589,424
Total shares outstanding	7,013,588	7,652,901	97,431	(8,615,884	)(a)	6,148,036
Net asset value per share	$15.09	$16.98	$38.97			$38.97

(a)    Reflects the change in shares of the Target Portfolios upon conversion into the Acquiring Portfolio. Shareholders of the Target Portfolios would become shareholders of the Acquiring Portfolio, receiving shares of the Acquiring Portfolio equal to the value of their holdings in the Target Portfolios immediately prior to the Reorganization.

*  All information for the Acquiring Portfolio and Combined Portfolio only pertains to the Class III shares. The total assets for the Acquiring Portfolio (Including Class I) are $4,178,936,078.

MANAGEMENT OF THE TARGET PORTFOLIOS,
THE ACQUIRING PORTFOLIO AND THE COMBINED PORTFOLIO

This section provides more information about: (i) PGIM Investments, (ii) PGIM Quantitative Solutions, Jennison, PGIM Inc. and PGIM Limited as subadvisers to the Prudential Portfolio, (iii) T. Rowe Price, T. Rowe Price International, T. Rowe Price Hong Kong, T. Rowe Price Japan and T. Rowe Price Singapore as subadvisers to the T. Rowe Price Portfolio, and (iv) PGIM Quantitative Solutions and PGIM Fixed Income as subadvisers to the Acquiring Portfolio and the Combined Portfolio.

Investment Management Arrangements

The Target Portfolios and the Acquiring Portfolio are managed by PGIM Investments. As previously noted, the term Manager is used to refer to PGIM Investments.

As of September 30, 2022, PGIM Investments served as the investment manager to all of the Prudential U.S. and offshore open-end investment companies, and as administrator to closed-end investment companies, with aggregate assets of approximately $276.9 trillion. PGIM Investments is a wholly-owned subsidiary of PIFM Holdco, LLC, which is a wholly-owned subsidiary of PGIM Holding Company, which is a wholly-owned subsidiary of Prudential Financial, Inc. ("Prudential"). PGIM Investments has been in the business of providing advisory services since 1996.

The Investment Management Agreements between the Manager and AST on behalf of the Target Portfolios and the Manager and PSF on behalf of the Acquiring Portfolio (the "Management Agreements"), provide that the Manager will furnish the Target Portfolios and the Acquiring Portfolio with investment advice and administrative services subject to the oversight of the Board and in conformity with the stated principal investment strategies of the Target Portfolios and the Acquiring Portfolio. The Manager must also provide, or obtain and supervise, the executive, administrative, accounting, custody, transfer agent, and shareholder servicing services that are deemed advisable by the Trustees.

The Trust uses a "manager-of-managers" structure. That means that the Manager has engaged the subadvisers to conduct the investment programs of the Target Portfolios and the Acquiring Portfolio, including the purchase, retention and sale of portfolio securities and other financial instruments. The Manager is responsible for monitoring the activities of the subadvisers and reporting on such activities to the Trustees. The Trust has obtained an exemptive order from the SEC that permits the Manager, subject to approval by the Board, to hire or change subadvisers for the Target Portfolios and the Acquiring Portfolio by entering into new subadvisory agreements with affiliated and non-affiliated subadvisers, without obtaining shareholder approval of such changes. This exemptive order (which is similar to exemptive orders granted to other investment companies that are organized in a manner similar to AST and PSF) is intended to facilitate the efficient supervision and management of the subadvisers by the Manager and the Trustees.

If there is more than one subadviser for the Target Portfolios and the Acquiring Portfolio, the Manager will normally determine the division of the assets for each of the Portfolios among the applicable subadvisers. All daily cash inflows (that is, purchases and reinvested distributions) and outflows (that is, redemptions and expense items) will be divided among such subadvisers as the Manager deems appropriate. The Manager may, in its discretion, change the target allocation of assets among subadvisers, transfer assets between subadvisers, or change the allocation of cash inflows or cash outflows among subadvisers for any reason and at any time without notice. As a consequence, the Manager may allocate assets or cash flows from a portfolio segment that has appreciated more to another portfolio segment.

Reallocations of assets among the subadvisers and the Manager may result in additional costs since sales of securities may result in higher portfolio turnover. Also, because the subadvisers and the Manager select portfolio securities independently, it is possible that a security held by a portfolio segment may also be held by another portfolio segment of the Target Portfolios or the Acquiring Portfolio or that certain subadvisers or the Manager may simultaneously favor the same industry. The Manager will monitor the overall portfolio to ensure that any such overlaps do not create an unintended industry concentration. In addition, if a subadviser buys a security as another subadviser or the Manager sells it, the net position of the Target Portfolios or the Acquiring Portfolio in the security may be approximately the same as it would have been with a single portfolio and no such sale and purchase, but the Target Portfolios or the Acquiring Portfolio will have incurred additional costs. The Manager will consider these costs in determining the allocation of assets or cash flows. The Manager will consider the timing of asset and cash flow reallocations based upon the best interests of each of the Portfolios and its shareholders.

A discussion regarding the basis for the Board's approvals of the Management Agreements and the subadvisory agreements are available in the semi-annual reports (for agreements approved during the six-month period ended June 30) and in the annual reports (for agreements approved during the six-month period ended December 31).

Subadvisers of the Target Portfolios and the Acquiring Portfolio. The Prudential Portfolio is subadvised by PGIM Quantitative Solutions, Jennison, PGIM Inc. and PGIM Limited. The T. Rowe Price Portfolio is subadvised by T. Rowe Price, T. Rowe Price International, T. Rowe Price Hong Kong, T. Rowe Price Japan and T. Rowe Price Singapore. The Acquiring Portfolio is subadvised by PGIM Quantitative Solutions and PGIM Fixed Income. The SAI provides additional information about the portfolio managers responsible for the day-to-day management of each of the Portfolios, the portfolio manager's compensation, other accounts that each portfolio manager manages, and ownership of portfolio securities by each portfolio manager. If the Reorganizations are approved, the Combined Portfolio will be managed by PGIM Quantitative Solutions and PGIM Fixed Income.

Descriptions of the subadvisers and the portfolio managers are set forth below:

Prudential Portfolio

PGIM Quantitative Solutions ("PGIM Quant") a registered investment adviser, is a wholly-owned and independently-operated subsidiary of PGIM, the global investment management businesses of Prudential Financial, Inc. PGIM Quant Solutions began managing multi-asset portfolios for institutional investors in 1975. As of September 30, 2022, PGIM Quant Solutions managed approximately $81 billion in quantitative equity and global multi-asset solutions for a global client base of pension funds, endowments, foundations, sovereign wealth funds and subadvisory accounts. With offices in Newark, San Francisco and London, PGIM Quant's primary address is Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102.

PGIM Quantitative Solutions portfolio managers who are jointly and primarily responsible for the asset allocation strategy for the Prudential Portfolio are Edward L. Campbell, CFA, Devang Gambhirwala, Joel M. Kallman, CFA, Edward F. Keon, Jr., and Lorne Johnson.

Edward L. Campbell, CFA, is a Managing Director and Portfolio Manager for PGIM Quantitative Solutions working within the Global Multi-Asset Solutions team. As the Director of Dynamic Asset Allocation, he is responsible for portfolio management, analysis, and economic and market valuation research, and he oversees a team of investment professionals. Ed also represents the firm through appearances in major media outlets, most notably as a regular guest on CNBC's Squawk Box. Prior to joining PGIM Quantitative Solutions, Ed served as a Portfolio Manager and Senior Analyst for PGIM Investments' Strategic Investment Research Group (SIRG). Previously, Ed was a Partner and Vice President at Trilogy Advisors. He earned a BS in economics and international business from The City University of New York and an MBA in finance, global business and organizational leadership from the New York University Stern School of Business. Mr. Campbell's service date on the Prudential Portfolio is April 2014.

Devang Gambhirwala is a Principal and Portfolio Manager for PGIM Quantitative Solutions working within the Quantitative Equity team. In this capacity, he is responsible for portfolio management, analysis and research. Prior to joining PGIM Quantitative Solutions, Devang worked as a Quantitative Research Analyst and Assistant Portfolio Manager for PGIM, Inc. He earned a BS in computer and information sciences from the New Jersey Institute of Technology and an MBA from Rutgers University. Mr. Gambhirwala's service date on the Prudential Portfolio is April 2014.

Joel M. Kallman, CFA, is a Vice President and Portfolio Manager for PGIM Quantitative Solutions working within the Global Multi-Asset Solutions team. In this capacity, he is responsible for portfolio management, analysis, and economic and market valuation research. Prior to joining PGIM Quantitative Solutions, Joel held various positions for PGIM Fixed Income that involved high-yield credit analysis and performance reporting. He earned a

BS and MBA in finance from Rutgers University. Joel is a member of the New York Society of Security Analysts. Mr. Kallman's service date on the Prudential Portfolio is April 2014.

Edward F. Keon, Jr. is a Managing Director and Chief Investment Strategist for PGIM Quantitative Solutions's Global Multi-Asset Solutions team. In this capacity, he is responsible for portfolio management, analysis, and economic and market valuation research. He also represents the firm through appearances in major media outlets, most notably as a regular guest on CNBC's Squawk Box. Prior to joining PGIM Quantitative Solutions, Ed served as Chief Investment Strategist and Director of Quantitative Research at Prudential Equity Group, LLC, where he was repeatedly voted onto Institutional Investor's All-American Research Team, and as a Senior Vice President at I/B/E/S International Inc. Ed is a board member of the Chicago Quantitative Alliance, where he heads the committee to develop sound practices in quantitative investment management. He earned a BS in industrial management from the University of Massachusetts Lowell and an MBA in finance and marketing from the Massachusetts Institute of Technology Sloan School of Management. Mr. Keon's service date on the Prudential Portfolio is April 2014.

Lorne Johnson, PhD, is a Managing Director and Portfolio Manager working within the Global Multi-Asset Solutions team. As the Director of Institutional Solutions, he serves as a subject matter expert, and performs research and analysis for Global Multi-Asset Solutions portfolios. Prior to joining PGIM Quantitative Solutions, Lorne was a Senior Portfolio Manager at State Street Global Advisors' Investment Solutions Group with a focus on managing tactical asset allocation portfolios. Previously, Lorne was a Portfolio Manager at CalPERS and Numeric Investors, a Senior Portfolio Manager at ABP Investments, and an Economist at Caxton Associates. He earned a BA in both public administration and history at California State University, an MA in applied economics at San Jose State University and an MA and PhD in economics at the University of Washington. Mr. Johnson's service date on the Prudential Portfolio is May 2020.

Jennison Associates LLC ("Jennison") is organized under the laws of Delaware as single member limited liability company whose sole member is PGIM, Inc., which is a direct, wholly-owned subsidiary of PGIM Holding Company LLC, which is a direct, wholly-owned subsidiary of Prudential Financial, Inc. As of September 30, 2022, Jennison managed in excess of $163.9 billion in assets for institutional, mutual fund and certain other clients. Jennison's address is 466 Lexington Avenue, New York, New York 10017.

Jennison portfolio managers who are jointly and primarily responsible for the asset allocation strategy for the Prudential Portfolio are John "Jay" Saunders, Neil P. Brown, CFA., Ubong "Bobby" Edemeka, and Shaun Hong, CFA.

John "Jay" Saunders and Neil P. Brown, CFA, are the portfolio managers of the Natural Resources segment of the Prudential Portfolio.

Jay Saunders is a Managing Director and a global natural resources equity portfolio manager and research analyst. He joined Jennison in October 2005. Prior to joining Jennison, he was as a vice president on the global oil team at Deutsche Bank Securities covering North American integrated oils, independent refiners, and exploration and production companies. Prior to that, Mr. Saunders worked at several publications reporting on a range of oil- and energy-related topics. He earned a BA from the College of William and Mary and an MA in journalism from American University. Mr. Saunders' service date on the Prudential Portfolio is April 2014.

Neil P. Brown, CFA, is a Managing Director and a global natural resources equity portfolio manager and research analyst. He joined Jennison in November 2005. Prior to joining Jennison, Mr. Brown covered the oil and natural gas exploration and production sector as an equity research associate/analyst at Deutsche Bank Securities for five years. Mr. Brown earned a BA in mathematics and history from Duke University and he holds the Chartered Financial Analyst (CFA) designation. Mr. Brown's service date on the Prudential Portfolio is April 2014.

Ubong "Bobby" Edemeka and Shaun Hong, CFA are the portfolio managers of the MLP Strategies segment of the Prudential Portfolio.

Ubong "Bobby" Edemeka is a Managing Director and an income and infrastructure portfolio manager. He joined Jennison in March 2002. Prior to joining Jennison, Mr. Edemeka was with Goldman Sachs as a sell-side research analyst on the US Power & Utilities team. Prior to that, he was an analyst on the global utilities team at SSB Citi Asset Management Group. Mr. Edemeka began his career as an analyst for the Prudential Utility Fund

(now PGIM Jennison Utility Fund). Mr. Edemeka earned a BA in government from Harvard University. Mr. Edemeka's service date on the Prudential Portfolio is April 2014.

Shaun Hong, CFA, is a Managing Director and an income and infrastructure portfolio manager. He joined Prudential (now PGIM) in 1999 as an analyst in Prudential's public equity unit responsible for the power, natural gas, and telecommunications industries, and in September 2000 when Prudential's public equity asset management capabilities were transferred to Jennison, he joined Jennison. Prior to joining Prudential, Mr. Hong was a research analyst at Equinox Capital Management where he covered the utility, consumer products, commodities, and technology sectors. Mr. Hong began his career as a research analyst covering telecommunications and technology companies at Parker/Hunter. He earned a BS in industrial management from Carnegie Mellon University and he holds the Chartered Financial Analyst (CFA) designation. Mr. Hong's service date on the Prudential Portfolio is April 2014.

The portfolio managers for the MLP Strategies segment of the Prudential Portfolio are supported by other Jennison portfolio managers, research analysts and investment professionals. Team members conduct research, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

PGIM, Inc. ("PGIM") is an indirect, wholly-owned subsidiary of Prudential Financial, Inc. PGIM was formed in June 1984 and was registered with the SEC as an investment adviser in December 1984. The Fixed Income unit of PGIM (PGIM Fixed Income) is the principal public fixed income asset management unit of PGIM. As of June 30, 2022, PGIM had approximately $1.21 trillion in assets under management. PGIM's address is 655 Broad Street, Newark, New Jersey 07102.

PGIM Fixed Income is the primary public fixed-income asset management unit of PGIM, with $759 billion in assets under management as of September 30, 2022, and is the unit of PGIM that provides investment advisory services.*

*  PGIM Fixed Income's assets under management includes the assets under management of PGIM Limited.

PGIM Fixed Income is organized into groups specializing in different sectors of the fixed income market: US and non-US government bonds, mortgages and asset-backed securities, US and non-US investment grade corporate bonds, high-yield bonds, emerging markets bonds, municipal bonds, and money market securities.

PGIM Fixed Income portfolio managers who are jointly and primarily responsible for the asset allocation strategy for the Prudential Portfolio are Robert Tipp, CFA, Craig Dewling, Gary Wu, CFA, Mick Meyler, Scott Donnelly, CFA, Matthew Angelucci, CFA, Matthew Angelucci, CFA, and Brett Bailey, CFA.

Robert Tipp, CFA, is a Managing Director, Chief Investment Strategist, and Head of Global Bonds for PGIM Fixed Income. In addition to comanaging the global multi-sector strategies, Mr. Tipp is responsible for global rates positioning for Core Plus, Absolute Return, and other portfolios. Mr. Tipp has worked at the Firm since 1991, where he has held a variety of senior investment manager and strategist roles. Prior to joining the firm, he was a Director in the Portfolio Strategies Group at the First Boston Corporation, where he developed, marketed, and implemented strategic portfolio products for money managers. Before that, Mr. Tipp was a Senior Staff Analyst at the Allstate Research & Planning Center, and managed fixed income and equity derivative strategies at Wells Fargo Investment Advisors. He received a BS in Business Administration and an MBA from the University of California, Berkeley. Mr. Tipp holds the Chartered Financial Analyst (CFA) designation. Mr. Tipp's service date on the Prudential Portfolio is April 2014.

Craig Dewling is a Managing Director and Co-Chief Investment Officer of PGIM Fixed Income. In this role, Mr. Dewling has oversight of Credit, Developed Market Rates, Agency MBS, Money Markets, Securities Lending, Insurance Strategies, and Portfolio Management within PGIM Investment Management of Japan. Prior to this role, Mr. Dewling was the Deputy Chief Investment Officer at PGIM Fixed Income. He has specialized in mortgage-backed securities since 1991. Earlier, he was a taxable bond generalist for the Firm's proprietary accounts, specializing in U.S. Treasuries and agencies. Mr. Dewling joined the Firm in 1987 in the Securities Systems Group. He received a BS in Quantitative Business Analysis from The Pennsylvania State University and an MBA in Finance from Rutgers University. Mr. Dewling's service date on the Prudential Portfolio is April 2014.

Gary Wu, CFA, is a Principal and a U.S. government portfolio manager for PGIM Fixed Income's Multi-Sector and Liquidity Team. He has been responsible for managing U.S. Treasury products since joining the Team in 2000. Previously, Mr. Wu was a portfolio manager on PGIM Fixed Income's Money Markets Desk. From 1997 to 1999, Mr. Wu was a risk analyst in PGIM Fixed Income's quantitative research group. Mr. Wu joined the Firm in 1994 in the Guaranteed Products Unit, where he was responsible for annuity pricing. Mr. Wu received a BS in Business Administration and Mathematics from The State University of New York, at Albany. He holds the Chartered Financial Analyst (CFA) designation. Mr. Wu's service date on the Prudential Portfolio is January 2016.

Mick Meyler is a Managing Director and Head of PGIM Fixed Income's Developed Market Rates team, specializing in government securities, futures and interest rate swaps/derivatives. Mr. Meyler joined the Firm in 2017 and manages overall portfolio strategy, performs quantitative analysis, and designs and implements risk positions. Most recently, Mr. Meyler was with Nomura Securities where he was a Director in Interest Rate Sales focused on relative value and macro sales. Prior to that he was a portfolio manager at Citigroup's Proprietary Trading business and then at Nomura Securities' Proprietary Trading business where he implemented and managed relative value trading strategies in government securities and interest rate swaps/options. Mr. Meyler began his career in Capital Markets in 2001 in an Interest Rates Sales role at Lehman Brothers. Mr. Meyler received a BA in Economics from Rutgers University and an MBA with a concentration in Quantitative Finance from the University of Chicago. Mr. Meyler's service date on the Prudential Portfolio is April 2021.

Scott Donnelly, CFA, is a Principal and a U.S. government portfolio manager for PGIM Fixed Income's Multi-Sector and Liquidity Team. Prior to his current role, Mr. Donnelly was a Sr. Investment Vice President for the Firm's Global Portfolio Management unit, overseeing the portfolio management activities within its Asia ex-Japan and European insurance operations. Mr. Donnelly started his career with the Firm in 2007 in the Institutional Investment Products group. Previously, he held portfolio management and actuarial roles at MetLife. Scott received a BS in Finance from St. Joseph's University and MBA from New York University. He holds the Chartered Financial Analyst (CFA) designation. Mr. Donnelly's service date on the Prudential Portfolio is April 2021.

Matthew Angelucci, CFA, is a Principal and co-senior portfolio manager for PGIM Fixed Income's Global Bond Team. In addition to co-managing the Global Bond Strategies, Mr. Angelucci is responsible for country and sector allocation, term structure positioning, and issue selection within sovereign securities and derivatives across global bond portfolios and relative value hedge strategies. Prior to assuming his current position, he was a financial analyst in the Portfolio Analysis Group where he was responsible for performance attribution and providing daily risk analysis and analytic support to the Global Government portfolio management team. Mr. Angelucci joined the Firm in 2005. He received a BS in Corporate Finance and Accounting from Bentley University. Mr. Angelucci holds the Chartered Financial Analyst (CFA) designation. Mr. Angelucci's service date on the Prudential Portfolio is March 2022.

Brett Bailey, CFA, is a Vice President and portfolio manager for PGIM Fixed Income's Global Bond Team. Mr. Bailey provides analytical support and analysis to the Multi-Sector Team in country and sector allocation, and issue selection within government, sovereign, and agency securities for the Global Government portfolio management team. Prior to assuming his current position, he was a financial analyst in the Portfolio Analysis Group, responsible for performance attribution and providing daily risk analysis and analytic support to the Global Government and Emerging Market portfolio management teams. Mr. Bailey joined the Firm in 2007. He received a BS in Economics and Finance from Villanova University and holds the Chartered Financial Analyst (CFA) designation. Mr. Bailey's service date on the Prudential Portfolio is March 2022.

PGIM Limited is an indirect, wholly-owned subsidiary of PGIM. PGIM Limited is located at Grand Buildings, 1-3 Strand, Trafalgar Square, London WC2N 5HR. PGIM Limited provides investment advisory services with respect to securities in certain foreign markets. As of September 30, 2022, PGIM Limited managed approximately $46.5 in assets.

T. Rowe Price Portfolio

T. Rowe Price Associates, Inc. ("T. Rowe Price") is a wholly owned subsidiary of T. Rowe Price Group, Inc. T. Rowe Price and its affiliates managed approximately $1.23 trillion in assets as of September 30, 2022. T. Rowe Price's address is 100 East Pratt Street, Baltimore, Maryland 21202.

T. Rowe Price has an Investment Advisory Committee that is responsible for the day-to-day management of the T. Rowe Price Portfolio and developing and executing the Portfolio's investment program. Charles M. Shriver, CFA and Toby M. Thompson, CFA, CAIA are Co-Chairmen of the Investment Advisory Committee and are jointly and primarily responsible for implementing and monitoring the T. Rowe Price Portfolio's investment strategy, as well as the allocation of the T. Rowe Price Portfolio's assets. Biographies for Messrs. Shriver and Thompson are provided below:

Charles M. Shriver is a vice president of T. Rowe Price Group, Inc. and T. Rowe Price Associates, Inc. He is a portfolio manager for several asset allocation portfolios within the Multi-Asset Division. He is the president of the Global Allocation, Balanced, and Spectrum Allocation Funds and chairman of their Investment Advisory Committees. Charles is also a member of the Investment Advisory Committee for the Real Assets Fund. He is Co-Chair of the Asset Allocation Committee and has been with the firm since 1991. Charles earned a BA in economics and rhetoric/communications studies from the University of Virginia, an MSF in finance from Loyola University Maryland, and a graduate diploma in public economics from Stockholm University. He has earned the Chartered Financial Analyst designation. Mr. Shriver's service date on the T. Rowe Price Portfolio is April 2014.

Toby M. Thompson is a vice president of T. Rowe Price Group, Inc. and T. Rowe Price Associates, Inc. He is a portfolio manager within the Multi-Asset Division. He serves as co-portfolio manager of the Managed Volatility Strategy and is a member of the Investment Advisory Committees of the Global Allocation Fund, Balanced Fund, Spectrum Allocation Funds. Prior to joining the firm in 2007, he served as director of investments of the I.A.M. National Pension Fund. Before joining the I.A.M. National Pension Fund, Toby was a principal with Brown Investment Advisory, where he worked in fixed income research, served as director of open architecture and asset allocation, and was a member of the firm's Strategic Investment Committee. Toby earned a BS in business and economics from Towson University and an MBA in finance from Loyola University Maryland. He has earned his Chartered Financial Analyst (CFA) and Chartered Alternative Investment Analyst (CAIA). Mr. Thompson's service date on the T. Rowe Price Portfolio is April 2014.

T. Rowe Price International Ltd ("T. Rowe Price International") was organized in 2000 as a United Kingdom corporation and is a wholly owned subsidiary of T. Rowe Price. In 2010, the corporation changed its name from T. Rowe Price Global Investment Services Limited to T. Rowe Price International Ltd. T. Rowe Price International is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, and is also registered or licensed with the U.K. Financial Conduct Authority, the Kanto Local Finance Bureau, and the Financial Services Agency of Japan, among other regulators. T. Rowe Price International is headquartered in London at 60 Queen Victoria Street, London EC4N 4TZ United Kingdom, and has several other branch offices around the world.

T. Rowe Price Hong Kong Limited ("T. Rowe Price Hong Kong"), a wholly owned subsidiary of Price International, was organized as a Hong Kong limited company in 2010. Price Hong Kong is responsible for marketing and client servicing of non-US clients based in certain Asian countries, including Hong Kong and Taiwan. Price Hong Kong is licensed with the SFC and is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940. Price Hong Kong serves as a subadviser to registered investment companies and other commingled products for which Price International serves as adviser, and provides investment management services for other clients who seek to primarily invest in securities markets of the Asia-Pacific region (excluding Japan and Australia). Price Hong Kong's address is 1 Connaught Place, Room 2101-2120, Jardine House 21st Floor, Central Hong Kong.

T. Rowe Price Japan, Inc. ("T. Rowe Price Japan"), a wholly owned subsidiary of T. Rowe Price International, was organized in 2017 as a Japanese corporation and commenced its operation in 2018. Prior to 2018, T. Rowe Price Japan operated as a branch of T. Rowe Price International (T. Rowe Price International—Tokyo Branch). T. Rowe Price Japan is registered with the SEC as an investment adviser under the Investment Advisers Act of

1940, and is also licensed with the Japan Financial Services Agency. T. Rowe Price Japan serves as a subadviser to registered investment companies and other commingled products for which T. Rowe Price International and its affiliates serves as adviser, and provides investment management services for other clients who seek to invest in Japanese securities markets. T. Rowe Price Japan is headquartered in Tokyo at 1-9-2, Marunouchi, Chiyoda-ku, Tokyo, Japan.

T. Rowe Price Singapore Private Ltd. ("T. Rowe Price Singapore") is a Singapore limited private company, organized in 2010 and a wholly owned subsidiary of T. Rowe Price International Ltd. (TRP International). TRP International is a UK corporation, organized in 2000, and is a wholly owned subsidiary of T. Rowe Price Associates Inc. T. Rowe Price Singapore is headquartered in Singapore at 501 Orchard Road, #10-02 Wheelock Place, Singapore 238880.

Acquiring Portfolio and Combined Portfolio

PGIM Quantitative Solutions Segment.

Marco Aiolfi, Edward L. Campbell, and Rory Cummings are jointly and primarily responsible for the day-to-day management of the portion of the Acquiring Portfolio and Combined Portfolio advised by PGIM Quantitative Solutions.

Marco Aiolfi, PhD, is a Managing Director and Co-Head of PGIM Quantitative Solutions' Multi-Asset team. He is responsible for portfolio management, research, product development, and strategic initiatives of the multi-asset platform. Prior to his current role, Marco was the Head of Systematic Multi-Asset Strategies, overseeing research, development and portfolio management of systematic total and absolute return investment solutions. Before joining PGIM Quantitative Solutions, Marco was a Lead Portfolio Manager and Researcher for GTAA and volatility strategies for the Quantitative Investment Strategies team at Goldman Sachs Asset Management, and a Principal at Platinum Grove Asset Management. Previously, Marco was a research scholar at the University of California, San Diego, and a visiting scholar at the International Monetary Fund. Marco's articles have appeared in several journals including the Journal of Econometrics, Journal of Financial Econometrics, Journal of Development Economics, Journal of Forecasting, Journal of Investment Management and the Journal of Portfolio Management. He earned a BA in economics and a PhD in economics from Bocconi University in Italy. Mr. Aiolfi's service date on the Acquiring Portfolio is August 2022.

Edward L. Campbell, CFA, is a Managing Director and Co-Head of PGIM Quantitative Solutions' Multi-Asset team. He is responsible for managing key investment products & strategic client relationships, economic & market research, investment strategy messaging, research and product development of the multi-asset platform. Ed also represents the firm through appearances in major media outlets, including CNBC and Bloomberg Television. Prior to joining PGIM Quantitative Solutions, Ed served as a Portfolio Manager and Senior Analyst for PGIM Investments' Strategic Investment Research Group (SIRG). Previously, Ed was a Partner and Vice President at Trilogy Advisors. He earned a BS in economics and international business from the City University of New York and an MBA in finance, global business and organizational leadership from the New York University (NYU) Stern School of Business with highest honors. He is a member of PGIM's Thought Leadership Council and currently serves on PGIM's Latinx Executive Leadership Team (ELT). He served a two-year term in the Corporate Leaders Program at the Council of Foreign Relations (CFR) ending in 2018 and was a founding member of PGIM's Diversity and Inclusion Task Force. He is currently a member of the Board of Trustees for The Winston School of Short Hills. Mr. Campbell's service date on the Acquiring Portfolio is August 2022.

Rory Cummings, CFA, is a Principal and Portfolio Manager for PGIM Quantitative Solutions working within the Multi-Asset team. He is responsible for portfolio management, investment strategy, portfolio design, and multi-asset research. Prior to his current role, Rory served as a Client Relations Specialist covering a variety of institutional clients. He earned a BA in finance from Seton Hall University and an MBA in financial markets and corporate finance from the New York University Stern School of Business. Mr. Cummings' service date on the Acquiring Portfolio is August 2022.

PGIM Fixed Income Segment.

Richard Piccirillo, Michael J. Collins, CFA, Gregory Peters and Lindsay Rosner, CFA, of PGIM Fixed Income are jointly and primarily responsible for the day-to-day management of the fixed income segment of the Acquiring and Combined Portfolio.

Richard Piccirillo is a Managing Director and senior portfolio manager for PGIM Fixed Income's Core, Long Government/Credit, Core Plus, Absolute Return, and other multi-sector Fixed Income strategies. Mr. Piccirillo had specialized in mortgage-and asset-backed securities since joining the Firm in 1993. Before joining the Firm, Mr. Piccirillo was a fixed income analyst with Fischer Francis Trees & Watts. Mr. Piccirillo started his career as a financial analyst at Smith Barney. He received a BBA in Finance from George Washington University and an MBA in Finance and International Business from New York University. Mr. Piccirillo was named a 2019 winner of the Pension and Investment Provider Award for Global Multi-Asset Credit.

Michael J. Collins, CFA, is a Managing Director and Senior Portfolio Manager for Core, Core Plus, Absolute Return, and other Multi-Sector Fixed Income strategies. Previously, Mr. Collins was a High Yield Portfolio Manager and Fixed Income Investment Strategist. Earlier he was a credit research analyst, covering investment grade and high yield corporate credits. Additionally, he developed proprietary quantitative international interest rate and currency valuation models for our global bond unit. Mr. Collins began his career at the Firm in 1986 as a software applications designer. He received a BS in Mathematics and Computer Science from Binghamton University and an MBA in Finance from New York University. Mr. Collins holds the Chartered Financial Analyst (CFA) designation and is a Fellow of the Life Management Institute (FLMI). He currently serves as the Treasurer on the Board of CEA, a non-profit that provides education and employment for people with disabilities. Mr. Collins was named a 2019 winner of the Pension and Investment Provider Award for Global Multi-Asset Credit. Mr. Collins is the host of PGIM Fixed Income's "All The Credit" podcast.

Gregory Peters is a Managing Director and Co-Chief Investment Officer of PGIM Fixed Income. Mr. Peters is also a senior portfolio manager for Core, Long Government/Credit, Core Plus, Absolute Return, and other multi-sector Fixed Income strategies. Prior to joining the Firm in 2014, Mr. Peters was Morgan Stanley's Global Director of Fixed Income & Economic Research and Chief Global Cross Asset Strategist, responsible for the Firm's macro research and asset allocation strategy. Earlier, he worked at Salomon Smith Barney and the Department of U.S. Treasury. He received a BA in Finance from The College of New Jersey and an MBA from Fordham University. Mr. Peters is a member of the Fixed Income Analyst Society and the Bond Market Association. Mr. Peters was named a 2019 winner of the Pension and Investment Provider Award for Global Multi-Asset Credit.

Lindsay Rosner, CFA, is a Principal on the Multi-Sector Portfolio Management Team for PGIM Fixed Income. Her primary responsibilities are supporting our efforts in managing multi-sector portfolios across several mandates, including Core, Core Plus, and Core Conservative, both intermediate and long duration. Prior to joining the Firm in 2012, Ms. Rosner worked for Barclays Capital (and prior to that, Lehman Brothers) in New York City where she was a convertible bond trader, working with both hedge fund and traditional money management clients. Ms. Rosner is a graduate of Princeton University. She received a BA from the Woodrow Wilson School of Public and International Affairs. Ms. Rosner holds the Chartered Financial Analyst (CFA) designation.

Additional Information About the Portfolio Managers—Compensation and Conflicts of Interest. For each portfolio manager that is primarily responsible for the day-to-day portfolio management of the Target Portfolios and the Acquiring Portfolio, the SAI of AST contains an explanation of the structure of, and method(s) used by each of Capital International, Wellington, PGIM Quantitative Solutions, PGIM Limited, Jennison, and PGIM Inc. to determine portfolio manager compensation. For each such portfolio manager for the Target Portfolios and the Acquiring Portfolio, the SAI's of AST and PSF also contain an explanation of any material conflicts of interest that may arise between a portfolio manager's management of the Target Portfolios' and Acquiring Portfolio's investments and investments in other accounts.

Portfolio Managers: Other Accounts—Additional Information About the Portfolio Managers—Other Accounts and Share Ownership. The SAI's of AST and PSF provide additional information about the compensation for each portfolio manager that is primarily responsible for the day-to-day management of the Target Portfolios, the

Acquiring Portfolio, other accounts managed by those portfolio managers, and ownership of Trust securities by those portfolio managers.

Contractual and Effective Investment Management Fee Rates for the Portfolios

The contractual investment management fee rates for the Target Portfolios and the Acquiring Portfolio are set forth below:

AST Prudential Flexible Multi-Strategy Portfolio

0.7825% of average daily net assets to $300 million;

0.7725% on next $200 million of average daily net assets;

0.7625% on next $250 million of average daily net assets;

0.7525% on next $2.5 billion of average daily net assets;

0.7425% on next $2.75 billion of average daily net assets;

0.7125% on next $4 billion of average daily net assets;

0.6925% over $10 billion of average daily net assets

AST T. Rowe Price Diversified Real Growth Portfolio

0.7325% of average daily net assets to $300 million;

0.7225% on next $200 million of average daily net assets;

0.7125% on next $250 million of average daily net assets;

0.7025% on next $2.5 billion of average daily net assets;

0.6925% on next $2.75 billion of average daily net assets;

0.6625% on next $4 billion of average daily net assets;

0.6425% over $10 billion of average daily net assets

PSF PGIM Flexible Managed Portfolio

0.60% of average daily net assets

The contractual investment management fee rate for the Acquiring Portfolio is not changing in connection with the Reorganizations. Assuming completion of the Reorganizations and based on the assets under management for each of the Portfolios as of June 30, 2022, the effective management fee rate for the Combined Portfolio would be 0.60%. Additionally, as noted earlier, based on the current assets under management for each of the Portfolios as of June 30, 2022, and assuming completion of the Reorganizations on that date, the pro forma annualized total net operating expense ratio for the Combined Portfolio is lower than the annualized total net operating expense ratio of the Target Portfolios.

VOTING INFORMATION

Approval of each Reorganization requires approval by a majority of the outstanding voting securities of the relevant Target Portfolio, as defined by the 1940 Act. For purposes of the 1940 Act, a majority of a Target Portfolio's outstanding voting securities is the lesser of (i) 67% of the Target Portfolio's outstanding voting securities represented at a meeting at which more than 50% of the Target Portfolio's outstanding voting securities are present in person or represented by proxy, or (ii) more than 50% of the Target Portfolio's outstanding voting securities. Each Contract owner will be entitled to give voting instructions equivalent to one vote for each full share, and a fractional vote for each fractional share, of a Target Portfolio beneficially owned at the close of business on February 27, 2023. If sufficient votes to approve a Reorganization are not received by the date of the Meeting, the Meeting may be adjourned to permit further solicitations of voting instructions. Pursuant to AST's Amended and Restated Declaration of Trust, the holders of one-third of the outstanding voting shares present in person or by proxy shall constitute a quorum at any meeting of Trust shareholders.

In accordance with requirements of the SEC, each Participating Insurance Company, as record owner of the shares of the Target Portfolios, will vote all shares of the Target Portfolios, including Target Portfolio shares owned by a Participating Insurance Company in its general account or otherwise, for which it does not receive instructions from the Contract owner beneficially owning the shares or for instructions that are not clearly marked, and the Participating Insurance Company will vote those shares (for the respective Proposal, against the respective Proposal, or abstain) in the same proportion as the votes actually cast in accordance with instructions received from Contract owners ("Shadow Voting"). The presence at a Meeting of the Participating Insurance Companies affiliated with the Manager and other AST portfolios will be sufficient to constitute a quorum. Therefore, this Shadow Voting procedure may result in a relatively small number of Contract owners determining the outcome of the vote. No minimum response is required from the Contract owners before Shadow Voting is applied. An abstention is not counted as an affirmative vote of the type necessary to approve a Proposal and, therefore, instructions to the applicable Participating Insurance Company to abstain will have the same effect as a vote against the Proposal.

How to Vote

You can vote your shares in any one of four ways:

•  By mail, with the enclosed voting instruction card;

•  Over the Internet;

•  Attending the Meeting to be held at the offices of the Trust, 655 Broad Street, Newark, New Jersey 07102, and submitting your voting instructions; or

•  By phone.

If you simply sign and date the voting instruction card but give no voting instructions, your shares will be voted by the Participating Insurance Company in favor of the Plan and in accordance with the views of management upon any unexpected matters that come before the relevant Meeting or adjournment thereof.

Revoking Voting Instructions

Contract owners executing and returning voting instructions may revoke such instructions at any time prior to exercise of those instructions by written notice of such revocation to the Secretary of AST, by execution of subsequent voting instructions. In addition, you may revoke such instructions by attending the Meeting.

Please visit the Meeting website no later than 11:59 p.m. Eastern Time on the day before the Meeting to register. Shareholders will need to register for the Meeting by entering the control number found on the proxy card or voting instruction form on the Meeting website.

Other Matters

The Board does not intend to bring any matters before the Meeting other than those described in this Prospectus/Proxy Statement. The Board is not aware of any other matters to be brought before the Meeting by others. If any other matter legally comes before the Meeting, it is intended that the Participating Insurance Companies will vote in accordance with their judgment.

Solicitation of Voting Instructions

Voting instructions will be solicited principally by mailing this Prospectus/Proxy Statement and its enclosures, but instructions also may be solicited by telephone, facsimile, through electronic means such as email, or in person by officers or representatives of AST or the Participating Insurance Company. Broadridge, Inc. serves as the solicitor and the Participating Insurance Companies will pay such costs for solicitation. If the record owner of a Contract is a custodian, nominee, or fiduciary, AST may send proxy materials to the record owner for any beneficial owners that such record owner may represent. The Trust may reimburse custodians, nominees, and fiduciaries for their reasonable expenses incurred in connection with proxy solicitations of such beneficial owners.

ADDITIONAL INFORMATION ABOUT THE TARGET PORTFOLIO
AND THE ACQUIRING PORTFOLIO

Each of the Target Portfolios is a separate series of AST and the Acquiring Portfolio is a series of PSF. Both PSF and AST are open-end management investment companies registered with the SEC under the 1940 Act. Each of their series is, in effect, a separate mutual fund.

Additional information about the Acquiring Portfolio is included in Exhibit B to this Prospectus/Proxy Statement. Additional information about the Target Portfolios are included in the prospectus and SAI for AST under file number 033-24962, dated April 25, 2022, and the portions of that prospectus and SAI relating to the Target Portfolios are incorporated herein by reference. Further information about the Acquiring Portfolio is included in the PSF SAI. The PSF SAI, under file number 002-80896, is incorporated herein by reference. These documents are available upon request and without charge by calling 800-778-2255 or by writing to AST or PSF at 655 Broad Street, Newark, New Jersey 07102.

AST, on behalf of the Target Portfolios and PSF, on behalf of the Acquiring Portfolio, each file proxy materials, reports, and other information with the SEC in accordance with the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act. AST and PSF also prepare annual reports, which include the management discussion and analysis. The annual report is available both from the SEC and from AST and PSF. These materials can be inspected and copied at the SEC's Public Reference Room at 100 F Street, N.E., Washington, DC 20549, and at the Regional Offices of the SEC located in New York City at 233 Broadway, New York, NY 10279. Also, copies of such material can be obtained from the SEC's Public Reference Section, Washington, D.C. 20549-6009, upon payment of prescribed fees, or from the SEC's Internet address at http://www.sec.gov.

PRINCIPAL HOLDERS OF SHARES

As of the Record Date, the Target Portfolios and the Acquiring Portfolio had shares/votes outstanding as set forth in the table below.

Target/Acquiring Portfolios	Shares/Votes Outstanding
AST Prudential Flexible Multi-Strategy Portfolio	7,151,687.204
AST T. Rowe Price Diversified Real Growth Portfolio	7,801,298.732
PSF PGIM Flexible Managed Portfolio	96,202.708

As of the Record Date, all of the shares of the Target Portfolios and the Acquiring Portfolio are owned as of record by various Participating Insurance Company separate accounts related to the Contracts. As noted above, the Participating Insurance Companies are required to offer Contract owners the opportunity to instruct them as to how to vote Target Portfolio shares. The table below sets forth, as of the Record Date, each shareholder that owns beneficially more than 5% of the Target Portfolios or the Acquiring Portfolio.

Target/ Acquiring Portfolios	Beneficial Owner Name*	Address	Shares/% Ownership
AST Prudential Flexible Multi-Strategy Portfolio	Pruco Life Insurance Company PLAZ Annuity Attn Separate Accounts 7th Floor	213 Washington Street Newark, NJ 07102-0000	5,861,479.832 / 81.96%
	Pruco Life Insurance Company PLNJ Annuity Attn Separate Accounts 7th Floor	213 Washington Street Newark, NJ 07102-0000	1,290,207.372 / 18.04%

Target/ Acquiring Portfolios	Beneficial Owner Name*	Address	Shares/% Ownership
AST T. Rowe Price Diversified Real Growth Portfolio	Pruco Life Insurance Company PLAZ Annuity Attn Separate Accounts 7th Floor	213 Washington Street Newark, NJ 07102-0000	6,924,076.128 / 88.76%
	Pruco Life Insurance Company PLNJ Annuity Attn Separate Accounts 7th Floor	213 Washington Street Newark, NJ 07102-0000	877,222.604 / 11.24%
PSF PGIM Flexible Managed Portfolio	Pruco Life Insurance Company PLAZ Annuity Attn Separate Accounts 7th Floor	213 Washington Street Newark, NJ 07102-0000	73,855.703 / 76.77%
	Pruco Life Insurance Company PLNJ Annuity Attn Separate Accounts 7th Floor	213 Washington Street Newark, NJ 07102-0000	22,347.005 / 23.23%

*  As defined by the SEC, a security is beneficially owned by a person if that person has or shares voting power or investment power with respect to the security.

As of the Record Date, the Trustees and Officers of AST and PSF, each as a group, beneficially owned less than 1% of the outstanding voting shares of either of the Portfolios.

FINANCIAL HIGHLIGHTS

The financial highlights, which follow will help you evaluate the financial performance of the Target Portfolios and the Acquiring Portfolio. The total return in each chart represents the rate that a shareholder earned on an investment in the Target Portfolios and the Acquiring Portfolio, assuming reinvestment of all dividends and other distributions. The charts do not reflect any charges under any Contract. Because Contract charges are not included, the actual return that you will receive will be lower than the total return.

The financial highlights for the Target Portfolios and Acquiring Portfolio for the fiscal ended December 31, 2021 are derived from the financial statements audited by PricewaterhouseCoopers LLP, AST's and PSF's independent registered public accounting firm for such fiscal year, whose reports thereon were unqualified. The information for the fiscal years or periods (as applicable) prior to the fiscal year ended December 31, 2020 was audited by KPMG LLP, AST's and PSF's prior independent registered public accounting firm. AST's and PSF's financial statements are included in the applicable annual reports to shareholders, which are available upon request. The financial highlights for the Target Portfolios and the Acquiring Portfolio for the six-month period ended June 30, 2022, are unaudited and are included in the applicable semi-annual reports to shareholders, which are available upon request.

	AST Prudential Flexible Multi-Strategy Portfolio
	Six Months Ended June 30, 2022		Year Ended December 31,
	(unaudited)		2021	2020	2019		2018		2017
Per Share Operating Performance(a):
Net Asset Value, beginning of period	$17.61		$15.54	$14.29	$12.44		$13.31		$11.38
Income (Loss) From Investment Operations:
Net investment income (loss)	0.07		0.08	0.06	0.08		0.04		0.01
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(3.09)		1.99	1.19	1.77		(0.91)		1.92
Total from investment operations	(3.02)		2.07	1.25	1.85		(0.87)		1.93
Capital Contributions	—		—	—	—	(b)(c)	—	(b)(c)	—
Net Asset Value, end of period	$14.59		$17.61	$15.54	$14.29		$12.44		$13.31
Total Return(d)	(17.15)%		13.32%	8.75%	14.87	%(e)	(6.54	)%(e)	16.96%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$109		$138	$131	$96		$83		$84
Average net assets (in millions)	$124		$136	$111	$90		$87		$72
Ratios to average net assets(f):
Expenses after waivers and/or expense reimbursement	1.07	%(g)	0.95%	0.77%	0.82%		0.76%		0.68%
Expenses before waivers and/or expense reimbursement	1.27	%(g)	1.29%	1.37%	1.53%		1.56%		1.57%
Net investment income (loss)	0.92	%(g)	0.50%	0.45%	0.63%		0.33%		0.04%
Portfolio turnover rate(h)	29%		40%	115%	44%		27%		39%

(a)  Calculated based on average shares outstanding during the period.

(b)  Represents payment received by the Portfolio, from Prudential, in connection with excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio's tax status as a partnership.

(c)  Amount rounds to zero.

(d)  Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(e)  Total return for the year includes the impact of the capital contribution, which was not material to the total return.

(f)  Does not include expenses of the underlying funds in which the Portfolio invests.

(g)  Annualized.

(h)  The Portfolio's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio's portfolio turnover rate may be higher.

	AST T. Rowe Price Diversified Real Growth Portfolio
	Six Months Ended June 30, 2022		Year Ended December 31,
	(unaudited)		2021	2020	2019		2018		2017
Per Share Operating Performance(a):
Net Asset Value, beginning of period	$19.59		$17.32	$14.99	$12.28		$13.21		$11.14
Income (Loss) From Investment Operations:
Net investment income (loss)	0.14		0.19	0.14	0.20		0.20		0.16
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(3.58)		2.08	2.19	2.51		(1.13)		1.91
Total from investment operations	(3.44)		2.27	2.33	2.71		(0.93)		2.07
Capital Contributions	—		—	—	—	(b)(c)	—	(b)(c)	—
Net Asset Value, end of period	$16.15		$19.59	$17.32	$14.99		$12.28		$13.21
Total Return(d)	(17.56)%		13.17%	15.48%	22.07	%(e)	(7.04	)%(e)	18.58%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$132		$170	$160	$94		$60		$59
Average net assets (in millions)	$151		$168	$126	$84		$63		$49
Ratios to average net assets(f):
Expenses after waivers and/or expense reimbursement	0.99	%(g)	0.99%	0.99%	0.99%		0.99%		0.99%
Expenses before waivers and/or expense reimbursement	1.26	%(g)	1.25%	1.35%	1.59%		1.92%		1.95%
Net investment income (loss)	1.62	%(g)	1.00%	0.91%	1.44%		1.51%		1.26%
Portfolio turnover rate(h)	41%		60%	90%	66%		56%		44%

(a)  Calculated based on average shares outstanding during the period.

(b)  Represents payment received by the Portfolio, from Prudential, in connection with excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio's tax status as a partnership.

(c)  Amount rounds to zero.

(d)  Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(e)  Total return for the year includes the impact of the capital contribution, which was not material to the total return.

(f)  Does not include expenses of the underlying funds in which the Portfolio invests.

(g)  Annualized.

(h)  The Portfolio's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio's portfolio turnover rate may be higher.

	PSF PGIM Flexible Managed Portfolio
	Six Months Ended June 30, 2022		Year Ended December 31,
Class I	(unaudited)		2021	2020	2019		2018		2017
Per Share Operating Performance(a):
Net Asset Value, beginning of period	$44.14		$37.61	$34.32	$28.63		$29.88		$25.99
Income (Loss) From Investment Operations:
Net investment income (loss)	0.25		0.49	0.56	0.61		0.53		0.45
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(6.70)		6.04	2.73	5.08		(1.78)		3.44
Total from investment operations	(6.45)		6.53	3.29	5.69		(1.25)		3.89
Capital Contributions	—		—	—	—	(b)(c)	—	(b)(c)	—
Net Asset Value, end of period	$37.69		$44.14	$37.61	$34.32		$28.63		$29.88
Total Return(d)	(14.61)%		17.36%	9.59%	19.87	%(e)	(4.18	)%(e)	14.97%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$4,116		$4,968	$4,479	$4,328		$3,834		$4,230
Average net assets (in millions)	$4,559		$4,766	$4,171	$4,127		$4,157		$4,043
Ratios to average net assets(f):
Expenses after waivers and/or expense reimbursement	0.62	%(g)	0.61%	0.62%	0.63%		0.63%		0.62%
Expenses before waivers and/or expense reimbursement	0.62	%(g)	0.61%	0.62%	0.63%		0.63%		0.62%
Net investment income (loss)	1.21	%(g)	1.18%	1.64%	1.92%		1.75%		1.62%
Portfolio turnover rate(h)(i)	57%		119%	120%	125%		139%		175%

(a)  Calculated based on average shares outstanding during the period.

(b)  Represents payment received by the Portfolio, from Prudential, in connection with excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio's tax status as a partnership.

(c)  Amount rounds to zero.

(d)  Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(e)  Total return for the year includes the impact of the capital contribution, which was not material to the total return.

(f)  Does not include expenses of the underlying funds in which the Portfolio invests.

(g)  Annualized.

(h)  The Portfolio accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.

(i)  The Portfolio's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio's portfolio turnover rate may be higher.

(j)  Commencement of offering.

(k)  Annualized, with the exception of certain non-recurring expenses.

	PSF PGIM Flexible Managed Portfolio
Class III	Six Months Ended June 30, 2022 (unaudited)		April 26, 2021(j) through December 31, 2021
Per Share Operating Performance(a):
Net Asset Value, beginning of period	$44.06		$40.73
Income (Loss) From Investment Operations:
Net investment income (loss)	0.20		0.26
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(6.68)		3.07
Total from investment operations	(6.48)		3.33
Capital Contributions	—		—
Net Asset Value, end of period	$37.58		$44.06
Total Return(d)	(14.71)%		8.18%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$3		$2
Average net assets (in millions)	$3		$1
Ratios to average net assets(f):
Expenses after waivers and/or expense reimbursement	0.87	%(g)	0.86	%(k)
Expenses before waivers and/or expense reimbursement	0.87	%(g)	0.86	%(k)
Net investment income (loss)	0.98	%(g)	0.86	%(k)
Portfolio turnover rate(h)(i)	57%		119%

(a)  Calculated based on average shares outstanding during the period.

(b)  Represents payment received by the Portfolio, from Prudential, in connection with excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio's tax status as a partnership.

(c)  Amount rounds to zero.

(d)  Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(e)  Total return for the year includes the impact of the capital contribution, which was not material to the total return.

(f)  Does not include expenses of the underlying funds in which the Portfolio invests.

(g)  Annualized.

(h)  The Portfolio accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.

(i)  The Portfolio's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio's portfolio turnover rate may be higher.

(j)  Commencement of offering.

(k)  Annualized, with the exception of certain non-recurring expenses.

EXHIBITS TO PROSPECTUS/PROXY STATEMENT

Exhibits

A  Form of Plan of Reorganization

B  Summary Prospectus for the Acquiring Portfolio dated April 25, 2022, as supplemented on May 2, 2022 and August 31, 2022.

ASTPFMS-TROWE

Exhibit A

ADVANCED SERIES TRUST

THE PRUDENTIAL SERIES FUND

FORM OF PLAN OF REORGANIZATION

THIS PLAN OF REORGANIZATION (the "Plan") of Advanced Series Trust, a Massachusetts business trust having its principal place of business at 655 Broad Street, Newark, New Jersey 07102 ("AST"), on behalf of the target portfolio listed in Schedule A to this Plan (the "Target Portfolio"), and of The Prudential Series Fund, a Delaware statutory trust having its place of business at 655 Broad Street, Newark, New Jersey 07102 ("PSF"), on behalf of the acquiring portfolio listed in Schedule A to this Plan (the "Acquiring Portfolio"), is made as of this day of [January 24, 2023]. Together, the Target Portfolio and the Acquiring Portfolio are referred to herein as the "Portfolios."

The reorganization for the Target Portfolio (hereinafter referred to as the "Reorganization") is intended to constitute a tax-free transaction for federal income tax purposes and will consist of: (i) the acquisition by the Acquiring Portfolio of all of the assets of the Target Portfolio and the assumption by the Acquiring Portfolio of all of the liabilities of the Target Portfolio in exchange solely for full and fractional shares of the Acquiring Portfolio ("Acquiring Portfolio Shares"); (ii) the distribution of Acquiring Portfolio Shares to the shareholders of the Target Portfolio according to their respective interests in complete liquidation of the Target Portfolio; and (iii) the dissolution of the Target Portfolio as soon as practicable after the closing (as defined in Section 3, hereinafter called the "Closing"), all upon and subject to the terms and conditions of this Plan hereinafter set forth.

In order to consummate the Plan, the following actions shall be taken by AST and PSF on behalf of the Target Portfolio and the Acquiring Portfolio, as applicable:

1.  Sale and Transfer of Assets, Liquidation and Dissolution of Target Portfolio.

(a)  Subject to the terms and conditions of this Plan, AST shall: (i) transfer all of the assets of the Target Portfolio, as set forth in Section 1(b) hereof, to the Acquiring Portfolio; and (ii) PSF shall cause the Acquiring Portfolio to assume all the liabilities of the Target Portfolio as set forth in Section 1(b) hereof. Such transactions shall take place at the Closing.

(b)  The assets of the Target Portfolio to be acquired by the Acquiring Portfolio (collectively, the "Assets") shall consist of all property, including, without limitation, all cash, securities, commodities and futures interests, and dividends or interest receivable that are owned by the Target Portfolio, and any deferred or prepaid expenses shown as an asset on the books of the Target Portfolio on the Closing date (as defined in Section 3, hereinafter the "Closing Date"). All liabilities, expenses, costs, charges and reserves of the Target Portfolio, to the extent that they exist at or after the Closing, shall after the Closing attach to the Acquiring Portfolio and may be enforced against the Acquiring Portfolio to the same extent as if the same had been incurred by the Acquiring Portfolio.

(c)  Subject to the terms and conditions of this Plan, PSF, on behalf of the Acquiring Portfolio, shall at the Closing deliver to AST for the benefit of the Target Portfolio the number of Acquiring Portfolio Shares, determined by dividing the net asset value per share of the shares of the Target Portfolio ("Target Portfolio Shares") on the Closing Date by the net asset value per share of the Acquiring Portfolio Shares, and multiplying the result thereof by the number of outstanding Target Portfolio Shares as of the close of regular trading on the New York Stock Exchange (the "NYSE") on the Closing Date. All such values shall be determined in the manner and as of the time set forth in Section 2 hereof.

(d)  Immediately following the Closing, the Target Portfolio shall distribute pro rata to its shareholders of record as of the close of business on the Closing Date, the Acquiring Portfolio Shares received by the Target Portfolio pursuant to this Section 1 and then shall terminate and dissolve. Such liquidation and distribution shall be accomplished by the establishment of accounts on the share records of PSF relating to the Acquiring Portfolio and noting in such accounts the type and amounts of Acquiring Portfolio Shares that former Target Portfolio shareholders are due based on their respective holdings of the Target Portfolio as of the close of business on the Closing Date. Fractional Acquiring Portfolio Shares shall be carried to the third decimal place. The Acquiring Portfolio shall not issue certificates representing the Acquiring Portfolio shares in connection with such exchange.

2.  Valuation.

(a)  The value of the Target Portfolio's Assets to be transferred to the Acquiring Portfolio hereunder shall be computed as of the close of regular trading on the NYSE on the Closing Date (the "Valuation Time") using the valuation procedures set forth in AST's current effective prospectus.

(b)  The net asset value of a share of the Acquiring Portfolio shall be determined to the second decimal point as of the Valuation Time using the valuation procedures set forth in PSF's current effective prospectus.

(c)  The net asset value of a share of the Target Portfolio shall be determined to the fourth decimal point as of the Valuation Time using the valuation procedures set forth in AST's current effective prospectus.

3.  Closing and Closing Date.

The consummation of the transactions contemplated hereby shall take place at the Closing (the "Closing"). The date of the Closing (the "Closing Date") shall be [February 27, 2023], or such other date as determined in writing by officers of AST and PSF. The Closing shall take place at the principal office of AST at 5:00 p.m. Eastern time on the Closing Date. AST on behalf of the Target Portfolio shall have provided for delivery as of the Closing of the Target Portfolio's Assets to the account of the Acquiring Portfolio at the Acquiring Portfolio's custodians. Also, AST on behalf of the Target Portfolio shall produce at the Closing a list of names and addresses of the shareholders of record of the Target Portfolio Shares and the number of full and fractional shares owned by each such shareholder, all as of the Valuation Time, certified by its transfer agent or by its President to the best of its or his or her knowledge and belief. PSF on behalf of the Acquiring Portfolio shall issue and deliver a confirmation evidencing the Acquiring Portfolio Shares to be credited to the Target Portfolio's account on the Closing Date to the Secretary of AST, or shall provide evidence satisfactory to the Target Portfolio that the Acquiring Portfolio Shares have been registered in an account on the books of the Acquiring Portfolio in such manner as AST on behalf of Target Portfolio may request.

4.  Representations and Warranties by AST on behalf of the Target Portfolio.

AST makes the following representations and warranties about the Target Portfolio:

(a)  The Target Portfolio is a series of AST, a business trust organized under the laws of the Commonwealth of Massachusetts and validly existing and in good standing under the laws of that jurisdiction. AST is duly registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, management investment company and all of the Target Portfolio Shares sold were sold pursuant to an effective registration statement filed under the Securities Act of 1933, as amended (the "1933 Act").

(b)  AST on behalf of the Target Portfolio is authorized to issue an unlimited number of the Target Portfolio shares, each outstanding share of which is fully paid, non-assessable, freely transferable and has full voting rights.

(c)  The financial statements appearing in AST's Annual Report to Shareholders for the fiscal year ended December 31, 2021, audited by PricewaterhouseCoopers LLP, fairly present the financial position of the Target Portfolio as of such date and the results of its operations for the periods indicated in conformity with generally accepted accounting principles applied on a consistent basis. The unaudited financial statements appearing in AST's Semi-Annual Report to Shareholders for the six-month period ended June 30, 2022 present the financial position of the Target Portfolio as of such date and the results of its operations for the periods indicated in conformity with generally accepted accounting principles applied on a consistent basis.

(d)  AST has the necessary power and authority to conduct the Target Portfolio's business as such business is now being conducted.

(e)  AST on behalf of the Target Portfolio is not a party to or obligated under any provision of AST's Second Amended and Restated Declaration of Trust, or any contract or any other commitment or obligation, and is not subject to any order or decree, that would be violated by its execution of or performance under this Plan.

(f)  The Target Portfolio does not have any unamortized or unpaid organizational fees or expenses.

(g)  The Target Portfolio is treated as a partnership for U.S. federal income tax purposes, and has not made any election or taken any other action inconsistent with such treatment. The Target Portfolio has satisfied the diversification and look-through requirements of Section 817(h) of the Internal Revenue Code of 1986, as amended (the "Code"), since its inception and will continue to satisfy such requirements at the Closing.

(h)  The Target Portfolio, or its agents, holds a valid Form W-9, Request for Taxpayer Identification Number and Certification, for the Target Portfolio shareholder of record, which Form W-9 can be associated with reportable payments made by the Target Portfolio to such shareholder.

(i)  At the Closing, the Target Portfolio will have good and marketable title to all of the securities and other assets shown on the statement of assets and liabilities referred to above, free and clear of all liens or encumbrances of any nature whatsoever, except such imperfections of title or encumbrances as do not materially detract from the value or use of the assets subject thereto, or materially adversely affect title thereto.

(j)  Except as may be disclosed in AST's current effective prospectus, there is no material suit, judicial action, or legal or administrative proceeding pending or threatened against the Target Portfolio.

(k)  There are no known actual or proposed deficiency assessments with respect to any taxes payable by the Target Portfolio.

(l)  The execution, delivery, and performance of this Plan have been duly authorized by all necessary actions of AST's Board of Trustees, and this Plan constitutes a valid and binding obligation enforceable in accordance with its terms.

5.  Representations and Warranties by PSF on behalf of the Acquiring Portfolio.

PSF makes the following representations and warranties about the Acquiring Portfolio:

(a)  The Acquiring Portfolio is a series of PSF, a Delaware statutory trust organized under the laws of the State of Delaware and validly existing and in good standing under the laws of that jurisdiction. PSF is duly registered under the 1940 Act as an open-end, management investment company and all of the Acquiring Portfolio Shares sold have been sold pursuant to an effective registration statement filed under the 1933 Act.

(b)  PSF on behalf of the Acquiring Portfolio is authorized to issue an unlimited number of the Acquiring Portfolio shares, each outstanding share of which is fully paid, non-assessable, freely transferable and has full voting rights.

(c)  The financial statements appearing in PSF's Annual Report to Shareholders for the fiscal year ended December 31, 2021, audited by PricewaterhouseCoopers LLP fairly present the financial position of the Acquiring Portfolio as of such date and the results of its operations for the periods indicated in conformity with generally accepted accounting principles applied on a consistent basis. The unaudited financial statements appearing in PSF's Semi-Annual Report to Shareholders for the six-month period ended June 30, 2022 present the financial position of the Acquiring Portfolio as of such date and the results of its operations for the periods indicated in conformity with generally accepted accounting principles applied on a consistent basis.

(d)  PSF has the necessary power and authority to conduct the Acquiring Portfolio's business as such business is now being conducted.

(e)  PSF on behalf of the Acquiring Portfolio is not a party to or obligated under any provision of PSF's Agreement and Declaration of Trust, or any contract or any other commitment or obligation, and is not subject to any order or decree, that would be violated by its execution of or performance under this Plan.

(f)  The Acquiring Portfolio is treated as a partnership for federal income tax purposes, and has not made any election or taken any other action inconsistent with such treatment. The Acquiring Portfolio has satisfied the diversification and look-through requirements of Section 817(h) of the Code since its inception and will continue to satisfy such requirements at the Closing.

(g)  The Acquiring Portfolio, or its agents, holds a valid Form W-9, Request for Taxpayer Identification Number and Certification, for the Acquiring Portfolio shareholder of record, which Form W-9 can be associated with reportable payments made by the Acquiring Portfolio to such shareholder.

(h)  The statement of assets and liabilities to be created by PSF for the Acquiring Portfolio as of the Valuation Time for the purpose of determining the number of Acquiring Portfolio Shares to be issued pursuant to this Plan will accurately reflect the Assets in the case of the Target Portfolio and the net asset value in the case of the Acquiring Portfolio, and outstanding shares, as of such date, in conformity with generally accepted accounting principles applied on a consistent basis.

(i)  At the Closing, the Acquiring Portfolio will have good and marketable title to all of the securities and other assets shown on the statement of assets and liabilities referred to in above, free and clear of all liens or encumbrances of any nature whatsoever, except such imperfections of title or encumbrances as do not materially detract from the value or use of the assets subject thereto, or materially affect title thereto.

(j)  Except as may be disclosed in PSF's current effective prospectus, there is no material suit, judicial action, or legal or administrative proceeding pending or threatened against the Acquiring Portfolio.

(k)  There are no known actual or proposed deficiency assessments with respect to any taxes payable by the Acquiring Portfolio.

(l)  The execution, delivery, and performance of this Plan have been duly authorized by all necessary actions of PSF's Board of Trustees, and this Plan constitutes a valid and binding obligation enforceable in accordance with its terms.

(m)  PSF anticipates that consummation of this Plan will not cause the Acquiring Portfolio to fail to conform to the requirements of Section 817(h) at the end of each tax quarter.

6.  Intentions of AST and PSF on behalf of the Portfolios.

(a)  At the Closing, AST on behalf of the Target Portfolio, intends to have available a copy of the shareholder ledger accounts, certified by AST's transfer agent or its President or a Vice President to the best of its or his or her knowledge and belief, for all the shareholders of record of Target Portfolio Shares as of the Valuation Time who are to become shareholders of the Acquiring Portfolio as a result of the transfer of assets that is the subject of this Plan.

(b)  AST on behalf of the Target Portfolio, and PSF on behalf of the Acquiring Portfolio, each intend to operate business as presently conducted between the date hereof and the Closing.

(c)  AST intends that the Target Portfolio will not acquire the Acquiring Portfolio Shares for the purpose of making distributions thereof to anyone other than the Target Portfolio's shareholders.

(d)  AST on behalf of the Target Portfolio intends, if this Plan is consummated, to liquidate and dissolve the Target Portfolio.

(e)  AST and PSF each intend that, by the Closing, each Portfolio's Federal and other tax returns and reports required by law to be filed on or before such date shall have been filed, and all Federal and other taxes shown as due on said returns shall have either been paid or adequate liability reserves shall have been provided for the payment of such taxes.

(f)  AST intends to mail to each shareholder of the Target Portfolio entitled to vote at the meeting of its shareholders at which action on this Plan is to be considered, in sufficient time to comply with requirements as to notice thereof, a Combined Proxy Statement and Prospectus that complies in all material respects with the applicable provisions of Section 14(a) of the Securities Exchange Act of 1934, as amended, and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

(g)  PSF intends to file with the U.S. Securities and Exchange Commission a registration statement on Form N-14 under the 1933 Act relating to the Acquiring Portfolio Shares issuable hereunder ("Registration Statement"), and will use its best efforts to provide that the Registration Statement becomes effective as promptly as practicable. At the time the Registration Statement becomes effective, it will: (i) comply in all material respects with the applicable provisions of the 1933 Act, and the rules and regulations promulgated thereunder; and (ii) not contain any untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. At the time the Registration Statement becomes effective, at the time of the shareholders' meeting of the Target Portfolio, and at the Closing Date, the prospectus and statement of additional information included in the Registration Statement will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

7.  Conditions Precedent to be Fulfilled by AST on behalf of the Portfolios.

The consummation of the Plan with respect to the Acquiring Portfolio and the Target Portfolio shall be subject to the following conditions:

(a)  That: (i) all the representations and warranties contained herein concerning the Portfolios shall be true and correct as of the Closing with the same effect as though made as of and at such date; (ii) performance of all obligations required by this Plan to be performed by AST and PSF on behalf of the relevant Portfolio shall occur prior to the Closing; and (iii) AST and PSF shall each execute a certificate signed by the President or a Vice President and by the Secretary or equivalent officer to the foregoing effect.

(b)  That the form of this Plan shall have been adopted and approved by the appropriate action of the Board of Trustees of AST and PSF on behalf of the relevant Portfolio.

(c)  That the U.S. Securities and Exchange Commission shall not have issued an unfavorable management report under Section 25(b) of the 1940 Act or instituted or threatened to institute any proceeding seeking to enjoin consummation of the Plan under Section 25(c) of the 1940 Act. And, further, that no other legal, administrative or other proceeding shall have been instituted or threatened that would materially affect the financial condition of a Portfolio or would prohibit the transactions contemplated hereby.

(d)  That there shall be delivered to AST and PSF on behalf of the relevant Portfolio an opinion from Goodwin Procter LLP, in form and substance satisfactory to AST and PSF, substantially to the effect that the transactions contemplated by this Plan should constitute a tax-free transaction for federal income tax purposes. Such opinion shall contain at a minimum the conclusion that the transfer by the Target Portfolio of all of its assets to the Acquiring Portfolio, in exchange solely for Acquiring Portfolio Shares, the assumption by the Acquiring Portfolio of all of the liabilities of the Target Portfolio, and the distribution of the Acquiring Portfolio Shares to the shareholders of the Target Portfolio in complete liquidation of the Target Portfolio, should be tax-free to the shareholders of the Target Portfolio for U.S. federal income tax purposes.

In giving the opinion set forth above, counsel may state that it is relying on certificates of the officers of AST and PSF with regard to matters of fact.

(e)  That the Registration Statement with respect to the Acquiring Portfolio Shares to be delivered to the Target Portfolio's shareholders in accordance with this Plan shall have become effective, and no stop order suspending the effectiveness of the Registration Statement or any amendment or supplement thereto, shall have been issued prior to the Closing Date, or shall be in effect at Closing, and no proceedings for the issuance of such an order shall be pending or threatened on that date.

(f)  That the Acquiring Portfolio Shares to be delivered hereunder shall be eligible for sale by the Acquiring Portfolio with each state commission or agency with which such eligibility is required in order to permit the Acquiring Portfolio Shares lawfully to be delivered to each shareholder of the Target Portfolio.

8.  Expenses.

(a)  PSF represents and warrants that there are no broker or finders' fees payable by it in connection with the transactions provided for herein.

(b)  All costs incurred in entering into and carrying out the terms and conditions of this Plan, including (without limitation) outside legal counsel and independent registered public accounting firm costs and costs incurred in connection with the printing and mailing of the relevant combined prospectus and proxy statement and related materials, shall be paid by Prudential Annuities Distributors, Inc. or its affiliates, not the Target Portfolio or the Acquiring Portfolio. Transactions costs, including brokerage commissions, shall be paid by the Portfolio entering into the transaction.

9.  Termination; Postponement; Waiver; Order.

(a)  Anything contained in this Plan to the contrary notwithstanding, this Plan may be terminated and abandoned at any time (whether before or after approval thereof by the shareholders of an Target Portfolio) prior to the Closing, or the Closing may be postponed by AST or PSF on behalf of a Portfolio by resolution of the Board of Trustees of AST or PSF, as applicable, if circumstances develop that, in the opinion of the Board, make proceeding with the Plan inadvisable.

(b)  If the transactions contemplated by this Plan have not been consummated by December 31, 2023, the Plan shall automatically terminate on that date, unless a later date is agreed to by the officers of AST and PSF on behalf of the Portfolios.

(c)  In the event of termination of this Plan pursuant to the provisions hereof, the Plan shall become void and have no further effect with respect to the Acquiring Portfolio or Target Portfolio, and neither PSF, AST, the Acquiring Portfolio nor the Target Portfolio, nor the trustees, officers, agents or shareholders shall have any liability in respect of this Plan.

(d)  At any time prior to the Closing, any of the terms or conditions of this Plan may be waived by the party who is entitled to the benefit thereof by action taken by AST's or PSF's Board of Trustees if, in the judgment of such Board of Trustees, such action or waiver will not have a material adverse effect on the benefits intended under this Plan to its shareholders, on behalf of whom such action is taken.

(e)  If any order or orders of the U.S. Securities and Exchange Commission with respect to this Plan shall be issued prior to the Closing and shall impose any terms or conditions that are determined by action of the Board of Trustees of AST or PSF on behalf of the Portfolios to be acceptable, such terms and conditions shall be binding as if a part of this Plan without further vote or approval of the shareholders of the Target Portfolio, unless such terms and conditions shall result in a change in the method of computing the number of Acquiring Portfolio Shares to be issued the Target Portfolio, in which event, unless such terms and conditions shall have been included in the proxy solicitation material furnished to the shareholders of the Target Portfolio prior to the meeting at which the transactions contemplated by this Plan shall have been approved, this Plan shall not be consummated and shall terminate, unless AST on behalf of the Target Portfolio shall call a special meeting of shareholders at which such conditions so imposed shall be submitted for approval.

10.  Entire Plan and Amendments.

This Plan embodies the entire plan of AST and PSF on behalf of the Portfolios, and there are no agreements, understandings, restrictions, or warranties between the parties other than those set forth or provided for herein. This Plan may be amended only by AST and PSF. Neither this Plan nor any interest herein may be assigned without the prior written consent of AST or PSF on behalf of the Portfolio corresponding to the Portfolio making the assignment.

11.  Notices.

Any notice, report, or demand required or permitted by any provision of this Plan shall be in writing and shall be deemed to have been given if delivered or mailed, first class postage prepaid, addressed to either AST or PSF at 655 Broad Street, Newark, NJ 07102, Attention: Secretary.

12.  Governing Law.

This Plan shall be governed by and carried out in accordance with the laws of Delaware without regard to its conflict of laws principles.

IN WITNESS WHEREOF, each party has executed this Plan by its duly authorized officers, all as of the date and year first written above.

THE PRUDENTIAL SERIES FUND on behalf of the Acquiring Portfolio listed in Schedule A
Attest: Melissa Gonzalez, _______________________ Assistant Secretary	By: ______________________________________ Title:
ADVANCED SERIES TRUST on behalf of the Target Portfolio listed in Schedule A
Attest: Melissa Gonzalez, _______________________ Assistant Secretary	By: ______________________________________ Title:

Schedule A

Target Portfolio	Acquiring Portfolio
[Target Portfolio Name]	PSF PGIM Flexible Managed Portfolio

Exhibit B

EXHIBIT B TO PROSPECTUS/PROXY STATEMENT

B-1

STATEMENT OF ADDITIONAL INFORMATION
TO PROSPECTUS/PROXY STATEMENT

Dated December 12, 2022

655 Broad Street
Newark, New Jersey 07102

Reorganizations of AST Prudential Flexible Multi-Strategy Portfolio and AST T. Rowe Price Diversified Real Growth Portfolio into the PSF PGIM Flexible Managed Portfolio

This Statement of Additional Information (the “SAI”) relates to the reorganizations of the portfolios listed below (each, a “Target Portfolio” and collectively, the “Target Portfolios”), each a series of the Advanced Series Trust (“AST”) into the PSF PGIM Flexible Managed Portfolio (the “Acquiring Portfolio,” and together with the Target Portfolios, the “Portfolios”), a series of The Prudential Series Fund, dated December 12, 2022 (such combined Proxy Statement and Prospectus being referred to herein as the “Prospectus/Proxy Statement”).

Target Portfolio	Referred to Herein As
AST Prudential Flexible Multi-Strategy Portfolio	Prudential Portfolio
AST T. Rowe Price Diversified Real Growth Portfolio	T. Rowe Price Portfolio

The Prudential Portfolio was organized in Massachusetts and launched on April 28, 2014. The T. Rowe Price Portfolio was organized in Massachusetts and launched on April 28, 2014. The Acquiring Portfolio was organized in Delaware and launched on May 13, 1983.

This SAI relates specifically to the proposed transfer of all of the Target Portfolios’ assets to the Acquiring Portfolio in exchange for (i) the Acquiring Portfolio’s assumption of all of the Target Portfolios’ liabilities, and (ii) the Acquiring Portfolio’s issuance to the Target Portfolio of Class III shares of beneficial interest in the Acquiring Portfolio (the “Acquiring Portfolio Shares”). The Acquiring Portfolio Shares received by the Target Portfolios will have an aggregate net asset value that is equal to the aggregate net asset value of the Target Portfolios shares that are outstanding immediately prior to such reorganization transaction. As a result of such transaction, the Target Portfolios will be completely liquidated, and Contract owners will beneficially own shares of the Acquiring Portfolio having an aggregate value equal to their Target Portfolio shares. A vote in favor of the Plan by the shareholders of the Target Portfolios will constitute a vote in favor of the liquidation of the Target Portfolios and the termination of such Portfolio as a separate series of AST. The acquisition of the assets of each Target Portfolio by the Acquiring Portfolio in exchange for the Acquiring Portfolio’s assumption of all of the liabilities of the Target Portfolio, and the issuance of Acquiring Portfolio Shares to a Target Portfolio and its shareholders, is referred to herein as the “Reorganization,” and these transactions are collectively referred to herein as the “Reorganizations.” If shareholders of the Target Portfolios approve the Plan and the Reorganizations are consummated, they will become shareholders of the Acquiring Portfolio.

This SAI consists of: (i) this Cover Page, (ii) a comparison of the investment restrictions of the Target Portfolios and the Acquiring Portfolio, and (iii) pro forma financial information relating to the Target Portfolios and the Acquiring Portfolio. Additional information relating to the Additional information relating to the Acquiring Portfolio is included in the SAI under file number 002-80896, dated April 25, 2022 (the “Trust SAI”), which is hereby incorporated by reference. Those portions of AST SAI, under file number 033-24962, relating to the Target Portfolios are incorporated herein by reference.

Audited financial statements and accompanying notes for the Target Portfolio, AST Prudential Flexible Multi-Strategy Portfolio, for the fiscal year ended December 31, 2021, and the independent auditors’ report thereon, dated February 24, 2022, are incorporated herein by reference from the Trust’s Annual Report to Shareholders under file number 811-05186.

Unaudited financial statements and accompanying notes for the Target Portfolio, AST Prudential Flexible Multi-Strategy Portfolio for the six-month period ended June 30, 2022, are incorporated herein by reference from the Trust’s Semi-Annual Report to Shareholders under file number 811-05186.

Audited financial statements and accompanying notes for the Target Portfolio, AST T. Rowe Price Diversified Real Growth Portfolio, for the fiscal year ended December 31, 2021, and the independent auditor’s report thereon, dated February 24, 2022, are incorporated herein by reference from the Trust’s Annual Report to Shareholders under file number 811-05186.

Unaudited financial statements and accompanying notes for the Target Portfolio, AST T. Rowe Price Diversified Real Growth Portfolio, for the six-month period ended June 30, 2022, are incorporated herein by reference from the Trust’s Semi-Annual Report to Shareholders under file number 811-05186.

Audited financial statements and accompanying notes for the Acquiring Portfolio, PSF PGIM Flexible Managed Portfolio, for the fiscal year ended December 31, 2021, and the independent auditor’s report thereon, dated February 17, 2022, are incorporated herein by reference from AST’s Annual Report to Shareholders under file number 811-03623.

Unaudited financial statements and accompanying notes for the Acquiring Portfolio, PSF PGIM Flexible Managed Portfolio, for the six-month period ended June 30, 2022, are incorporated herein by reference from the Trust’s Semi-Annual Report to Shareholders under file number 811-03623.

This SAI is not a Prospectus; you should read this SAI in conjunction with the Prospectus/Proxy Statement, which relates to the Reorganizations. You can request a copy of the Prospectus/Proxy Statement by calling 1-800-778-2255 or by writing to AST or PSF at 655 Broad Street, Newark, New Jersey 07102. In addition, a copy of the Prospectus/Proxy Statement is available on the internet at www.prudential.com/variableinsuranceportfolios. The Securities and Exchange Commission (the “SEC”) maintains a website (www.sec.gov) that contains this SAI and other material incorporated by reference and considered part of this SAI and the Prospectus/Proxy Statement, together with other information regarding AST or PSF.

STATEMENT OF ADDITIONAL INFORMATION
TABLE OF CONTENTS

INVESTMENT RESTRICTIONS	S-4

SUPPLEMENTAL FINANCIAL INFORMATION	S-7

ADDITIONAL INFORMATION RELATING TO THE ACQUIRING PORTFOLIO AND THE COMBINED PORTFOLIO	S-8

INVESTMENT RESTRICTIONS

Set forth below are certain investment restrictions applicable to the Target Portfolios and the Acquiring Portfolio. Fundamental restrictions may not be changed by the Board without a majority vote of shareholders as required by the Investment Company Act of 1940, as amended (the “1940 Act”). Non-fundamental restrictions may be changed by the Board without shareholder approval.

Fundamental Investment Restrictions Applicable to the Prudential Portfolio

Under its fundamental investment restrictions, the Prudential Portfolio will not:

1. Issue senior securities or borrow money or pledge its assets, except as permitted by the 1940 Act and rules thereunder, exemptive order, SEC release, no-action letter or similar relief or interpretations. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, reverse repurchase agreements, dollar rolls, short sales, derivative and hedging transactions such as interest rate swap transactions, and collateral arrangements with respect thereto, and transactions similar to any of the foregoing and collateral arrangements with respect thereto, clearing listed options in a margin account, and obligations of the Prudential Portfolio to Trustees pursuant to any deferred compensation arrangements are not deemed to be a pledge of assets or the issuance of a senior security.

2. Underwrite securities issued by other persons, except to the extent that the Prudential Portfolio may be deemed to be an underwriter (within the meaning of the 1933 Act) in connection with the purchase and sale of portfolio securities.

3. Purchase or sell real estate unless acquired as a result of the ownership of securities or other instruments; provided that this restriction shall not prohibit the Prudential Portfolio from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business.

4. Purchase or sell physical commodities unless acquired as a result of the ownership of securities or instruments; provided that this restriction shall not prohibit the Prudential Portfolio from (i) engaging in permissible options and futures transactions and forward foreign currency contracts in accordance with its investment policies, or (ii) investing in securities of any kind.

5. Make loans, except that the Prudential Portfolio may (i) lend portfolio securities in accordance with its investment policies in amounts up to 33 1/3% of its total assets taken at market value, (ii) purchase money market securities and enter into repurchase agreements, (iii) acquire publicly distributed or privately placed debt securities, and (iv) make loans of money to other investment companies to the extent permitted by the 1940 Act or any exemption there from that may be granted by the SEC or any SEC releases, no-action letters or similar relief or interpretive guidance.

6. Purchase any security if, as a result, more than 25% of the value of the Prudential Portfolio’s assets would be invested in the securities of issuers having their principal business activities in the same industry; provided that this restriction does not apply to investments in obligations issued or guaranteed by the US Government or any of its agencies or instrumentalities or to municipal securities (or repurchase agreements with respect thereto). For purposes of this limitation, investments in other investment companies shall not be considered an investment in any particular industry.

7. The Prudential Portfolio with respect to 75% of the value of its total assets, purchase the securities of any issuer if, as a result, (i) more than 5% of the value of the Prudential Portfolio’s total assets would be invested in the securities of such issuer, or (ii) more than 10% of the outstanding voting securities of such issuer would be held by the Prudential Portfolio.

If a restriction on the Prudential Portfolio’s investments is adhered to at the time an investment is made, a subsequent change in the percentage of the Prudential Portfolio’s assets invested in certain securities or other instruments, or change in average duration of its investment portfolio, resulting from changes in the value of its total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.

With respect to investment restriction (5), the restriction on making loans is not considered to limit the Prudential Portfolio’s investments in loan participations and assignments.

With respect to investment restriction (6), the Prudential Portfolio will not consider a bank-issued guaranty or financial guaranty insurance as a separate security for purposes of determining the percentage of the Prudential Portfolio’s assets invested in the securities of issuers in a particular industry.

With respect to investment restrictions (1) and (5), the Prudential Portfolio will not borrow or lend to any other fund unless it applies for and receives an exemptive order from the SEC, if so required, or the SEC issues rules permitting such transactions.

Fundamental Investment Restrictions Applicable to the T. Rowe Price Portfolio

Under its fundamental investment restrictions, the T. Rowe Price Portfolio will not:

1. Issue senior securities or borrow money or pledge its assets, except as permitted by the 1940 Act and rules thereunder, exemptive order, SEC release, no-action letter or similar relief or interpretations. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, reverse repurchase agreements, dollar rolls, short sales, derivative and hedging transactions such as interest rate swap transactions, and collateral arrangements with respect thereto, and transactions similar to any of the foregoing and collateral arrangements with respect thereto, clearing listed options in a margin account, and obligations of the T. Rowe Price Portfolio to Trustees pursuant to any deferred compensation arrangements are not deemed to be a pledge of assets or the issuance of a senior security.

2. Underwrite securities issued by other persons, except to the extent that the T. Rowe Price Portfolio may be deemed to be an underwriter (within the meaning of the 1933 Act) in connection with the purchase and sale of portfolio securities.

3. Purchase or sell real estate unless acquired as a result of the ownership of securities or other instruments; provided that this restriction shall not prohibit the T. Rowe Price Portfolio from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business.

4. Purchase or sell physical commodities unless acquired as a result of the ownership of securities or instruments; provided that this restriction shall not prohibit the T. Rowe Price Portfolio from (i) engaging in permissible options and futures transactions and forward foreign currency contracts in accordance with its investment policies, or (ii) investing in securities of any kind.

5. Make loans, except that the T. Rowe Price Portfolio may (i) lend portfolio securities in accordance with its investment policies in amounts up to 33 1/3% of its total assets taken at market value, (ii) purchase money market securities and enter into repurchase agreements, (iii) acquire publicly distributed or privately placed debt securities, and (iv) make loans of money to other investment companies to the extent permitted by the 1940 Act or any exemption there from that may be granted by the SEC or any SEC releases, no-action letters or similar relief or interpretive guidance.

6. Purchase any security if, as a result, more than 25% of the value of the T. Rowe Price Portfolio’s assets would be invested in the securities of issuers having their principal business activities in the same industry; provided that this restriction does not apply to investments in obligations issued or guaranteed by the US Government or any of its agencies or instrumentalities or to municipal securities (or repurchase agreements with respect thereto). For purposes of this limitation, investments in other investment companies shall not be considered an investment in any particular industry.

7. The T. Rowe Price Portfolio with respect to 75% of the value of its total assets, purchase the securities of any issuer if, as a result, (i) more than 5% of the value of the T. Rowe Price Portfolio’s total assets would be invested in the securities of such issuer, or (ii) more than 10% of the outstanding voting securities of such issuer would be held by the T. Rowe Price Portfolio.

If a restriction on the T. Rowe Price Portfolio’s investments is adhered to at the time an investment is made, a subsequent change in the percentage of the T. Rowe Price Portfolio’s assets invested in certain securities or other instruments, or change in average duration of its investment portfolio, resulting from changes in the value of its total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.

With respect to investment restriction (5), the restriction on making loans is not considered to limit the T. Rowe Price Portfolio’s investments in loan participations and assignments.

With respect to investment restriction (6), the T. Rowe Price Portfolio will not consider a bank-issued guaranty or financial guaranty insurance as a separate security for purposes of determining the percentage of the T. Rowe Price Portfolio’s assets invested in the securities of issuers in a particular industry.

With respect to investment restrictions (1) and (5), the T. Rowe Price Portfolio will not borrow or lend to any other fund unless it applies for and receives an exemptive order from the SEC, if so required, or the SEC issues rules permitting such transactions.

Fundamental Investment Restrictions Applicable to the Acquiring Portfolio

Under its fundamental investment restrictions, the Acquiring Portfolio will not:

1. Buy or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported or secured by interests in real estate are not subject to this limitation, and except that the Acquiring Portfolio may exercise rights relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner. The Acquiring Portfolio may not buy or sell commodities or commodity contracts, except that the Acquiring Portfolio may, consistent with its investment style, purchase and sell financial futures contracts and options thereon. For purposes of this restriction, futures contracts on currencies and on securities indices and forward foreign currency exchange contracts are not deemed to be commodities or commodity contracts.

2. Purchase securities on margin (but the Acquiring Portfolio may obtain such short-term credits as may be necessary for the clearance of transactions); provided that the deposit or payment by the Acquiring Portfolio of initial or maintenance margin in connection with otherwise permissible futures or options is not considered the purchase of a security on margin. The Acquiring Portfolio may not issue senior securities, borrow money or pledge assets, except as permitted by the 1940 Act and rules thereunder, or by exemptive order, SEC release, no-action letter, or similar relief or interpretations. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed-delivery basis, reverse repurchase agreements, short sales, derivative and hedging transactions and collateral arrangements with respect thereto, and obligations of AST to Trustees pursuant to deferred compensation agreements are not deemed to be a pledge of assets or the issuance of a senior security.

3. Make loans, except through loans of assets of the Acquiring Portfolio, repurchase agreements, trade claims, loan participations or similar investments, or as permitted by the 1940 Act and rules thereunder, or by exemptive order, SEC release, no-action letter or similar relief or interpretations. Provided that for purposes of this limitation, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or instruments similar to any of the foregoing will not be considered the making of a loan.

4. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

5. Purchase securities of a company in any industry if, as a result of the purchase, the Acquiring Portfolio's holdings of securities issued by companies in that industry would exceed 25% of the value of the Acquiring Portfolio, except that this restriction does not apply to purchases of obligations issued or guaranteed by the US Government, its agencies and instrumentalities or issued by domestic banks. For purposes of this restriction, neither finance companies as a group nor utility companies as a group are considered to be a single industry and will be grouped instead according to their services; for example, gas, electric, and telephone utilities will each be considered a separate industry. For purposes of this exception, domestic banks shall include all banks which are organized under the laws of the United States or a state (as defined in the 1940 Act), US branches of foreign banks that are subject to the same regulations as US banks and foreign branches of domestic banks (as permitted by the SEC).

Consistent with item 2 above, AST has entered into a joint revolving credit facility with other Prudential mutual funds to facilitate redemptions, if necessary.

Whenever any fundamental investment policy or restriction states a maximum percentage of the Acquiring Portfolio's assets, it is intended that if the percentage limitation is set at the time the investment is made, a later change in percentage resulting from changing total or net asset values will not be considered a violation of such policy.

SUPPLEMENTAL FINANCIAL INFORMATION

Tables showing the fees and expenses of each of the Target Portfolios and the Acquiring Portfolio, and the fees and expenses of each of the Target Portfolios on a pro forma basis after giving effect to the proposed Reorganizations, is included in the “‘Comparison of Investment Management Fees and Total Fund Operating Expenses” sections of the Proxy Statement and Prospectus.

The Reorganizations will not result in a material change to either Target Portfolio’s investment portfolio due to the investment restrictions of the Acquiring Portfolio. The extent to which the portfolio securities of the Target Portfolios will be maintained by the Combined Portfolio will be determined consistent with the Combined Portfolio’s investment objective, strategies and policies. The Target Portfolios are expected to bear the transaction expenses related to the Reorganizations, which typically include, but are not limited to, trade commissions, related fees and taxes, and any foreign exchange spread costs, where applicable (the “Transaction Costs”). Such Transaction Costs are estimated to be $70,000 (0.06% of net assets) and $50,000 (0.04% of net assets) for the Prudential Portfolio Reorganization and T. Rowe Price Portfolio reorganization, respectively.

There are no material differences in accounting policies of the Target Portfolios as compared to those of the Acquiring Portfolio.

Additional Information Relating to the Acquiring Portfolio and the Combined Portfolio

Introduction

Additional information relating specifically to the Combined Portfolio is set forth below.

Subadvisory Agreements for Combined Portfolio

The Manager has entered into subadvisory agreements with PGIM Quantitative Solutions and PGIM Fixed Income pursuant to which PGIM Investments (and not the Combined Portfolio) will pay PGIM Quantitative Solutions and PGIM Fixed Income the annualized fees shown below.

Subadvisers	Current Contractual Subadvisory Fee Rate
PGIM Quantitative Solutions LLC	0.34% of average daily net assets
PGIM Fixed Income	0.24% of average daily net assets managed by PGIM Fixed Income (Core Fixed-Income/Futures Assets Only) 0.15% of average daily net assets managed by PGIM Fixed Income (Money Market Assets Only)

Portfolio Managers: Other Accounts

Additional Information About the Portfolio Managers—Other Accounts and Share Ownership— Acquiring Portfolio

The following table sets forth information about the Acquiring Portfolio and accounts other than the Acquiring Portfolio for which the portfolio managers are primarily responsible for day-to-day portfolio management as of September 30, 2022. The table shows, for each such portfolio manager, the number of accounts managed and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts whose fees are based on performance is indicated in italics typeface. The table also sets forth the dollar range of equity securities of each portfolio of AST beneficially owned by the portfolio managers as of September 30, 2022.

Manager and/or Subadvisers	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
PGIM Quantitative Solutions LLC	Marco Aiolfi, PhD.	40/$43,407,293,105	None	None	None

	Edward L. Campbell, CFA	39/$43,225,309,715	None	12/$724,136,336	None

	Rory Cummings, CFA	36/$42,980,182,740	None	12/$724,136,336	None

PGIM Fixed Income	Richard Piccirillo	42/$87,243,212,291	16/$24,495,660,834 1/$53,336,170	103/$51,340,320,758 4/$1,129,073,586	None

	Michael J. Collins, CFA	29/$68,204,405,058	15/$24,382,767,683	103/$51,340,320,758 4/$1,129,073,586	None

	Gregory Peters	55/$95,235,107,239	23/$36,440,272,111 1/$53,336,170	144/$74,178,525,352	None

	Lindsay Rosner, CFA	42/$87,243,212,291	16/$24,495,660,834	103/$51,340,320,758 4/$1,129,073,586	None

Additional Information About the Portfolio Managers—Compensation and Conflicts of Interest—Acquiring Portfolio and Combined Portfolio

PGIM Quantitative Solutions LLC (“PGIM Quantitative Solutions”)

COMPENSATION. PGIM Quantitative Solutions investment professionals are compensated through a combination of base salary, a performance-based annual cash incentive bonus and an annual long-term incentive grant. PGIM Quantitative Solutions regularly utilizes third party surveys to compare its compensation program against leading asset management firms to monitor competitiveness.

An investment professional’s incentive compensation, including both the annual cash bonus and long-term incentive grant, is largely driven by a person’s contribution to PGIM Quantitative Solutions’ goal of providing investment performance to clients consistent with portfolio objectives, guidelines and risk parameters, as well as such person’s qualitative contributions to the organization. An investment professional’s long-term incentive grant is currently divided into two components: (i) 80% of the value of the grant is based on the performance of certain PGIM Quantitative Solutions strategies, and (ii) 20% of the value of the grant consists of restricted stock of Prudential Financial, Inc. (PGIM Quantitative Solutions’ ultimate parent company). Both such values are subject to increase or decrease. The long-term incentive grants are subject to vesting requirements. The incentive compensation of each investment professional is not based solely or directly on the performance of a fund (or any other individual account managed by PGIM Quantitative Solutions) or the value of the assets of a fund (or any other individual account managed by PGIM Quantitative Solutions).

The annual cash bonus pool is determined quantitatively based on two primary factors: 1) investment performance of composites representing PGIM Quantitative Solutions’ various investment strategies on a 1-year and 3-year basis relative to appropriate market peer groups and the indices against which PGIM Quantitative Solutions’ strategies are managed, and 2) business results as measured by Quant’ pretax income.

CONFLICTS OF INTEREST. Like other investment advisers, PGIM Quantitative Solutions is subject to various conflicts of interest in the ordinary course of its business. PGIM Quantitative Solutions strives to identify potential risks, including conflicts of interest, that are inherent in its business, and conducts annual conflict of interest reviews. When actual or potential conflicts of interest are identified, PGIM Quantitative Solutions seeks to address such conflicts through one or more of the following methods:

◾Elimination of the conflict;

◾Disclosure of the conflict; or

◾Management of the conflict through the adoption of appropriate policies and procedures.

PGIM Quantitative Solutions follows Prudential Financial’s policies on business ethics, personal securities trading, and information barriers. PGIM Quantitative Solutions has adopted a code of ethics, allocation policies and conflicts of interest policies, among others, and has adopted supervisory procedures to monitor compliance with its policies. PGIM Quantitative Solutions cannot guarantee, however, that its policies and procedures will detect and prevent, or result in the disclosure of, each and every situation in which a conflict may arise.

Side-by-Side Management of Accounts and Related Conflicts of Interest. Side-by-side management of multiple accounts can create incentives for PGIM Quantitative Solutions to favor one account over another. Examples are detailed below, followed by a discussion of how PGIM Quantitative Solutions addresses these conflicts.

◾Asset-Based Fees vs. Performance-Based Fees; Other Fee Considerations. PGIM Quantitative Solutions manages accounts with asset-based fees alongside accounts with performance-based fees. Asset-based fees are calculated based on the value of a client’s portfolio at periodic measurement dates or over specified periods of time. Performance-based fees are generally based on a share of the total return of a portfolio, and may offer greater upside potential to PGIM Quantitative Solutions than asset-based fees, depending on how the fees are structured. This side-by-side management could create an incentive for PGIM Quantitative Solutions to favor one account over another. Specifically, PGIM Quantitative Solutions could have the incentive to favor accounts for which it receives performance fees, and possibly take greater investment risks in those accounts, in order to bolster performance and increase its fees. In addition, since fees are negotiable, one client may be paying a higher fee than another client with similar investment objectives or goals. In negotiating fees, PGIM Quantitative Solutions takes into account a number of factors including, but not limited to, the investment strategy, the size of a portfolio being managed, the relationship with the client, and the required level of service. Fees may also differ based on account type. For example, fees for commingled vehicles, including those that PGIM Quantitative Solutions subadvises, may differ from fees charged for single client accounts.

◾Long Only/Long-Short Accounts. PGIM Quantitative Solutions manages accounts that only allow it to hold securities long as well as accounts that permit short selling. PGIM Quantitative Solutions may, therefore, sell a security short in some client accounts while holding the same security long in other client accounts, creating the possibility that PGIM Quantitative Solutions is taking inconsistent positions with respect to a particular security in different client accounts.

◾Compensation/Benefit Plan Accounts/Other Investments by Investment Professionals. PGIM Quantitative Solutions manages certain funds and strategies whose performance is considered in determining long-term incentive plan benefits for certain investment professionals. Investment professionals involved in the management of those accounts in these strategies have an incentive to favor them over other accounts they manage in order to increase their compensation. Additionally, PGIM Quantitative Solutions’ investment professionals may have an interest in funds in those strategies if the funds are chosen as options in their 401(k) or deferred compensation plans offered by Prudential or if they otherwise invest in those funds directly.

◾Affiliated Accounts. PGIM Quantitative Solutions manages accounts on behalf of its affiliates as well as unaffiliated accounts. PGIM Quantitative Solutions could have an incentive to favor accounts of affiliates over others.

◾Non-Discretionary Accounts or Model Portfolios. PGIM Quantitative Solutions provides non-discretionary model portfolios to some clients and manages other portfolios on a discretionary basis. When PGIM Quantitative Solutions manages accounts on a non-discretionary basis, the investment team will typically deliver a model portfolio to a non-discretionary client at or around the same time as executive discretionary trades in the same strategy. The non-discretionary clients may be disadvantaged if PGIM Quantitative Solutions delivers the model investment portfolio to them after it initiates trading for the discretionary clients, or vice versa.

◾Large Accounts/Higher Fee Strategies. Large accounts typically generate more revenue than do smaller accounts and certain strategies have higher fees than others. As a result, a portfolio manager has an incentive when allocating investment opportunities to favor accounts that pay a higher fee or generate more income for PGIM Quantitative Solutions.

◾Securities of the Same Kind or Class. PGIM Quantitative Solutions sometimes buys or sells or directs or recommends that one client buy or sell, securities of the same kind or class that are purchased or sold for another client, at prices that may be different. Although such pricing differences could appear as preferences for one client over another, PGIM Quantitative Solutions’ trade execution in each case is driven by its consideration of a variety of factors as we seek the most advantageous terms reasonably attainable in the circumstances. Although such pricing differences could appear as preferences for one client over another, PGIM Quantitative Solutions’ trade execution in each case is driven by its consideration of a variety of factors as we seek the most advantageous terms reasonably attainable in the circumstances. PGIM Quantitative Solutions may also, at any time, execute trades of securities of the same kind or class in one direction for an account and in the opposite direction for another account, or not trade in any other account. Opposite way trades are generally due to differences in investment strategy, portfolio composition, or client direction.

How PGIM Quantitative Solutions Addresses These Conflicts of Interest. The conflicts of interest described above with respect to different types of side-by-side management could influence PGIM Quantitative Solutions’ allocation of investment opportunities as well as its timing, aggregation and allocation of trades. PGIM Quantitative Solutions has developed policies and procedures designed to address these conflicts of interest. PGIM Quantitative Solutions Conflicts of Interest and related policies stress that investment decisions are to be made in accordance with the fiduciary duties owed to each account without giving consideration to PGIM Quantitative Solutions or PGIM Quantitative Solutions personnel's pecuniary, investment or other financial interests.

In keeping with its fiduciary obligations, PGIM Quantitative Solutions’ policies with respect to allocation and aggregation are to treat all of its accounts fairly and equitably over time. PGIM Quantitative Solutionsitative Solutions’ investment strategies generally require that PGIM Quantitative Solutions invest its clients’ assets in securities that are publicly traded. PGIM Quantitative Solutions generally does not participate in initial public offerings. PGIM Quantitative Solutions’ investment strategies are team managed, reducing the likelihood that one portfolio would be favored over other portfolios managed by the team. These factors reduce the risk that PGIM Quantitative Solutions could favor one client over another in the allocation of investment opportunities. PGIM Quantitative Solutions compliance procedures with respect to these policies include independent reviews by its compliance unit of the timing, allocation and aggregation of trades, the allocation of investment opportunities and the performance of similarly managed accounts. These procedures are designed to detect patterns and anomalies in PGIM Quantitative Solutions side-by-side management and trading so that PGIM Quantitative Solutions may take measures to correct or improve its processes. PGIM Quantitative Solutions’ Trade Management Oversight Committee, which consists of senior members of PGIM Quantitative Solutions’ management team, reviews, among other things, trading patterns, execution impact on client accounts and broker performance, on a periodic basis.

PGIM Quantitative Solutions rebalances portfolios periodically with frequencies that vary with market conditions and investment objectives and may differ across portfolios in the same strategy based on variations in portfolio characteristics and constraints. PGIM Quantitative Solutions may choose to aggregate trades for all portfolios rebalanced on any given day, where appropriate and consistent with its duty of best execution. Orders are generally allocated at the time of the transaction or as soon as possible thereafter, on a pro rata basis equal to each account’s appetite for the issue when such appetite can be determined.

With respect to PGIM Quantitative Solutions’ management of long-short and long only accounts, the security weightings (positive or negative) in each account are always determined by a quantitative algorithm. An independent review is performed by the compliance unit to assess whether any such positions would represent a departure from the quantitative algorithm used to derive the positions in each portfolio. PGIM Quantitative Solutions’ review is intended to identify situations where PGIM Quantitative Solutions would seem to have conflicting views of the same security in different portfolios, although such views may actually be reasonable and consistent due to differing portfolio constraints.

PGIM Quantitative Solutions’ Relationships with Affiliates and Related Conflicts of Interest. As an indirect wholly-owned subsidiary of Prudential Financial, PGIM Quantitative Solutions is part of a diversified, global financial services organization. It is affiliated with many types of U.S. and non-U.S. financial service providers, including insurance companies, broker-dealers, commodity trading advisors, commodity pool operators and other investment advisers. Some of its employees are officers of and/or provide services to some of these affiliates.

Conflicts Related to PGIM Quantitative Solutions’ Affiliations.

Conflicts Arising Out of Legal Restrictions. PGIM Quantitative Solutions may be restricted by law, regulation or contract as to how much, if any, of a particular security it may purchase or sell on behalf of a client, and as to the timing of such purchase or sale. Sometimes these restrictions apply as a result of PGIM Quantitative Solutions’ relationship with Prudential Financial and its other affiliates. For example, PGIM Quantitative Solutions holdings of a security on behalf of its clients are required under certain regulations, to be aggregated with the holdings of that security by other Prudential Financial affiliates. These holdings could, on an aggregate basis, exceed certain reporting thresholds. Prudential tracks these aggregate holdings and PGIM Quantitative Solutions may restrict purchases, sell existing investments, or otherwise restrict, forego or limit the exercise of rights to avoid crossing such thresholds because of the potential consequences to PGIM Quantitative Solutions, Prudential or PGIM Quantitative Solutions’s clients if such thresholds are exceeded. In addition, PGIM Quantitative Solutions could receive material, non-public information with respect to a particular issuer from an affiliate and, as a result, be unable to execute purchase or sale transactions in securities of that issuer for its clients. PGIM Quantitative Solutions is generally able to avoid receiving material, non-public information from its affiliates by maintaining information barriers to prevent the transfer of information between affiliates. PGIM Quantitative Solutions’ trading of Prudential Financial common stock for its clients’ portfolios also presents a conflict of interest and, consequently, PGIM Quantitative Solutions does so only when permitted by its clients.

The Fund may be prohibited from engaging in transactions with its affiliates even when such transactions may be beneficial for the Fund. Certain affiliated transactions are permitted in accordance with procedures adopted by the Fund and reviewed by the independent board members of the Fund.

Conflicts Related to PGIM Quantitative Solutions Multi-Asset Class Services. PGIM Quantitative Solutions performs asset allocation services as subadviser for affiliated mutual funds managed or co-managed by the Investment Manager. Where, in these arrangements, PGIM Quantitative Solutions also manages underlying funds or accounts within asset classes included in the mutual fund guidelines, PGIM Quantitative Solutions will allocate assets to such underlying funds, vehicles, or accounts. In these circumstances, PGIM Quantitative Solutions receives both an asset allocation fee and a management fee. As a result, PGIM Quantitative Solutions has an incentive to allocate assets to an asset class or vehicle that it manages in order to increase its fees. To help mitigate this conflict, the compliance group reviews the asset allocation to determine that the investments were made within the established guidelines for each asset class or fund.

PGIM Quantitative Solutions’ affiliates can have an incentive to seek to influence PGIM Quantitative Solutions’ asset allocation decisions, for example to facilitate hedging or improve profit margins. Through training and the establishment of communication barriers, however, PGIM Quantitative Solutions seeks to avoid any influence by its affiliates and implements its asset allocation decisions solely in what PGIM Quantitative Solutions believes to be the best interests of the funds and in compliance with applicable guidelines. PGIM Quantitative Solutions also believes that it makes such allocations in a manner consistent with its fiduciary obligations.

In certain arrangements PGIM Quantitative Solutions subadvises mutual funds for the Investment Manager through a program where they have selected PGIM Quantitative Solutions as a manager, resulting in PGIM Quantitative Solutions’ collection of subadvisory fees from them. The Investment Manager also selects managers for some of PGIM Quantitative Solutions’ asset allocation products and, in certain cases, is compensated by PGIM Quantitative Solutions for these services under service agreements. The Investment Manager and PGIM Quantitative Solutions may have a mutual incentive to continue these types of arrangements that benefit both companies. These and other types of conflicts of interest are reviewed to verify that appropriate oversight is performed.

Conflicts Related to PGIM Quantitative Solutions Financial Interests and the Financial Interests of PGIM Quantitative Solutions’ Affiliates. PGIM Quantitative Solutions, Prudential Financial, Inc., The Prudential Insurance Company of America (PICA) and other affiliates of PGIM Quantitative Solutions have financial interests in, or relationships with, companies whose securities PGIM Quantitative Solutions holds, purchases or sells in its client accounts. Certain of these interests and relationships are material to PGIM Quantitative Solutions or to the Prudential enterprise. At any time, these interests and relationships could be inconsistent or in potential or actual conflict with positions held or actions taken by PGIM Quantitative Solutions on behalf of its client accounts. For example, PGIM Quantitative Solutions invests in the securities of one or more clients for the accounts of other clients. PGIM Quantitative Solutions’ affiliates sell various products and/or services to certain companies whose securities PGIM Quantitative Solutions purchases and sells for its clients. PGIM Quantitative Solutions’ affiliates hold public and private debt and equity securities of a large number of issuers. PGIM Quantitative Solutions invests in some of the same issuers for its client accounts but at different levels in the capital structure. For instance, PGIM Quantitative Solutions may invest client assets in the equity of companies whose debt is held by an affiliate. Certain of PGIM Quantitative Solutions’ affiliates (as well as directors of PGIM Quantitative Solutions’ affiliates) are officers or directors of issuers in which PGIM Quantitative Solutions invests from time to time. These issuers may also be service providers to PGIM Quantitative Solutions or its affiliates. In general, conflicts related to the financial interests described above are addressed by the fact that PGIM Quantitative Solutions makes investment decisions for each client independently considering the best economic interests of such client.

Certain of PGIM Quantitative Solutions’ employees may offer and sell securities of, and units in, commingled funds that PGIM Quantitative Solutions manages or subadvises. Employees may offer and sell securities in connection with their roles as registered representatives of Prudential Investment Management Services LLC (a broker-dealer affiliate), or as officers, agents, or approved persons of other affiliates. There is an incentive for PGIM Quantitative Solutions’ employees to offer these securities to investors regardless of whether the investment is appropriate for such investor since increased assets in these vehicles will result in increased advisory fees to PGIM Quantitative Solutions. In addition, although sales commissions are not paid for such activities, such sales could result in increased compensation to the employee. To mitigate this conflict, PGIM Quantitative Solutions performs suitability checks on new clients as well as on an annual basis with respect to all clients.

Conflicts Related to Long-Term Compensation. A portion of the long-term incentive grant of some of PGIM Quantitative Solutions’ investment professionals will increase or decrease based on the annual performance of several of PGIM Quantitative Solutions’ strategies over defined time periods. Consequently, some of PGIM Quantitative Solutions’ portfolio managers from time to time have financial interests in the accounts they advise. To address potential conflicts related to these financial interests, PGIM Quantitative Solutions has procedures, including supervisory review procedures, designed to verify that each of its accounts is managed in a manner that is consistent with PGIM Quantitative Solutions’ fiduciary obligations, as well as with the account’s investment objectives, investment strategies and restrictions. Specifically, PGIM Quantitative Solutions’ chief investment officer will perform a comparison of trading costs between the advised accounts whose performance is considered in connection with the long-term incentive grant and other accounts, to verify that such costs are consistent with each other or otherwise in line with expectations. The results of the analysis are discussed at a meeting of PGIM Quantitative Solutions’ Trade Management Oversight Committee.

Conflicts Related to Service Providers. PGIM Quantitative Solutions retains third party advisors and other service providers to provide various services for PGIM Quantitative Solutions as well as for funds that PGIM Quantitative Solutions manages or subadvises. A service provider may provide services to PGIM Quantitative Solutions or one of its funds while also providing services to PGIM, Inc. (PGIM) other PGIM-advised funds, or affiliates of PGIM, and may negotiate rates in the context of the overall relationship. PGIM Quantitative Solutions may benefit from negotiated fee rates offered to its funds and vice-versa. There is no assurance, however, that PGIM Quantitative Solutions will be able to obtain advantageous fee rates from a given service provider negotiated by its affiliates based on their relationship with the service provider, or that it will know of such negotiated fee rates.

Conflicts of Interest in the Voting Process. Occasionally, a conflict of interest may arise in connection with proxy voting. For example, the issuer of the securities being voted may also be a client or affiliate of PGIM Quantitative Solutions. When PGIM Quantitative Solutions identifies an actual or potential conflict of interest between PGIM Quantitative Solutions and its clients or affiliates, PGIM Quantitative Solutions votes in accordance with the policy of its proxy voting advisor rather than its own policy. In that manner, PGIM Quantitative Solutions seeks to maintain the independence and objectivity of the vote.

PGIM Fixed Income

COMPENSATION. The base salary of an investment professional in the PGIM Fixed Income unit of PGIM is primarily based on market data relative to similar positions as well as the past performance, years of experience and scope of responsibility of the individual. PGIM Fixed Income is allocated an overall incentive pool based on the investment and financial performance of the business. Incentive compensation for investment professionals, including the annual cash bonus, the long-term equity grant and grants under PGIM Fixed Income’s long-term incentive plans, is primarily based on such person’s contribution to PGIM Fixed Income’s goal of providing investment performance to clients consistent with portfolio objectives, guidelines, risk parameters, and its compliance risk management and other policies, as well as market-based data such as compensation trends and levels of overall compensation for similar positions in the asset management industry. In addition, an investment professional’s qualitative contributions to the organization and its commercial success are considered in determining incentive compensation. Incentive compensation is not solely based on the performance of, or value of assets in, any single account or group of client accounts.

The PGIM Fixed Income unit within PGIM Limited (“PGIM Fixed Income (U.K.)”) has adopted a remuneration policy in relation to activities conducted through the entities authorized and regulated by the FCA in the United Kingdom. The remuneration policy is intended to be compliant with the United Kingdom’s Investment Firms Prudential Regime (“IFPR”) and governs the remuneration of PGIM Fixed Income (U.K.) staff and “material risk takers” of PGIM Fixed Income (U.K.) including those that are based outside the United Kingdom

An investment professional’s annual cash bonus is paid from an annual incentive pool. The pool is developed as a percentage of PGIM Fixed Income’s operating income and the percentage used to calculate the pool may be refined by factors such as:

●	business initiatives;

●	the number of investment professionals receiving a bonus and related peer group compensation;

●	financial metrics of the business relative to those of appropriate peer groups; and

●	investment performance of portfolios: (i) relative to appropriate peer groups; and/or (ii) as measured against relevant investment indices.

Long-term compensation consists of Prudential Financial, Inc. restricted stock and grants under the long-term incentive plan and targeted long-term incentive plan. The long-term incentive plan is intended to align compensation with investment performance. The targeted long-term incentive plan is intended to align the interests of certain of PGIM Fixed Income’s investment professionals with the performance of the particular alternative investment strategies or commingled investment vehicles they manage. Grants under the long-term incentive plan and targeted long-term incentive plan are participation interests in notional accounts with a beginning value of a specified dollar amount. For the long-term incentive plan, the value attributed to these notional accounts increases or decreases over a defined period of time based on the performance of investment composites representing a number of PGIM Fixed Income’s investment strategies. With respect to targeted long-term incentive awards, the value attributed to the notional accounts increases or decreases over a defined period of time based (as applicable) on the performance of either (i) a composite of particular alternative investment strategies or (ii) a commingled investment vehicle. An investment composite is an aggregation of accounts with similar investment strategies. The head of PGIM Fixed Income also receives performance shares which represent the right to receive shares of Prudential Financial, Inc. common stock conditioned upon, and subject to, the achievement of specified financial performance goals by Prudential Financial, Inc. Each of the restricted stock, grants under the long-term incentive plans, and performance shares is subject to vesting requirements.

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CONFLICTS OF INTEREST. Like other investment advisers, PGIM Fixed Income is subject to various conflicts of interest in the ordinary course of its business. PGIM Fixed Income strives to identify potential risks, including conflicts of interest, that are inherent in its business, and PGIM Fixed Income conducts annual conflict of interest reviews. However, it is not possible to identify every potential conflict that can arise. When actual or potential conflicts of interest are identified, PGIM Fixed Income seeks to address such conflicts through one or more of the following methods:

-	elimination of the conflict;

-	disclosure of the conflict; or

-	management of the conflict through the adoption of appropriate policies, procedures or other mitigants.

PGIM Fixed Income follows the policies of Prudential Financial, Inc. on business ethics, personal securities trading, and information barriers. PGIM Fixed Income has adopted a code of ethics, allocation policies and conflicts of interest policies, among others, and has adopted supervisory procedures to monitor compliance with its policies. PGIM Fixed Income cannot guarantee, however, that its policies and procedures will detect and prevent, or result in the disclosure of, each and every situation in which a conflict arises or could potentially arise.

Side-by-Side Management of Accounts and Related Conflicts of Interest. PGIM Fixed Income’s side-by-side management of multiple accounts can create conflicts of interest. Examples are detailed below, followed by a discussion of how PGIM Fixed Income addresses these conflicts.

●	Performance Fees - PGIM Fixed Income manages accounts with asset-based fees alongside accounts with performance-based fees. This side-by-side management creates an incentive for PGIM Fixed Income and its investment professionals to favor one account over another. Specifically, PGIM Fixed Income or its affiliates have an incentive to favor accounts for which PGIM Fixed Income or an affiliate receives performance fees, and possibly take greater investment risks in those accounts, in order to bolster performance and increase its fees.

●	Affiliated accounts - PGIM Fixed Income manages accounts on behalf of its affiliates as well as unaffiliated accounts. PGIM Fixed Income have an incentive to favor accounts of affiliates over others. Additionally, at times, PGIM Fixed Income’s affiliates provide initial funding or otherwise invest in vehicles managed by it, for example by providing “seed capital” for a fund or account. Managing “seeded” accounts alongside “non-seeded” accounts creates an incentive to favor the “seeded” accounts to establish a track record for a new strategy or product. Additionally, PGIM Fixed Income’s affiliated investment advisers from time to time allocate their asset allocation clients’ assets to PGIM Fixed Income. PGIM Fixed Income has an incentive to favor accounts used by its affiliates for their asset allocation clients to receive more assets from its affiliates.

●	Larger accounts/higher fee strategies - larger accounts and clients typically generate more revenue than do smaller accounts or clients and certain of PGIM Fixed Income’s strategies have higher fees than others. As a result, a portfolio manager could have an incentive when allocating scarce investment opportunities to favor accounts that pay a higher fee or generate more income for PGIM Fixed Income (or which it believes would generate more revenue in the future).

●	Long only and long/short accounts - PGIM Fixed Income manages accounts that only allow it to hold securities long as well as accounts that permit short selling. As a result, there are times when PGIM Fixed Income sells a security short in some client accounts while holding the same security long in other client accounts. These short sales could reduce the value of the securities held in the long only accounts. Conversely, purchases for long only accounts could have a negative impact on the short positions in long/short accounts. Consequently, PGIM Fixed Income has conflicts of interest in determining the timing and direction of investments.

●	Securities of the same kind or class - PGIM Fixed Income sometimes buys or sells, or direct or recommend that a client buy or sell, securities of the same kind or class that are purchased or sold for another client at prices that may be different. Although such pricing differences could appear as preferences for one client over another, PGIM Fixed Income’s trade execution in each case is driven by its consideration of a variety of factors consistent with its duty to seek best execution. There are times when PGIM Fixed Income executes trades of securities of the same kind or class in one direction for an account and in the opposite direction for another account, or determine not to trade such securities in one or more accounts while trading for others. While such trades (or a decision not to trade) could appear inconsistent in how PGIM Fixed Income views or treats a security for one client versus another, they generally result from differences in investment strategy, portfolio composition or client direction.

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●	Investment at different levels of an issuer’s capital structure— There are times when PGIM Fixed Income invests client assets in the same issuer, but at different levels in the issuer’s capital structure. This could occur, for instance, when a client holds private securities or loans of an issuer and other clients hold publicly traded securities of the same issuer. In addition, there are times when PGIM Fixed Income invest client assets in a class or tranche of securities of a securitized finance vehicle (such as a collateralized loan obligation, asset-backed security or mortgage-backed security) and also, at the same or different time, invests the assets of another client (including affiliated clients) in a different class or tranche of securities of the same vehicle. These different securities can have different voting rights, dividend or repayment priorities, rights in bankruptcy or other features that conflict with one another. For some of these securities (particularly private securitized product investments for which clients own all or a significant portion of the outstanding securities or obligations), PGIM Fixed Income has had, input regarding the characteristics and the relative rights and priorities of the various classes or tranches.

When PGIM Fixed Income invests client assets in different levels of an issuer’s capital structure, it is permitted to take actions with respect to the assets held by one client (including affiliated clients) that are potentially adverse to other clients, for example, by foreclosing on loans or by putting an issuer into default. In negotiating the terms and conditions of any such investments, or any subsequent amendments or waivers, PGIM Fixed Income could find that the interests of a client and the interests of one or more other clients (including affiliated clients) could conflict. In these situations, decisions over proxy voting, corporate reorganizations, how to exit an investment, bankruptcy matters (including, for example, whether to trigger an event of default or the terms of any workout) or other actions or inactions can result in conflicts of interest. Similarly, if an issuer in which a client and one or more other clients directly or indirectly hold different classes of securities encounters financial problems, decisions over the terms of any workout will raise conflicts of interest (including potential conflicts over proposed waivers and amendments to debt covenants). For example, a senior bond holder or lender might prefer a liquidation of the issuer in which it could be paid in full, whereas an equity or junior bond holder might prefer a reorganization that holds the potential to create value for the equity holders or junior bond holders. There will be times where PGIM Fixed Income refrains from taking certain actions (including participating in workouts and restructurings) or making investments on behalf of certain clients or where PGIM Fixed Income determine to sell investments for certain clients, in each case in order to mitigate conflicts of interest or legal, regulatory or other risks to PGIM Fixed Income This could potentially disadvantage the clients on whose behalf the actions are not taken, investments are not made, or investments are sold. Conversely, in other cases, PGIM Fixed Income will not refrain from taking such actions or making investments on behalf of some clients (including affiliated clients), which could potentially disadvantage other clients. Any of the foregoing conflicts of interest will be resolved or managed on a case-by-case basis. Any such resolution will take into consideration the interests of the relevant clients, the circumstances giving rise to the conflict and applicable laws.

●	Financial interests of investment professionals - PGIM Fixed Income investment professionals from time to time invest in certain investment vehicles that it manages, including exchanged-traded funds (“ETFs”), mutual funds and (through a retirement plan) collective investment trusts. Also, certain of these investment vehicles are options under the 401(k) and deferred compensation plans offered by Prudential Financial, Inc. In addition, the value of grants under PGIM Fixed Income’s long-term incentive plan and targeted long-term incentive plan is affected by the performance of certain client accounts. As a result, PGIM Fixed Income investment professionals have financial interests in accounts managed by PGIM Fixed Income and/or that are related to the performance of certain client accounts.

●	Non-discretionary/limited discretion accounts - PGIM Fixed Income provides non-discretionary and limited discretion investment advice to some clients and manages others on a fully discretionary basis. Trades in non-discretionary accounts or accounts where discretion is limited could occur before, in concert with, or after PGIM Fixed Income executes similar trades in its discretionary accounts. The non-discretionary/limited discretion clients may be disadvantaged if PGIM Fixed Income delivers investment advice to them after it initiates trading for the discretionary clients, or vice versa.

How PGIM Fixed Income Addresses These Conflicts of Interest. PGIM Fixed Income has developed policies and procedures reasonably designed to address the conflicts of interest with respect to its different types of side-by-side management described above.

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●	Each quarter, the head of PGIM Fixed Income holds a series of meetings with the senior portfolio manager and team responsible for the management of each of PGIM Fixed Income’s investment strategies. At each of these quarterly investment strategy review meetings, the head of PGIM Fixed Income and the strategy’s portfolio management team review and discuss the investment performance and performance attribution for client accounts managed in the strategy. These meetings generally are also attended by one or both of the co-chief investment officers, the head of quantitative analysis and risk management or his designee and a member of the compliance group, among others.

●	In keeping with PGIM Fixed Income’s fiduciary obligations, its policy with respect to trade aggregation and allocation is to treat all of its client accounts fairly and equitably over time. PGIM Fixed Income’s trade management oversight committee, which generally meets quarterly, is responsible for providing oversight with respect to trade aggregation and allocation. Its compliance group periodically reviews a sampling of new issue allocations and related documentation to confirm compliance with the trade aggregation and allocation policy. In addition, the compliance and investment risk management groups review forensic reports regarding new issue and secondary trade activity on a quarterly basis. This forensic analysis includes such data as the: (i) number of new issues allocated in the strategy; (ii) size of new issue allocations to each portfolio in the strategy; (iii) profitability of new issue transactions; (iv) portfolio turnover; (v) and metrics related to large and block trade activity. The results of these analyses are reviewed and discussed at PGIM Fixed Income’s trade management oversight committee meetings. The procedures above are designed to detect patterns and anomalies in PGIM Fixed Income’s side-by-side management and trading so that it may assess and improve its processes.

●	PGIM Fixed Income has procedures that specifically address its side-by-side management of certain long/short and long only portfolios. These procedures address potential conflicts that could arise from differing positions between long/short and long only portfolios. In addition, lending opportunities with respect to securities for which the market is demanding a slight premium rate over normal market rates are allocated to long only accounts prior to allocating the opportunities to long/short accounts.

Conflicts Related to PGIM Fixed Income’s Affiliations. As an indirect wholly-owned subsidiary of Prudential Financial, Inc., PGIM Fixed Income is part of a diversified, global financial services organization. PGIM Fixed Income is affiliated with many types of U.S. and non-U.S. financial service providers, including insurance companies, broker-dealers, commodity trading advisors, commodity pool operators and other investment advisers. Some of its employees are officers of and/or provide services to some of these affiliates.

●	Conflicts Related to Investment of Client Assets in Affiliated Funds. PGIM Fixed Income invests client assets in funds that it manages or subadvises for one or more affiliates. PGIM Fixed Income also invests cash collateral from securities lending transactions in some of these funds. These investments benefit PGIM Fixed Income and/or its affiliate through increasing assets under management and/or fees.

●	Conflicts Related to Referral Fees to Affiliates. From time to time, PGIM Fixed Income has arrangements where PGIM Fixed Income compensates affiliated parties for client referrals. PGIM Fixed Income currently has arrangements with an affiliated entity which provide for payments to an affiliate if certain investments by others are made in certain of PGIM Fixed Income’s products or if PGIM Fixed Income establishes certain other advisory relationships. These investments benefit both PGIM Fixed Income and its affiliates through increasing assets under management and fees.

●	Conflicts Related to Co-investment by Affiliates. PGIM Fixed Income affiliates provide initial funding to or otherwise invest in certain vehicles it manages. When certain of its affiliates provide “seed capital” or other capital for a fund, they generally do so with the intention of redeeming all or part of their interest at a future point in time or when they deem that sufficient additional capital has been invested in that fund.

●	The timing of a redemption by an affiliate could benefit the affiliate. For example, the fund may be more liquid at the time of the affiliate’s redemption than it is at times when other investors may wish to withdraw all or part of their interests.

●	In addition, a consequence of any withdrawal of a significant amount, including by an affiliate, is that investors remaining in the fund will bear a proportionately higher share of fund expenses following the redemption.

●	PGIM Fixed Income could also face a conflict if the interests of an affiliated investor in a fund it manages diverge from those of the fund or other investors. For example, PGIM Fixed Income affiliates, from time to time, hedge some or all of the risks associated with their investments in certain funds PGIM Fixed Income manages. PGIM Fixed Income may provide assistance in connection with this hedging activity.

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●	Insurance Affiliate General Accounts. Because of the substantial size of the general accounts of PGIM Fixed Income’s affiliated insurance companies (the “Insurance Affiliates”), trading by these general accounts, including PGIM Fixed Income’s trades on behalf of the accounts, may affect the market prices or limit the availability of the securities or instruments transacted. Although PGIM Fixed Income does not expect that the general accounts of affiliated insurers will execute transactions that will move a market frequently, and generally only in response to unusual market or issuer events, the execution of these transactions could have an adverse effect on transactions for or positions held by other clients.

PGIM Fixed Income believes that the conflicts related to its affiliations described above are mitigated by its allocation policies and procedures, its supervisory review of accounts and its procedures with respect to side-by-side management, including of long only and long/short accounts.

Conflicts Related to Financial Interests and the Financial Interests of Affiliates

Prudential Financial, the general accounts of the Insurance Affiliates, PGIM Fixed Income and other affiliates of PGIM at times have financial interests in, or relationships with, companies whose securities or related instruments PGIM Fixed Income holds, purchases or sells in its client accounts. Certain of these interests and relationships are material to PGIM Fixed Income or to the Prudential enterprise. At any time, these interests and relationships could be inconsistent or in potential or actual conflict with positions held or actions taken by PGIM Fixed Income on behalf of PGIM Fixed Income’s client accounts. For example:

●	PGIM Fixed Income invests in the securities of one or more clients for the accounts of other clients.

●	PGIM Fixed Income’s affiliates sell various products and/or services to certain companies whose securities PGIM Fixed Income purchases and sells for PGIM Fixed Income clients.

●	PGIM Fixed Income invests in the debt securities of companies whose equity is held by its affiliates.

●	PGIM Fixed Income’s affiliates hold public and private debt and equity securities of a large number of issuers. PGIM Fixed Income invests in some of the same issuers for other client accounts but at different levels in the capital structure. For example:

●	Affiliated accounts have held and can in the future hold the senior debt of an issuer whose subordinated debt is held by PGIM Fixed Income’s clients or hold secured debt of an issuer whose public unsecured debt is held in client accounts. See “Investment at different levels of an issuer’s capital structure” above for additional information regarding conflicts of interest resulting from investment at different levels of an issuer’s capital structure.

●	To the extent permitted by applicable law, PGIM Fixed Income can also invest client assets in offerings of securities the proceeds of which are used to repay debt obligations held in affiliated accounts or other client accounts. PGIM Fixed Income’s interest in having the debt repaid creates a conflict of interest. PGIM Fixed Income has adopted a refinancing policy to address this conflict.

●	Certain of PGIM Fixed Income’s affiliates’ directors or officers are directors, or officers of issuers in which PGIM Fixed Income invests from time to time. These issuers could also be service providers to PGIM Fixed Income or its affiliates.

●	In addition, PGIM Fixed Income can invest client assets in securities backed by commercial mortgage loans that were originated or are serviced by an affiliate.

In general, conflicts related to the financial interests described above are addressed by the fact that PGIM Fixed Income makes investment decisions for each client independently considering the best economic interests of such client, under the circumstances.

Conflicts Arising Out of Legal and Regulatory Restrictions.

●	At times, PGIM Fixed Income is restricted by law, regulation, executive order, contract or other constraints as to how much, if any, of a particular security it can purchase or sell on behalf of a client, and as to the timing of such purchase or sale. Sometimes these restrictions apply as a result of its relationship with Prudential Financial and other affiliates. For example, PGIM Fixed Income does not purchase securities issued by Prudential Financial or other affiliates for client accounts.

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●	In certain instances, PGIM Fixed Income’s ability to buy or sell or transact for one or more client accounts will be constrained as a result of its receipt of material, non-public information, various insider trading laws and related legal requirements. For example, PGIM Fixed Income would generally be unable to (i) invest in, (ii) divest securities of, or (iii) share investment analyses regarding companies for which it possesses material, non-public information, and such inability (which could last for an uncertain period of time until the information is no longer deemed material or non-public) can result in it being unable to buy, sell or transact for one or more client accounts or to take other actions that would otherwise be to the benefit of one or more clients.

●	PGIM Fixed Income faces conflicts of interest in determining whether to accept material, non-public information. For example, PGIM Fixed Income has sought with respect to the management of investments in certain loans for clients, to retain the ability to purchase and sell other securities in the borrower’s capital structure by remaining “public” on the loan. In such cases, PGIM Fixed Income will seek to avoid receiving material, non-public information about the borrowers to which an account can or expects to lend or has lent (through assignments, participations or otherwise), which could place an account at an information disadvantage relative to other accounts and lenders. Conversely, PGIM Fixed Income has chosen to receive material, non-public information about certain borrowers for its clients that invest in bank loans, which has restricted its ability to trade in other securities of the borrowers for its clients that invest in corporate bonds.

●	PGIM Fixed Income’s holdings of a security on behalf of its clients are required, under certain regulations, to be aggregated with the holdings of that security by other Prudential Financial affiliates. These holdings could, on an aggregate basis, exceed certain reporting or ownership thresholds. These aggregated holdings are centrally tracked and PGIM Fixed Income or Prudential Financial can choose to restrict purchases, sell existing positions, or otherwise restrict, forgo, or limit the exercise of rights to avoid crossing such thresholds because of the potential consequences to PGIM Fixed Income or Prudential Financial if such thresholds are exceeded.

Conflicts Related to Investment Consultants. Many of PGIM Fixed Income’s clients and prospective clients retain investment consultants (including discretionary investment managers and OCIO providers) to advise them on the selection and review of investment managers (including with respect to the selection of investment funds). PGIM Fixed Income has dealings with these investment consultants in their roles as discretionary managers or non-discretionary advisers to their clients. PGIM Fixed Income also has independent business relationships with investment consultants.

PGIM Fixed Income provides investment consultants with information about accounts that it manages for the consultant’s clients (and similarly, PGIM Fixed Income provides information about funds in which such clients are invested), in each case pursuant to authorization from the clients. PGIM Fixed Income also provides information regarding its investment strategies to investment consultants, who use that information in connection with searches that they conduct for their clients. PGIM Fixed Income often responds to requests for proposals in connection with those searches.

Other interactions PGIM Fixed Income has with investment consultants include the following:

●	it provides advisory services to the proprietary accounts of investment consultants and/or their affiliates, and advisory services to funds offered by investment consultants and/or their affiliates;

●	it invites investment consultants to events or other entertainment hosted by PGIM Fixed Income;

●	it purchases software applications, market data, access to databases, technology services and other products or services from certain investment consultants; and

●	it sometimes pays for the opportunity to participate in conferences organized by investment consultants.

PGIM Fixed Income will provide clients with information about its relationship with the client’s investment consultant upon request. In general, PGIM Fixed Income relies on the investment consultant to make the appropriate disclosure to its clients of any conflict that the investment consultant believes to exist due to its business relationships with PGIM Fixed Income.

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A client’s relationship with an investment consultant could result in restrictions in the eligible securities or trading counterparties for the client’s account. For example, accounts of certain clients (including clients that are subject to ERISA) can be restricted from investing in securities issued by the client’s consultant or its affiliates and from trading with, or participating in transactions involving, counterparties that are affiliated with the investment consultant. In some cases, these restrictions could have a material impact on account performance.

Conflicts Related to Service Providers. PGIM Fixed Income retains third party advisors and other service providers to provide various services for PGIM Fixed Income as well as for funds that PGIM Fixed Income manages or subadvises. Some service providers provide services to PGIM Fixed Income or one of PGIM Fixed Income’s funds while also providing services to other PGIM units, other PGIM-advised funds, or affiliates of PGIM, and negotiate rates in the context of the overall relationship. PGIM Fixed Income can benefit from negotiated fee rates offered to its funds and vice versa. There is no assurance, however, that PGIM Fixed Income will be able to obtain advantageous fee rates from a given service provider negotiated by its affiliates based on their relationship with the service provider, or that PGIM Fixed Income will know of such negotiated fee rates.

Conflicts Related to Valuation and Fees.

When client accounts hold illiquid or difficult to value investments, PGIM Fixed Income faces a conflict of interest when making recommendations regarding the value of such investments since its fees are generally based on the value of assets under management. PGIM Fixed Income could be viewed as having an incentive to value investments at higher valuations. PGIM Fixed Income believes that its valuation policies and procedures mitigate this conflict effectively and enable it to value client assets fairly and in a manner that is consistent with the client’s best interests. In addition, separately managed account clients often calculate fees based on the valuation of assets provided by their custodian or administrator.

Conflicts Related to Securities Lending and Reverse Repurchase Fees.

When PGIM Fixed Income manages a client account and also serves as securities lending agent and/or engages in reverse repurchase transactions for the account, PGIM Fixed Income is compensated for its securities lending and reverse repurchase services by receiving a portion of the proceeds generated from the securities lending and reverse repurchase activities of the account. PGIM Fixed Income could, therefore, be considered to have an incentive to invest in securities that would generate higher securities lending and reverse repurchase returns, even if these investments were not otherwise in the best interest of the client account. In addition, if PGIM Fixed Income is acting as securities lending agent and providing reverse repurchase services, PGIM Fixed Income may be incented to select the less costly alternative to increase its revenues.

Conflicts Related to Long-Term Compensation. As a result of the long-term incentive plan and targeted long-term incentive plan, PGIM Fixed Income’s portfolio managers from time to time have financial interests related to the investment performance of some, but not all, of the accounts they manage. For example, the performance of some client accounts is not reflected in the calculation of changes in the value of participation interests under PGIM Fixed Income’s long-term incentive plan. This may be because the composite representing the strategy in which the account is managed is not one of the composites included in the calculation or because the account is excluded from a specified composite due to guideline restrictions or other factors. In addition, the performance of only a small number of its investment strategies is covered under PGIM Fixed Income’s targeted long-term incentive plan. Further, for certain PGIM Fixed Income investment professionals, participation interests in the targeted long-term incentive plan constitute a significant percentage of their total long-term compensation. To address potential conflicts related to these financial interests, PGIM Fixed Income has procedures, including trade allocation and supervisory review procedures, designed to confirm that each of its client accounts is managed in a manner that is consistent with PGIM Fixed Income’s fiduciary obligations, as well as with the account’s investment objectives, investment strategies and restrictions. For example, the head of PGIM Fixed Income reviews performance among similarly managed accounts on a quarterly basis during a series of meetings with the senior portfolio manager and team responsible for the management of each investment strategy. These quarterly investment strategy review meetings generally are also attended by one or both of our co-chief investment officers, the head of quantitative analysis and risk management or his designee and a member of the compliance group, among others.

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Conflicts Related to the Offer and Sale of Securities. Certain of PGIM Fixed Income’s employees offer and sell securities of, and interests in, commingled funds that it manages or subadvises. Employees offer and sell securities in connection with their roles as registered representatives of an affiliated broker-dealer, officers of an affiliated trust company, agents of the Insurance Affiliates, approved persons of an affiliated investment adviser or other roles related to such commingled funds. There is an incentive for PGIM Fixed Income’s employees to offer these securities to investors regardless of whether the investment is appropriate for such investor since increased assets in these vehicles will result in increased advisory fees to it. In addition, such sales could result in increased compensation to the employee.

Conflicts Related to Employee/Investment Professional Trading. Personal trading by PGIM Fixed Income employees creates a conflict when they are trading the same securities or types of securities as PGIM Fixed Income trades on behalf of its clients. This conflict is mitigated by PGIM Fixed Income’s personal trading standards and procedures.

Conflicts Related to Outside Business Activity. From time to time, certain of PGIM Fixed Income employees or officers engage in outside business activity, including outside directorships. Any outside business activity is subject to prior approval pursuant to PGIM Fixed Income’s personal conflicts of interest and outside business activities policy. Actual and potential conflicts of interest are analyzed during such approval process. PGIM Fixed Income could be restricted in trading the securities of certain issuers in client portfolios in the unlikely event that an employee or officer, as a result of outside business activity, obtains material, non-public information regarding an issuer.

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